Registration Numbers: 2-66976
                                                                        811-3009

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [  X  ]

                  Pre-Effective Amendment No.                            [     ]
                                                  --------------

                  Post-Effective Amendment No.          48               [  X  ]
                                                  --------------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [  X  ]

                  Amendment No.          48                              [  X  ]
                                    ------------


                             LIBERTY FUNDS TRUST II
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
              ----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 426-3750
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



Name and Address of Agent for Service:        Copy to:
--------------------------------------        --------
William J. Ballou, Esquire                    John M. Loder, Esquire
Colonial Management Associates, Inc.          Ropes & Gray
One Financial Center                          One International Place
Boston, Massachusetts  02111                  Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):

[       ]         immediately upon filing pursuant to paragraph (b)
[   X   ]         on December 29, 2000 pursuant to paragraph (b)
[       ]         60 days after filing pursuant to paragraph (a)(1)
[       ]         on [date] pursuant to paragraph (a)(1) of Rule 485
[       ]         75 days after filing pursuant to paragraph (a)(2)
[       ]         on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate check the following box:

[       ]         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND             PROSPECTUS, JANUARY 1, 2001








CLASS A, B AND C SHARES

Advised by Newport Fund Management, Inc.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Not FDIC   May Lose Value
Insured    No Bank Guarantee

TABLE OF CONTENTS


THE FUND                                2

Investment Goal.........................2

Principal Investment Strategies.........2

Principal Investment Risks..............2

Performance History.....................4

Your Expenses...........................5


YOUR ACCOUNT                            6

How to Buy Shares.......................6

Sales Charges...........................7

How to Exchange Shares.................11

How to Sell Shares.....................11

Fund Policy on Trading of Fund Shares..13

Distribution and Service Fees..........13

Other Information About Your Account...14


MANAGING THE FUND                      17

Investment Advisor.....................17

Portfolio Manager......................17


FINANCIAL HIGHLIGHTS                   18

THE FUND

INVESTMENT GOAL

The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Fund invests substantially all of its assets in stocks of companies whose principal activities are in Japan. The Fund's investment advisor will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks and the source of its revenues and location of its assets. The Fund invests in stocks of well-established companies with histories of consistent earnings growth in industries with attractive or improving prospects.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.



PRINCIPAL INVESTMENT RISKS



The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.



Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUND




Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.



Because the Fund's investments are concentrated in Japan, the Fund is particularly susceptible to country concentration risks. The political, economic and market conditions within Japan and movements in the currency exchange rates between Japan and the U.S. may cause the value of the Fund's shares to fluctuate more widely than the value of the shares of a fund that invests in companies located in a number of different countries. The Fund's concentration in Japan may also result in greater losses to the Fund than if the Fund were more geographically diversified.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND



UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. The table shows each class's returns with sales charges.



The Fund's returns are compared to the Morgan Stanley Capital International Japan Index (MSCI Index), an unmanaged index that tracks the performance of Japanese stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Morningstar Japan Stock Funds category average (Morningstar Average). This Morningstar Average, which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant its information to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.


PERFORMANCE HISTORY


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.


CALENDAR YEAR TOTAL RETURNS (CLASS A)
              [BAR CHART]

YEAR
1997               -2.98%
1998               16.96%
1999              152.09%


                                             For period shown in bar chart:
The Fund's year-to-date total return         Best quarter: 4th quarter 1999, +35.76%
through September 30, 2000 was -34.21%.      Worst quarter: 4th quarter 1997, -11.96%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 1999



                                       INCEPTION                    LIFE OF THE
                                          DATE         1 YEAR          FUND
Class A (%)                              6/3/96        137.60          29.37
------------------------------------------------------------------------------
Class B (%)                              6/3/96        145.44          30.13
------------------------------------------------------------------------------
Class C (%)                              6/3/96        149.34          30.54
------------------------------------------------------------------------------
MSCI Index (%)                            N/A           61.53           2.38(1)
------------------------------------------------------------------------------
Morningstar Average (%)                   N/A          116.94          18.93


(1) Performance information is from May 31, 1996.

THE FUND



UNDERSTANDING EXPENSES


SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.





ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions


- Assumes Class B shares convert to Class A shares after eight years


YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                     CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                5.75        0.00        0.00

Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)         1.00(3)      5.00        1.00

Redemption fee (%)(as a percentage of                  (4)         (4)         (4)
amount redeemed, if applicable)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                     CLASS A     CLASS B     CLASS C
Management fee (5) (%)                                 1.20        1.20        1.20

Distribution and service (12b-1) fees (%)              0.25        1.00        1.00

Other expenses (%)                                     0.48        0.48        0.48

Total annual fund operating expenses (6) (%)           1.93        2.68        2.68


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                        1 YEAR     3 YEARS     5 YEARS    10 YEARS
Class A                                       $760       $1,146      $1,557     $2,699


Class B:    did not sell your shares          $271         $832      $1,420     $2,831

            sold all your shares at
            the end of the period             $771       $1,132      $1,620     $2,831

Class C:    did not sell your shares          $271         $832      $1,420     $3,012

            sold all your shares at
            the end of the period             $371         $832      $1,420     $3,012


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(4) There is a $7.50 charge for wiring sale proceeds to your bank.


(5) The Fund pays a management fee of 0.95% and an administration fee of 0.25%.




(6) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.75%. For the fiscal year ended August 31, 2000, total annual fund operating expenses did not exceed 1.75%. This arrangement may be modified or terminated by the advisor or administrator at any time.

YOUR ACCOUNT



INVESTMENT MINIMUMS
Initial Investment.............$1,000
Subsequent Investments............$50
Automatic Investment Plan*........$50
Retirement Plans*.................$25



*The initial investment minimum of $1,000 is waived on this plan.



The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account
financial advisor     and buy Fund shares on your behalf.  Your financial
                      advisor may charge you fees for executing the purchase
                      for you.

By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.

By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.

By exchange           You or your financial advisor may acquire shares by
                      exchanging shares you own in one fund for shares of the
                      same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                      fund. To exchange by telephone, call 1-800-422-3737.

By wire You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds   You may purchase shares by electronically transferring
transfer              money from your bank account to your fund account
                      by calling 1-800-422-3737. Electronic funds transfers may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.

Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this feature.

By dividend           You may automatically invest dividends distributed by one
diversification       fund into the same class of shares of the Fund at no
                      additional sales charge. To invest your dividends in
                      another fund, call 1-800-345-6611.

YOUR ACCOUNT


CHOOSING A SHARE CLASS


The Funds offer three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.



The Fund also offers three additional classes of shares - Class J, N and Z shares are available through separate prospectuses. Class Z shares are available exclusively to certain institutional and other investors. Class J and N shares are available exclusively to residents or citizens of Japan.


SALES CHARGES


You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.


CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES


                                                                             % OF
                                                                           OFFERING
                                              AS A % OF                      PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                              PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                               5.75           6.10          5.00

$50,000 to less than $100,000                   4.50           4.71          3.75

$100,000 to less than $250,000                  3.50           3.63          2.75

$250,000 to less than $500,000                  2.50           2.56          2.00

$500,000 to less than $1,000,000                2.00           2.04          1.75

$1,000,000 or more                              0.00           0.00          0.00



Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

YOUR ACCOUNT



UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                           COMMISSION %
First $3 million                                               1.00

$3 million to less than $5 million                             0.80

$5 million to less than $25 million                            0.50

$25 million or more                                            0.25



The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.



For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.



REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

YOUR ACCOUNT



PURCHASES OF LESS THAN $250,000:



CLASS B SALES CHARGES



HOLDING PERIOD AFTER PURCHASE                             % DEDUCTED WHEN
                                                          SHARES ARE SOLD
Through first year                                             5.00

Through second year                                            4.00

Through third year                                             3.00

Through fourth year                                            3.00

Through fifth year                                             2.00

Through sixth year                                             1.00

Longer than six years                                          0.00



Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares is eight years after purchase.



You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.



PURCHASES OF $250,000 TO LESS THAN $500,000:



CLASS B SALES CHARGES



                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00

Through second year                                            2.00

Through third year                                             1.00

Longer than three years                                        0.00



Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.

YOUR ACCOUNT



PURCHASES OF $500,000 TO LESS THAN $1 MILLION:



CLASS B SALES CHARGES



                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00

Through second year                                            2.00

Through third year                                             1.00



Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.



If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.



CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.



CLASS C SALES CHARGES



YEARS AFTER PURCHASE                              % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                             1.00

Longer than one year                                           0.00

YOUR ACCOUNT





HOW TO EXCHANGE SHARES


You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES


Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

YOUR ACCOUNT



The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of the NYSE, usually 4:00 p.m. Eastern time.

By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.

By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.

By mail You may send a signed letter of instruction or stock power form along with any certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                      1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                      must set up this feature prior to your request. Be sure to complete the appropriate 17 section of the account
                      application for this feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES



The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.



DISTRIBUTION AND SERVICE FEES



The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.



ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.



DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS


Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund

Reinvest all distributions in shares of another fund


Receive dividends in cash (see options below) and reinvest capital gains



Receive all distributions in cash (with one of the following options):


-  send the check to your address of record
-  send the check to a third party address
-  transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT


TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND


INVESTMENT ADVISOR


Newport Fund Management, Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, California 94104, is the Fund's investment advisor. In its duties as investment advisor, Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of November 30, 2000, Newport managed over $1.1 billion in assets.



For the 2000 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 0.95% of average daily net assets of the Fund.



PORTFOLIO MANAGER



DAVID SMITH, a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), is the manager for the Fund and has managed the Fund since it commenced operations in June, 1996. Mr. Smith has managed various other funds or accounts on behalf of Newport Pacific since October, 1994.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information, for the year ended August 31, 2000, has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through August 31, 1999, has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                              Year ended August 31,

                                                              2000                                         1999
                                               Class A       Class B       Class C       Class A          Class B          Class C
Net asset value -- Beginning of period
($)                                            18.540        18.110        18.100         8.660            8.520            8.510

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (a)(b)                     (0.278)       (0.428)       (0.428)       (0.128)          (0.219)          (0.221)
Net realized and unrealized gain (loss)         0.284         0.262         0.262        10.008            9.809            9.811
Total from Investment Operations                0.006        (0.166)       (0.166)        9.880            9.590            9.590
                                               =====================================================================================
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
From net investment income                     (0.694)       (0.652)       (0.652)           --               --               --
In excess of net investment income             (0.002)       (0.002)       (0.002)           --               --               --
From net realized gains                            --            --            --            --               --               --
Total Distributions
Declared to Shareholders                       (0.696)       (0.654)       (0.654)           --               --               --
Net asset value -- End of period ($)           17.850        17.290        17.280        18.540           18.110           18.100
Total return (%) (c)                            (0.68)        (1.62)        (1.62)       114.09(d)        112.56(d)        112.69(d)
                                               =====================================================================================
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                     1.93          2.68          2.68          2.00             2.75             2.75
Net investment loss (e)                         (1.28)        (2.03)        (2.03)        (1.03)           (1.78)           (1.78)
Fees and expenses waived or borne by
the Advisor/Administrator (e)                      --            --            --          0.46             0.46             0.46
Portfolio turnover (%)                             15            15            15            27               27               27
Net assets at end of period (000) ($)          21,452        28,021        11,161        17,091           21,333            8,167

(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to ($):                         --            --            --         0.057            0.057            0.057



                                                              Year ended August 31,
                                                                      1998

                                                     Class A         Class B         Class C
Net asset value -- Beginning of period
($)                                                  10.050           9.950           9.940

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (a)(b)                           (0.103)         (0.172)         (0.172)
Net realized and unrealized gain (loss)              (1.265)         (1.236)         (1.236)
Total from Investment Operations                     (1.368)         (1.408)         (1.408)
                                                     ==========================================
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
From net investment income                               --              --              --
In excess of net investment income                       --              --              --
From net realized gains                              (0.022)         (0.022)         (0.022)
Total Distributions
Declared to Shareholders                             (0.022)         (0.022)         (0.022)
Net asset value -- End of period ($)                  8.660           8.520           8.510
Total return (%) (c)                                 (13.26)(d)      (14.16)(d)      (14.18)(d)
                                                     ==========================================
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                           2.00            2.75            2.75
Net investment loss (e)                               (1.12)          (1.87)          (1.87)
Fees and expenses waived or borne by
the Advisor/Administrator (e)                          0.72            0.72            0.72
Portfolio turnover (%)                                   24              24              24
Net assets at end of period (000) ($)                 2,887           6,028           1,862

(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to ($):                            0.066           0.066           0.066


(b) Per share data was calculated using average shares outstanding during the period.





(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


THE FUND


                                                     Year ended August 31,                         Period ended August 31,
                                                             1997                                        1996 (b)

                                              Class A       Class B     Class C (c)    Class A           Class B          Class C
Net asset value -- Beginning of period ($)     9.710         9.690         9.690        10.000           10.000           10.000

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (a)(d)                    (0.094)       (0.170)       (0.170)       (0.016)          (0.034)          (0.034)
Net realized and unrealized gain (loss)        0.434         0.430         0.420        (0.274)          (0.276)          (0.276)
Total from Investment Operations               0.340         0.260         0.250        (0.290)          (0.310)          (0.310)
Net asset value -- End of period ($)          10.050         9.950         9.940         9.710            9.690            9.690
Total return (%) (e)(f)                         3.50          2.68          2.58         (2.90)(g)        (3.10)(g)        (3.10)(g)

RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                    2.00          2.75          2.75          2.00(i)          2.75(i)          2.75(i)
Net investment loss (h)                        (0.93)        (1.68)        (1.68)        (0.66)(i)        (1.41)(i)        (1.41)(i)
Fees and expenses waived or borne by the
Advisor/Administrator (h)                       1.79          1.79          1.79          9.13(i)          9.13(i)          9.13(i)
Portfolio turnover (%)                            20            20            20            --               --               --
Net assets at end of period (000) ($)          4,073         6,275         3,001         1,066            1,197              472

(a)   Net of fees and expenses waived or
      borne by the Advisor/Administrator
      which amounted to ($):                   0.180         0.180         0.180         0.230            0.230            0.230



(b) The Fund commenced investment operations on June 3, 1996.



(c) Effective July 1, 1997, Class D shares were redesignated Class C shares.



(d) Per share data was calculated using average shares outstanding during the period. Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.



(g) Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.



(i) Annualized.

NOTES

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                                                                              26

FOR MORE INFORMATION


You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.



You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.



You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:


Liberty Funds Trust II: 811-3009
-   Liberty Newport Japan Opportunities Fund
    (formerly Newport Japan Opportunities Fund)



734-01/167E-1200


                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND PROSPECTUS, JANUARY 1, 2001


CLASS J AND N SHARES

Advised by Newport Fund Management, Inc.

Class J and N shares are available for purchase only by residents or citizens of Japan.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

THE FUND                                    2
--------------------------------------------------------------------------------
Investment Goal........................     2

Principal Investment Strategies........     2

Principal Investment Risks.............     2

Performance History....................     4

Your Expenses..........................     5

YOUR ACCOUNT                                6
--------------------------------------------------------------------------------
How to Buy Shares......................     6

Sales Charges..........................     6

How to Sell Shares.....................     7

Fund Policy on Trading of Fund Shares..     8

Distribution and Service Fees..........     8

Other Information About Your Account...     9

MANAGING THE FUND                          12
--------------------------------------------------------------------------------
Investment Advisor.....................    12

Portfolio Manager......................    12

FINANCIAL HIGHLIGHTS ..................    13
--------------------------------------------------------------------------------


---------------------------
Not FDIC   May Lose Value
          -----------------
Insured   No Bank Guarantee
---------------------------

                                    THE FUND

INVESTMENT GOAL

The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Fund invests substantially all of its assets in stocks of companies whose principal activities are in Japan. The Fund's investment advisor will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks and the source of its revenues and location of its assets. The Fund invests in stocks of well-established companies with histories of consistent earnings growth in industries with attractive or improving prospects.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.



PRINCIPAL INVESTMENT RISKS



The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.



Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUND

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.



Because the Fund's investments are concentrated in Japan, the Fund is particularly susceptible to country concentration risks. The political, economic and market conditions within Japan and movements in the currency exchange rates between Japan and the U.S. may cause the value of the Fund's shares to fluctuate more widely than the value of the shares of a fund that invests in companies located in a number of different countries. The Fund's concentration in Japan may also result in greater losses to the Fund than if the Fund were more geographically diversified.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. The table shows the Fund's Class A share returns with sales charges.



The Fund's returns are compared to the Morgan Stanley Capital International Japan Index (MSCI Index), an unmanaged index that tracks the performance of Japanese stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Morningstar Japan Stock Funds category average (Morningstar Average). This Morningstar Average, which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant its information to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.


PERFORMANCE HISTORY


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.



  CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

[CALENDAR YEAR TOTAL RETURNS BAR CHART]
Year

1997               -2.98%
1998               16.96%
1999              152.09%


The Fund's year-to-date total return through September 30, 2000 was -34.21%.


For period shown in bar chart:

Best quarter: 4th quarter 1999, +35.76%
Worst quarter: 4th quarter 1997, -11.96%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 1999


                               INCEPTION                   LIFE OF THE
                                 DATE         1 YEAR          FUND
Class A(1) (%)                  6/3/96        137.60          29.37
-------------------------------------------------------------------------
MSCI Index (%)                    N/A           61.53           2.38(2)
-------------------------------------------------------------------------
Morningstar Average (%)           N/A          116.94          18.93


(1) Because the Class J and Class N shares have not completed a full calendar year the calendar year total returns and the average annual total returns are for Class A shares, the oldest existing fund class, which are not available in this prospectus. The Class J and Class N shares would have had similar returns for such periods because those shares are invested in the same portfolio of securities. They differ only to the extent that they do not have the same expenses or sales charges.

(2)      Performance information is from May 31, 1996.

THE FUND

UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.






ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain
  the same

- Assumes reinvestment of all dividends and distributions


- Assumes Class N shares convert to Class J shares after five years.



YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS J     CLASS N
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                3.00        0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)          0.00        3.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                             (4)         (4)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                     CLASS J     CLASS N
Management  fee(5) (%)                                 1.20        1.20
--------------------------------------------------- ----------- ----------------
Distribution and service (12b-1) fees (%)              0.50        1.00
--------------------------------------------------------------------------------
Agency fee(6) (%)                                      0.10        0.10
--------------------------------------------------------------------------------
Other expenses (%)                                     0.48        0.48
--------------------------------------------------------------------------------
Total annual fund operating expenses(7) (%)            2.28        2.78


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS

Class J                                    $524        $991       $1,483     $2,837
-------------------------------------------------------------------------------------
Class N: did not sell your shares          $281        $862       $1,469     $2,831
         sold all your shares at
         the end of the period             $581       $1,062      $1,469     $2,831


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4)      There is a $7.50 charge for wiring sale proceeds to your bank.


(5) The Fund pays a management fee of 0.95% and an administration fee of 0.25%.


(6) The Fund pays an annual fee of 0.10% to an agent in Japan to compensate the agent for, among other things, making certain filings and reports in Japan.


(7) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.75%. For the fiscal year ended August 31, 2000, total annual fund operating expenses did not exceed 1.75%. This arrangement may be modified or terminated by the advisor or administrator at any time.

                                  YOUR ACCOUNT


INVESTMENT MINIMUMS




J SHARES
Initial Investment .........................  1 share
Subsequent Investments .....................  1 share

N SHARES

Initial Investment ......................... 10 shares
Subsequent Investments .....................  1 share


The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


CHOOSING A SHARE CLASS

The Fund offers two classes of shares in this prospectus - CLASS J and N. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.


The Fund also offers four additional classes of shares - Class A, B, C and Z shares are available through separate prospectuses. These classes of shares are not available for purchase in Japan.


HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures. Class J and Class N shares of the Fund are denominated in Yen.


SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS J SHARES Your purchases of Class J shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class J shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS J SALES CHARGES

                                                                             % OF
                                                                           OFFERING
                                              AS A % OF                      PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                              PRICE       INVESTMENT   ADVISOR FIRM
Less than 10,000 shares                         3.00           3.09          3.00
---------------------------------------------------------------------------------
10,000 to less than 50,000 shares               2.00           2.04          2.00
---------------------------------------------------------------------------------
50,000 shares or more                           1.00           1.01          1.00

YOUR ACCOUNT


UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


Certain investments in Class N shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest unless instructed otherwise. This policy helps reduce and possibly eliminate the potential impact of the CDSC.



CLASS N SHARES Your purchases of Class N shares are at Class N's net asset value. Class N shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class N shares automatically convert to Class J shares after five years. The distributor pays the financial advisor firm an up-front commission of 3.00% on sales of Class N shares.



CLASS N SALES CHARGES

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             2.00
--------------------------------------------------------------------------------
Through fourth year                                            1.00
--------------------------------------------------------------------------------
Through fifth year                                             0.00



HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open. To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees

YOUR ACCOUNT


and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611.



The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES



The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class J and N shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class J and Class N shares. The annual distribution fee may equal up to 0.25% for Class J shares and 0.75% for Class N shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class N shares automatically convert to Class J shares after five years, eliminating a portion of the distribution fee upon conversion.

YOUR ACCOUNT

OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's shares outstanding. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty" or by visiting the Fund's web site at www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class J and N shares.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.



DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS


Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

--------------------------------------------------------------------------------
Capital               Gains Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------

Receive dividends in cash (see options below) and reinvest capital gains

-------------------------------------------------------------------------------

Receive all distributions in cash (with one of the following options):


-        send the check to your address of record
-        send the check to a third party address
-        transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.


TAX CONSEQUENCES FOR U.S. INVESTORS Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

YOUR ACCOUNT

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. Shareholders who are not subject to U.S. federal income tax generally will not have to pay tax on distributions of long-term capital gains. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling shares of the Fund. Such transactions may be subject to federal, state and local income tax. Shareholders who are not subject to U.S. federal income tax generally will not have to pay tax on gains realized upon a disposition of Fund shares.


TAX CONSEQUENCES FOR NON-U.S. INVESTORS Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of Fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the Fund that is "effectively connected" with a U.S. trade or business carried on by such investor.


The Fund is generally required to withhold 31% of any redemption proceeds and all income dividends and capital gain distributions it pays (i) if an investor does not provide a correct, certified taxpayer identification number, (ii) if the Fund is notified that an investor has underreported income in the past, or
(iii) if an investor fails to certify to the Fund that he or she is not subject to withholding. Special withholding rules may apply to non-U.S. shareholders. In order to avoid back-up withholding, a non-U.S. investor must provide documentation that proves such investor is not a U.S. person who would be subject to those rules. Additional certifications are necessary if a non-U.S. investor wishes to obtain reduced withholding rates under a treaty.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 2000 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

                               MANAGING THE FUND

INVESTMENT ADVISOR

Newport Fund Management, Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, California 94104, is the Fund's investment advisor. In its duties as investment advisor, Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of November 30, 2000, Newport managed over $1.1 billion in assets.

For the 2000 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 0.95% of average daily net assets of the Fund.



PORTFOLIO MANAGER

DAVID SMITH, a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), is the manager for the Fund and has managed the Fund since it commenced operations in June, 1996. Mr. Smith has managed various other funds or accounts on behalf of Newport Pacific since October, 1994.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal year, which runs from September 1 to August 31, since Class J and N's inceptions. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information, for the period ended August 31, 2000, has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750. As of the fiscal year ended August 31, 2000, there were no outstanding Class J shares.


 THE FUND

                                                 Period ended August 31,
                                                          2000
                                                      Class N (a)
 Net asset value - Beginning of period
 ($)                                                     91.37

 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment loss (b)                                (0.161)
 Net realized and unrealized gain (loss)                (8.799)
 Total from Investment Operations                       (8.940)
 Net asset value - End of period ($)                     82.430
 Total return (%) (c)(d)                                 (9.78)

 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (e)(f)                                          2.78
 Net investment loss (e)(f)                              (2.55)
 Portfolio turnover (%)                                    15
 Net assets at end of period (000) ($)                   32,035



(a) Class N shares were initially offered on May 15, 2000. Per share data reflects activity from that date.


(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(d)      Not annualized.



(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.



(f)      Annualized.

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust II: 811-3009

- Liberty Newport Japan Opportunities Fund (formerly Newport Japan Opportunities Fund)



                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND             PROSPECTUS, JANUARY 1, 2001










CLASS Z SHARES


Advised by Newport Fund Management, Inc.



Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

 ------------------------------
| Not FDIC |  May Lose Value   |
|          |-------------------
| Insured  | No Bank Guarantee |
 ------------------------------



TABLE OF CONTENTS


THE FUND                                    2
---------------------------------------------

Investment Goal.........................    2

Principal Investment Strategies.........    2

Principal Investment Risks..............    2

Performance History.....................    4

Your Expenses...........................    5

YOUR ACCOUNT                                6
---------------------------------------------

How to Buy Shares.......................    6

Eligible Investors......................    7

Sales Charges...........................    8

How to Exchange Shares..................    8

How to Sell Shares......................    8

Fund Policy on Trading of Fund Shares...    9

Other Information About Your Account....   10

MANAGING THE FUND                          13
---------------------------------------------

Investment Advisor......................   13

Portfolio Manager.......................   13

FINANCIAL HIGHLIGHTS                       14
---------------------------------------------

THE FUND



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests substantially all of its assets in stocks of companies whose principal activities are in Japan. The Fund's investment advisor will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks and the source of its revenues and location of its assets. The Fund invests in stocks of well-established companies with histories of consistent earnings growth in industries with attractive or improving prospects.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.




PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.



Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.




                                                                             ---

The Fund






Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.



Because the Fund's investments are concentrated in Japan, the Fund is particularly susceptible to country concentration risks. The political, economic and market conditions within Japan and movements in the currency exchange rates between Japan and the U.S. may cause the value of the Fund's shares to fluctuate more widely than the value of the shares of a fund that invests in companies located in a number of different countries. The Fund's concentration in Japan may also result in greater losses to the Fund than if the Fund were more geographically diversified.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.





                                                                             ---

The Fund





UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses.



The Fund's returns are compared to the Morgan Stanley Capital International Japan Index (MSCI Index), an unmanaged index that tracks the performance of Japanese stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Morningstar Japan Stock Funds category average (Morningstar Average). This Morningstar Average, which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant its information to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.


CALENDAR YEAR TOTAL RETURNS (CLASS Z)

                              [BAR CHART OMITTED]

                              YEAR   TOTAL RETURNS
                              ----   -------------
                              1997       -2.66%
                              1998       17.11%
                              1999      152.99%



                                               For period shown in bar chart:

The Fund's year-to-date total return through   Best quarter: 4th quarter 1999, +35.77%

September 30, 2000 was -34.26%.                Worst quarter: 4th quarter 1997, -11.83%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 1999


                                 INCEPTION              LIFE OF
                                   DATE       1 YEAR    THE FUND
Class Z(%)                        6/3/96      152.99    31.87
----------------------------------------------------------------
MSCI Index(%)                       N/A       61.53      2.38(1)
----------------------------------------------------------------
Morningstar Average(%)              N/A       116.94      18.93


(1) Performance information is from May 31, 1996.


                                                                             ---

The Fund





UNDERSTANDING EXPENSES








ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions






YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES(2)(PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases(%)
(as a percentage of the offering price)                                 0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions(%)
(as a percentage of the lesser of purchase price or redemption price)   0.00
--------------------------------------------------------------------------------
Redemption fee(%)(as a percentage of amount                             (3)
redeemed, if applicable)



ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee(4)(%)                                                    1.20
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                                0.00
--------------------------------------------------------------------------------
Other expenses(%)                                                       0.48
--------------------------------------------------------------------------------
Total annual fund operating expenses(5)(%)                              1.68



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


      1 YEAR        3 YEARS        5 YEARS        10 YEARS
       $171          $530           $913           $1,987


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3)  There is a $7.50 charge for wiring sale proceeds to your bank.


(4)  The Fund pays a management fee of 0.95% and an administration fee of 0.25%.



(5) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.75%. For the fiscal year ended August 31, 2000, total annual fund operating expenses did not exceed 1.75%.This arrangement may be modified or terminated by the advisor or administrator at any time.





                                                                             ---

                                                                             ---

                                                                             ---

                                                                             ---

                                                                             ---

YOUR ACCOUNT







HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.



OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account
financial advisor     and buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
---------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
---------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
---------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares by
                      exchanging shares you own in one fund for shares of the
                      same class or Class A of the Fund at no additional cost.
                      There may be an additional charge if exchanging from a
                      money market fund. To exchange by telephone, call
                      1-800-422-3737.
---------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your bank
                      account to your fund account. To wire funds to your fund
                      account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
---------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring
transfer              money from your bank account to your fund account by
                      calling 1-800-422-3737. Electronic funds transfers may take up to two business days to settle and be considered in
                      "good form." You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the application.
---------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your fund account.  You can
                      select a pre-authorized amount to be sent via electronic
                      funds transfer. Be sure to complete the appropriate section of the application for this feature.
---------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one
diversification       fund into the same class of shares of the Fund at no
                      additional sales charge.  To invest your dividends in
                      another fund, call 1-800-345-6611.







                                                                             ---

Your Account





ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:



$1,000 minimum initial investment



- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;



- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and



- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.



$100,000 minimum initial investment



- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;



- any insurance company, trust company or bank purchasing shares for its own account;



-        any endowment, investment company or foundation; and



- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.



No minimum initial investment



- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer; and



- any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over.




                                                                             ---

Your Account




CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS Z.


The Fund also offers five additional classes of shares -- Class A, B, C, J and N shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes. Class J and N shares are available exclusively to residents or citizens of Japan.




The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.



SALES CHARGES
--------------------------------------------------------------------------------

Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.










HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and




                                                                             ---

Your Account




(ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.





                                                                             ---

Your Account




OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor firm must receive your request prior  to the close of the NYSE, usually 4:00 p.m. Eastern time.
-----------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A  shares of
                     another fund at no additional cost. To  exchange by
                     telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares by  telephone and request that a check be sent to your  address of record by calling 1-800-422-3737, unless you  have notified the
                     Fund of an address change within the  previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                     period. You do not need to set  up this feature in advance of your call. Certain restrictions apply to retirement
                     accounts. For details, call 1-800-345-6611.
-----------------------------------------------------------------------------
By mail              You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                     eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries,
                     surviving  joint owners and individual retirement account
                     owners. For details, call 1-800-345-6611.

                     Mail your letter of instruction to Liberty Funds  Services,
                     Inc., P.O. Box 1722, Boston, MA 02105-1722.
-----------------------------------------------------------------------------
By wire              You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                     telephone request. Be sure to complete the appropriate
                     section of the account application for this feature.
-----------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                     available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                     Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------
By electronic        You may sell shares and request that the proceeds be
funds transfer       electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You
                     must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.




FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.



                                                                             ---

Your Account




OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.



ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class Z shares.


                                                                             ---

Your Account




UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.





DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:



TYPES OF DISTRIBUTIONS


Dividend          Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains     Represents net long-term capital gains on sales of
                  securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.




DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.



DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund

Reinvest all distributions in shares of another fund


Receive dividends in cash (see options below) and reinvest capital gains



Receive all distributions in cash (with one of the following options):


- send the check to your address of record

- send the check to a third party address

- transfer the money to your bank via electronic funds transfer



Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.











                                                                             ---

Your Account




TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.





                                                                             ---

MANAGING THE FUND



INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Newport Fund Management, Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, California 94104, is the Fund's investment advisor. In its duties as investment advisor, Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of November 30, 2000, Newport managed over $1.1 billion in assets.



For the 2000 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 0.95% of average daily net assets of the Fund.




PORTFOLIO MANAGER

--------------------------------------------------------------------------------

DAVID SMITH, a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), is the manager for the Fund and has managed the Fund since it commenced operations in June, 1996. Mr. Smith has managed various other funds or accounts on behalf of Newport Pacific since October, 1994.











                                                                             ---

                                                                             ---

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information, for the year ended August 31, 2000, has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through August 31, 1999, has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.




THE FUND



                                                                                        Period ended
                                                      Year ended August 31,               August 31,
                                             2000        1999        1998        1997      1996(c)
                                           Class Z     Class Z     Class Z     Class Z     Class Z

Net asset value --
Beginning of period($)                     18.700       8.710      10.070       9.720      10.000
-----------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS($):
Net investment loss(a)(b)                  (0.226)     (0.096)     (0.080)     (0.069)     (0.010)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)     0.236      10.086      (1.258)      0.419      (0.270)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations            0.010       9.990      (1.338)      0.350      (0.280)
-----------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS($):
From net investment income                 (0.708)       ---         ---         ---         ---
-----------------------------------------------------------------------------------------------------
In excess of net investment income         (0.002)       ---         ---         ---         ---
-----------------------------------------------------------------------------------------------------
From net realized gains                      ---         ---       (0.022)       ---         ---
-----------------------------------------------------------------------------------------------------
Total Distributions Declared
to Shareholders                            (0.710)       ---       (0.022)       ---         ---
-----------------------------------------------------------------------------------------------------
Net asset value-- End of period($)         18.000      18.700       8.710      10.070       9.720
-----------------------------------------------------------------------------------------------------
Total return(%)(d)(e)                       (0.66)     114.70      (13.30)       3.60       (2.80)(f)
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(%):
Expenses(g)                                  1.68        1.75        1.75        1.75        1.75(h)
-----------------------------------------------------------------------------------------------------
Net investment loss(g)                      (1.03)      (0.78)      (0.87)      (0.68)      (0.41)(h)
-----------------------------------------------------------------------------------------------------
Fees and expenses waived or borne by
the Advisor/Administrator(g)                 ---         0.46        0.72        1.79        9.13(h)
-----------------------------------------------------------------------------------------------------
Portfolio turnover(%)                          15          27          24          20        ---
-----------------------------------------------------------------------------------------------------
Net assets at end of period(000)($)         5,272       2,971       1,444       1,488       1,214
-----------------------------------------------------------------------------------------------------
(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to($):                     ---        0.057       0.066       0.180       0.230


(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on June 3, 1996.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h) Annualized.


                                                                             ---

NOTES


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                                                                              21

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                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.



You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.



You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.



INVESTMENT COMPANY ACT FILE NUMBER:


Liberty Funds Trust II: 811-3009



- Liberty Newport Japan Opportunities Fund (formerly Newport Japan Opportunities
  Fund)




734-01/168E-1200


                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

LIBERTY NEWPORT GREATER CHINA FUND                   Prospectus, January 1, 2001



CLASS A, B AND C SHARES

Advised by Newport Fund Management, Inc.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE FUND                                    2
--------------------------------------------------------------------------------
Investment Goal........................     2

Principal Investment Strategies........     2

Principal Investment Risks.............     2

Performance History....................     4

Your Expenses..........................     5

YOUR ACCOUNT                                6
--------------------------------------------------------------------------------

How to Buy Shares......................     6

Sales Charges..........................     7

How to Exchange Shares.................    11

How to Sell Shares.....................    11

Fund Policy on Trading of Fund Shares..    13

Distribution and Service Fees..........    13

Other Information About Your Account...    14

MANAGING THE FUND                          17
--------------------------------------------------------------------------------

Investment Advisor.....................    17

Portfolio Managers.....................    17

FINANCIAL HIGHLIGHTS                       18
--------------------------------------------------------------------------------



-------------------------------
Not FDIC     May Lose Value
 Insured     No Bank Guarantee
-------------------------------

THE FUND


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests at least 80% of its total assets in stocks of companies whose principal activities are in the Greater China Region. These countries may include Hong Kong, The People's Republic of China and Taiwan. The Fund's investment advisor will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks and the source of its revenues and location of its assets. The Fund may invest in stocks of any size, whose earnings, the advisor believes, are in a strong growth trend or are undervalued.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.



PRINCIPAL INVESTMENT RISKS

--------------------------------------------------------------------------------


The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.



Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the

THE FUND



Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.


Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Greater China Region, the Fund is particularly susceptible to regional risks. Events in any one country within the region may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Recently, markets in the Greater China Region have experienced significant volatility. Increased social or political unrest in part or all of this region could cause further economic and market uncertainty.


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.



Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued in the advisor's opinion. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.


As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND


UNDERSTANDING PERFORMANCE


CALENDAR-YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. The table shows each class's returns with sales charges.



The Fund's returns are compared to the Hang Seng Stock Index (Hang Seng Index), an unmanaged index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. The Fund's returns are also compared to the Morgan Stanley Capital International Pacific Region (Ex-Japan) Index (MSCI Index), an unmanaged index that tracks the performance of stocks in Pacific Basin countries other than Japan. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Morningstar Pacific/Asia ex-Japan Stock Funds category average (Morningstar Average). This Morningstar Average, which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant its information to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.



  CALENDAR YEAR TOTAL RETURNS (CLASS A)

1998    -20.17%
1999     07.79%


                                                  For period shown in bar chart:
The Fund's year-to-date total return through      Best quarter: 2nd quarter 1999, +40.11%
September 30, 2000 was +6.59%.                    Worst quarter: 2nd quarter 1998, -33.77%



  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 1999


                             INCEPTION            1 YEAR               LIFE OF
                               DATE                                   THE FUND
Class A (%)                   5/16/97              58.14                 8.81
--------------------------------------------------------------------------------
Class B (%)                   5/16/97              61.47                 9.70
--------------------------------------------------------------------------------
Class C (%)                   5/16/97              65.45                11.36
--------------------------------------------------------------------------------
Hang Seng Index (%)             N/A                73.06                 7.94(1)
--------------------------------------------------------------------------------
MSCI Index (%)                  N/A                42.58                -3.01(1)
--------------------------------------------------------------------------------
Morningstar Average (%)         N/A                74.32                -0.49



(1) Performance information is from May 31, 1997

THE FUND


UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.




ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions


- Assumes Class B shares convert to Class A shares after eight years




YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


  SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                     CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                5.75        0.00        0.00
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)         1.00(3)      5.00        1.00
------------------------------------------------------------------------------------
Redemption fee (%)(as a percentage of                  (4)         (4)         (4)
amount redeemed, if applicable)


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                     CLASS A     CLASS B     CLASS C
Management fee (5)(6) (%)                              1.40        1.40        1.40
------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)              0.25        1.00        1.00
------------------------------------------------------------------------------------
Other expenses (%)                                     0.60        0.60        0.60
------------------------------------------------------------------------------------
Total annual fund operating expenses (5) (%)           2.25        3.00        3.00


  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                        1 YEAR     3 YEARS     5 YEARS    10 YEARS

Class A                                       $790       $1,238      $1,711     $3,011
---------------------------------------------------------------------------------------
Class B:    did not sell your shares          $303        $927       $1,577     $3,142

            sold all your shares at
            the end of the period             $803       $1,227      $1,777     $3,142
---------------------------------------------------------------------------------------
Class C:    did not sell your shares          $303        $927       $1,577     $3,318

            sold all your shares at
            the end of the period             $403        $927       $1,577     $3,318



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.



(4)  There is a $7.50 charge for wiring sale proceeds to your bank.



(5)  The Fund pays a management fee of 1.15% and an administration fee of 0.25%.



(6) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.90%. As a result, the actual management and administration fees for each share class would be 1.30% and total annual fund operating expenses for Class A, B and C shares would be 2.15%, 2.90% and 2.90%, respectively. This arrangement may be modified or terminated by the advisor or administrator at any time.

                                  YOUR ACCOUNT



INVESTMENT MINIMUMS



Initial Investment................        $1,000
Subsequent Investments............        $   50
Automatic Investment Plan*........        $   50
Retirement Plans*.................        $   25



* The initial investment minimum of $1,000 is waived on this plan.



The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.




HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.



  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account and
financial advisor     buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
------------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check made
(new account)         payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
------------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
------------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares
                      by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                      fund. To exchange by telephone, call 1-800-422-3737.
------------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your
                      bank account to your fund account. To wire funds to your
                      fund account, call 1-800-422-3737 to obtain a control
                      number and the wiring instructions.
------------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring money
transfer              from your bank account to your fund account by calling
                      1-800-422-3737. Electronic funds transfers may take up to
                      two business days to settle and be considered in "good
                      form." You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the application.
------------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                      transfer. Be sure to complete the appropriate section of
                      the application for this feature.
------------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one fund
diversification       into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                      1-800-345-6611.

YOUR ACCOUNT


CHOOSING A SHARE CLASS


The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.



The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.



SALES CHARGES
--------------------------------------------------------------------------------


You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.


CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


  CLASS A SALES CHARGES


                                                                             % OF
                                                                           OFFERING
                                              AS A % OF                      PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                              PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                               5.75           6.10          5.00
---------------------------------------------------------------------------------------
$ 50,000 to less than $100,000                  4.50           4.71          3.75
---------------------------------------------------------------------------------------
$100,000 to less than $250,000                  3.50           3.63          2.75
---------------------------------------------------------------------------------------
$250,000 to less than $500,000                  2.50           2.56          2.00
---------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                2.00           2.04          1.75
---------------------------------------------------------------------------------------
$1,000,000 or more                              0.00           0.00          0.00



Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

YOUR ACCOUNT



UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.



For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:



  PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                           COMMISSION %

First $3 million                                               1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
--------------------------------------------------------------------------------
$25 million or more                                            0.25



The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.



For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.



REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

YOUR ACCOUNT



PURCHASES OF LESS THAN $250,000:




HOLDING PERIOD AFTER PURCHASE                             % DEDUCTED WHEN
                                                          SHARES ARE SOLD
Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          0.00



Commission to financial advisors is 5.00%.



Automatic conversion to Class A shares is eight years after purchase.



You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.



PURCHASES OF $250,000 TO LESS THAN $500,000:




                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
-------------------------------------------------------------------------
Through second year                                            2.00
-------------------------------------------------------------------------
Through third year                                             1.00
-------------------------------------------------------------------------
Longer than three years                                        0.00



Commission to financial advisors is 2.50%.



Automatic conversion to Class A shares is four years after purchase.

YOUR ACCOUNT



PURCHASES OF $500,000 TO LESS THAN $1 MILLION:




                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
-------------------------------------------------------------------------
Through second year                                            2.00
-------------------------------------------------------------------------
Through third year                                             1.00



Commission to financial advisors is 1.75%.



Automatic conversion to Class A shares is three years after purchase.



If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.



CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.



  CLASS C SALES CHARGES

YEARS AFTER PURCHASE                              % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                             1.00
---------------------------------------------------------------------------------
Longer than one year                                           0.00

YOUR ACCOUNT







HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------


You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.



The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell

YOUR ACCOUNT


Shares" in the Statement of Additional Information.

YOUR ACCOUNT


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                INSTRUCTIONS

Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                      of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by exchanging from the Fund into the same share class of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                      1-800-345-6611.
--------------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any certificates to be sold to the address below.
                      In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call
                      1-800-345-6611.
                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT



FUND POLICY ON TRADING OF FUND SHARES

--------------------------------------------------------------------------------


The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.



DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------


The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.




DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:



  TYPES OF DISTRIBUTIONS


Dividend              Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.



  DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------

Receive dividends in cash (see options below) and reinvest capital gains

--------------------------------------------------------------------------------

Receive all distributions in cash (with one of the following options):


-    send the check to your address of record

-    send the check to a third party address

-    transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT


TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                               MANAGING THE FUND



INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Newport Fund Management, Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, California 94104, is the Fund's investment advisor. In its duties as investment advisor, Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of November 30, 2000, Newport managed over $1.1 billion in assets.



For the 2000 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 1.12% of average daily net assets of the Fund.



PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


THOMAS R. TUTTLE, president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), is a co-manager for the Fund and has co-managed the Fund since it commenced operations in May, 1997. Mr. Tuttle has been affiliated with Newport since August, 1987 and with Newport Pacific since December, 1983.



CHRISTOPHER LEGALLET, chief investment officer of Newport and of Newport Pacific, is a co-manager of the Fund and has co-managed the Fund since it commenced operations in May, 1997. Prior to his affiliation with Newport, Mr. Legallet was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investment in Asia from 1992 to 1997.

                              FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information, for the year ended August 31, 2000, has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through August 31, 1999, has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                              Year ended August 31,
                                                         2000                         1999                         1998
                                              Class A   Class B  Class C   Class A  Class B   Class C   Class A  Class B   Class C
 Net asset value -- Beginning of period($)    13.940    13.880    14.100    6.340    6.340     6.320    17.900    17.860   17.860

 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (loss) (a)(b)           0.046    (0.089)  (0.091)    0.100    0.019     0.019     0.092    0.012     0.013
 Net realized and unrealized gain (loss)       5.994     5.959    6.021     7.582    7.521     7.761   (11.591)  (11.478) (11.498)
 Total from Investment Operations              6.040     5.870    5.930     7.682    7.540     7.780   (11.499)  (11.466) (11.485)

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
 From net investment income                     ---       ---      ---     (0.082)    ---       ---     (0.061)  (0.054)   (0.055)
 Net asset value-- End of period ($)          19.980    19.750    20.030   13.940    13.880   14.100     6.340    6.340     6.320
 Total return (%) (c)(d)                       43.33     42.29    42.06    121.59    118.93   123.10    (64.42)  (64.36)   (64.46)

 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (e)                                  2.15      2.90      2.90     2.15      2.90     2.90      2.15      2.90     2.90
 Net investment income (loss) (e)              0.26     (0.49)    (0.49)    0.92      0.17     0.17      0.74     (0.01)   (0.01)
 Fees and expenses waived or borne by
 the Advisor/Administrator (e)                 0.10      0.10      0.10     0.30      0.30     0.30      0.31      0.31     0.31
 Portfolio turnover (%)                         28        28        28       20        20       20        58        58       58
 Net assets at end of period (000) ($)        64,722     6,335    1,296    54,623    3,423      774     31,214    1,692      443


(a)   Net of fees and expenses waived
      or borne by the
      Advisor/Administrator
      which amounted to ($):                   0.018     0.018    0.018     0.032    0.032     0.032     0.039    0.039     0.039


(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


THE FUND


                                                                      Period ended August 31,
                                                                             1997 (c)
                                                                  Class A    Class B     Class C
 Net asset value --
 Beginning of period ($)                                          13.340      13.330     13.330
---------------------------------------------------------------------------------------------------
                                                                   0.052      (0.004)     (0.004)
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (loss) (a)(b)
---------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) (d)                       4.508       4.534      4.534
---------------------------------------------------------------------------------------------------
 Total from Investment Operations                                  4.560       4.530      4.530
---------------------------------------------------------------------------------------------------
 Net asset value--                                                17.900      17.860     17.860
 End of period ($)
---------------------------------------------------------------------------------------------------
 Total return (%) (e)(f)(g)                                        34.22      33.98       33.98
---------------------------------------------------------------------------------------------------
                                                                    2.15       2.90        2.90
 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (h)(i)
---------------------------------------------------------------------------------------------------
 Net investment income (h)(i)                                      0.89        0.14        0.14
---------------------------------------------------------------------------------------------------
 Fees and expenses waived or
 borne by the Advisor/Administrator (h)(i)                         0.59        0.59        0.59
---------------------------------------------------------------------------------------------------
 Portfolio turnover (%) (g)                                           4           4           4
---------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                               115,699         135         134

(a)  Net of fees and expenses waived or
     borne by the Advisor/Administrator
     which amounted to ($):                                       0.034       0.034       0.034



(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission. The per share information reflects the
     1.5 for 1 stock split effective July 25, 1997.


(d) The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 1997 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.



(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)  Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.



(i)  Annualized.

FOR MORE INFORMATION
--------------------------------------------------------------------------------


You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.



You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.



You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.



INVESTMENT COMPANY ACT FILE NUMBER:


Liberty Funds Trust II: 811-3009



- Liberty Newport Greater China Fund (formerly Newport Greater China Fund)



736-01/169E-1200


                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

LIBERTY NEWPORT GREATER CHINA FUND PROSPECTUS, JANUARY 1, 2001



CLASS Z SHARES

Advised by Newport Fund Management, Inc.




Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



Not FDIC       May Lose Value
Insured        No Bank Guarantee


TABLE OF CONTENTS
THE FUND                                  2
--------                                  -

Investment Goal                           2

Principal Investment Strategies           2

Principal Investment Risks                2

Performance History                       4

Your Expenses                             5

YOUR ACCOUNT                              6
------------                              -

How to Buy Shares                         6

Eligible Investors                        7

Sales Charges                             8

How to Exchange Shares                    8

How to Sell Shares                        8

Fund Policy on Trading of Fund Shares    10

Other Information About Your Account     10

MANAGING THE FUND                        13
-----------------                        --

Investment Advisor                       13

Portfolio Managers                       13

FINANCIAL HIGHLIGHTS                     14
--------------------                     --

THE FUND


INVESTMENT GOAL

The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Fund invests at least 80% of its total assets in stocks of companies whose principal activities are in the Greater China Region. These countries may include Hong Kong, The People's Republic of China and Taiwan. The Fund's investment advisor will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks and the source of its revenues and location of its assets. The Fund may invest in stocks of any size, whose earnings, the advisor believes, are in a strong growth trend or are undervalued.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.



PRINCIPAL INVESTMENT RISKS



The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.



Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the

THE FUND



Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.


Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Because the Fund's investments are concentrated in the Greater China Region, the Fund is particularly susceptible to regional risks. Events in any one country within the region may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Recently, markets in the Greater China Region have experienced significant volatility. Increased social or political unrest in part or all of this region could cause further economic and market uncertainty.


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.



Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued in the advisor's opinion. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.


As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND


UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL returns show the Fund's Class Z share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses.



The Fund's returns are compared to the Hang Seng Stock Index (Hang Seng Index), an unmanaged index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. The Fund's returns are also compared to the Morgan Stanley Capital International Pacific Region (Ex-Japan) Index (MSCI Index), an unmanaged index that tracks the performance of stocks in Pacific Basin countries other than Japan. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Morningstar Pacific/Asia ex-Japan Stock Funds category average (Morningstar Average). This Morningstar Average, which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant its information to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.



PERFORMANCE HISTORY


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.



CALENDAR YEAR TOTAL RETURNS (CLASS Z)

                           [PLOTPOINTS FOR BAR GRAPH]

Year
1998              -19.75%
1999               68.10%


                                                        For period shown in bar chart:

The Fund's year-to-date total return through         Best quarter: 2nd quarter 1999, +40.15%
September 30, 2000 was +6.67%.                       Worst quarter: 2nd quarter 1998, -33.65%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999



                             INCEPTION                     LIFE OF
                               DATE          1 YEAR        THE FUND

Class Z (%)                   5/16/97         68.10         11.65
-----------------------      --------        ------       -------
Hang Seng Index (%)             N/A           73.06          7.94(1)
-----------------------      --------        ------       -------
MSCI Index (%)                  N/A           42.58         -3.01(1)
-----------------------      --------        ------       -------
Morningstar Average (%)         N/A           74.32         -0.49



(1)  Performance information is from May 31, 1997.

THE FUND


UNDERSTANDING EXPENSES








ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions


YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                0.00

Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser of
purchase price or redemption price)                    0.00

Redemption fee (%) (as a percentage of                 (3)
amount redeemed, if applicable)



ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee(4)(5) (%)                               1.40

Distribution and service (12b-1) fees (%)              0.00

Other expenses(%)                                      0.60

Total annual fund operating expenses(5) (%)            2.00



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
      $203              $627            $1,078           $2,327



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(3)  There is a $7.50 charge for wiring sale proceeds to your bank.



(4)  The Fund pays a management fee of 1.15% and an administration fee of 0.25%.



(5) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.90%. As a result, the actual management and administration fees for Class Z shares would be 1.30% and total annual fund operating expenses for Class Z shares would be 1.90%. This arrangement may be modified or terminated by the advisor or administrator at any time.

YOUR ACCOUNT





HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.




OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account and
financial advisor     buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
-------------------   ---------------------------------------------------------------
By check              For new accounts, send a completed application and check made
(new account)         payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
-------------------   ---------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
-------------------   ---------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class or
                      Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund.
                      To exchange by telephone, call 1-800-422-3737.
-------------------   ---------------------------------------------------------------
By wire               You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account,
                      call 1-800-422-3737 to obtain a control number and the
                      wiring instructions.
-------------------   ---------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring money
transfer              from your bank account to your fund account by calling
                      1-800-422-3737. Electronic funds transfers may take up to
                      two business days to settle and be considered in "good
                      form." You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the application.
-------------------   ---------------------------------------------------------------
Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                      transfer. Be sure to complete the appropriate section of
                      the application for this feature.
-------------------   ---------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one fund
diversification       into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                      1-800-345-6611.

YOUR ACCOUNT




ELIGIBLE INVESTORS



Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:



$1,000 minimum initial investment



- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;



- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and



- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.



$100,000 minimum initial investment



- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;



- any insurance company, trust company or bank purchasing shares for its own account;



-        any endowment, investment company or foundation; and



- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.



No minimum initial investment



- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer; and



- any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over.



The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the

YOUR ACCOUNT



CHOOSING A SHARE CLASS


The Fund offers one class of shares in this prospectus - CLASS Z.



The Fund also offers three additional classes of shares - Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.





automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.



SALES CHARGES


Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.











HOW TO EXCHANGE SHARES


You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES


Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-

YOUR ACCOUNT



345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT



OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                      of the NYSE, usually 4:00 p.m. Eastern time.
-------------------   ---------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.

-------------------   ---------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                      1-800-345-6611.
-------------------   ---------------------------------------------------------------
By mail               You may send a signed letter of instruction to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.
                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
-------------------   ---------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-------------------   ---------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
-------------------   ---------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days
                      to be received by your bank. You must set up this feature
                      prior to your request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT




FUND POLICY ON TRADING OF FUND SHARES



The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.



OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.



ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class Z shares.

YOUR ACCOUNT



UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.




DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:



TYPES OF DISTRIBUTIONS


Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

-------------------   ----------------------------------------------------------
Capital               gains Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.



DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund

Reinvest all distributions in shares of another fund


Receive dividends in cash (see options below) and reinvest capital gains



Receive all distributions in cash (with one of the following options):


-    send the check to your address of record

-    send the check to a third party address

-    transfer the money to your bank via electronic funds transfer



Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT



TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND



INVESTMENT ADVISOR


Newport Fund Management, Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, California 94104, is the Fund's investment advisor. In its duties as investment advisor, Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of November 30, 2000, Newport managed over $1.1 billion in assets.



For the 2000 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 1.12% of average daily net assets of the Fund.



PORTFOLIO MANAGERS


THOMAS R. TUTTLE, president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), is a co-manager for the Fund and has co-managed the Fund since it commenced operations in May, 1997. Mr. Tuttle has been affiliated with Newport since August, 1987 and with Newport Pacific since December, 1983.



CHRISTOPHER LEGALLET, chief investment officer of Newport and of Newport Pacific, is a co-manager of the Fund and has co-managed the Fund since it commenced operations in May, 1997. Prior to his affiliation with Newport, Mr. Legallet was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investment in Asia from 1992 to 1997.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information, for the year ended August 31, 2000, has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through August 31, 1999, has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.




THE FUND



                                                                                      Period ended
                                              Year ended August 31,                    August 31,
                                               2000           1999        1998          1997(c)
                                             Class Z        Class Z      Class Z        Class Z
Net asset value -
Beginning of period ($)                       14.010         6.380        17.910        13.340

Income from Investment Operations ($):
Net investment income (a)(b)                   0.090         0.128         0.123         0.065

Net realized and unrealized gain (loss)        6.010         7.608       (11.586)        4.505(d)

Total from Investment Operations               6.100         7.736       (11.463)        4.570

                                                  --        (0.106)       (0.067)           --
Less Distributions Declared
to Shareholders ($):
From net investment income

Net asset value -End of period ($)            20.110        14.010         6.380        17.910

Total return (%) (e)(f)                        43.54        121.80        (64.19)        34.29(g)

Ratios to average net assets (%):
Expenses (h)                                    1.90          1.90          1.90          1.90(i)

Net investment income (h)                       0.51          1.17          0.99          1.14(i)

Fees and expenses waived or borne by
the Advisor/Administrator (h)                   0.10          0.30          0.31          0.59(i)

Portfolio turnover (%)                            28            20            58             4(g)

Net assets at end of
period (000) ($)                                 164           112            49             135

(a) Net of fees and expenses waived or
borne by the Advisor/Administrator
which amounted to ($)                          0.018         0.032         0.039           0.034



(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission. The per share information reflects the
     1.5 for 1 stock split effective July 25, 1997.

(d) The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 1997 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(i)  Annualized.

NOTES

FOR MORE INFORMATION


You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.



You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.



You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:


Liberty Funds Trust II : 811-3009



-    Liberty Newport Greater China Fund (formerly Newport Greater China Fund)



736-01/170E-1200




                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

LIBERTY NEWPORT TIGER CUB FUND                       PROSPECTUS, JANUARY 1, 2001



CLASS A, B AND C SHARES


Advised by Newport Fund Management, Inc.




Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


-----------------------------------
| NOT FDIC   | MAY LOSE VALUE     |
| INSURED    | NO BANK GUARANTEE  |
-----------------------------------



--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goal.........................................................       2

PRINCIPAL INVESTMENT STRATEGIES.........................................       2

Principal Investment Risks..............................................       2

Performance History.....................................................       4

Your Expenses...........................................................       5

YOUR ACCOUNT                                                                   6
--------------------------------------------------------------------------------

How to Buy Shares.......................................................       6

Sales Charges...........................................................       7

How to Exchange Shares..................................................      11

HOW TO SELL SHARES......................................................      11

Fund Policy on Trading of Fund Shares...................................      xx

Distribution and Service Fees...........................................      12

Other Information About Your Account....................................      13

MANAGING THE FUND                                                             15
--------------------------------------------------------------------------------

Investment Advisor......................................................      15

Portfolio Managers......................................................      15
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          16
--------------------------------------------------------------------------------

THE FUND


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of well-established smaller capitalization companies with histories of consistent earnings growth in industries with attractive or improving prospects. At least 65% of the Fund's assets will be invested in small capitalization companies. Small capitalization companies have market capitalizations of U.S. $2 billion or less. Up to 35% of the Fund's total assets may be invested in stocks of large capitalization companies.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.




PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.



Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.

THE FUND





Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.


Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Recently, the markets in each of the Asian countries have experienced significant volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.





An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND




UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. The table shows each class's returns with sales charges.



The Fund's returns are compared to the Morgan Stanley Capital International Pacific Region (Ex-Japan) Index (MSCI Index), an unmanaged index that tracks the performance of stocks in Pacific Basin countries other than Japan. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Morningstar Pacific/Asia Ex-Japan Stock Funds category average (Morningstar Average). This Morningstar Average, which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant its information to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.





PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.



CALENDAR YEAR TOTAL RETURNS (CLASS A)

                          [PLOT POINTS FOR BAR CHART]


YEAR
----
1997              -28.22%
1998              -14.67%
1999               68.81%



The Fund's year-to-date total return through September 30, 2000 was -18.57%.


For period shown in bar chart:


Best quarter:   2nd quarter 1999, +51.25%
Worst quarter:  2nd quarter 1998, -31.27%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 1999


                                     INCEPTION                   LIFE OF THE
                                       DATE          1 YEAR          FUND
Class A (%)                           6/3/96          59.11         -1.73
------------------------------------------------------------------------------
Class B (%)                           6/3/96          62.65         -1.72
------------------------------------------------------------------------------
Class C (%)                           6/3/96          66.59         -0.79
------------------------------------------------------------------------------
MSCI Index (%)                          N/A           42.58         -0.17(1)
------------------------------------------------------------------------------
Morningstar Average (%)                 N/A           74.32          0.99


(1) Performance information is from May 31, 1996.

THE FUND




UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.





ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-  $10,000 initial investment

-  5% total return for each year

-  Fund operating expenses remain the same

-  Assumes reinvestment of all dividends and distributions


-  Assumes Class B shares convert to Class A shares after eight years




YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (2)  (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                     CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                5.75        0.00        0.00
---------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)          1.00(3)     5.00        1.00
---------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of                     (4)         (4)         (4)
amount redeemed, if applicable)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                     CLASS A     CLASS B     CLASS C
Managementfee (5)(6) (%)                               1.40        1.40        1.40
---------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)              0.25        1.00        1.00
---------------------------------------------------------------------------------------
Other expenses (%)                                     1.57        1.57        1.57
---------------------------------------------------------------------------------------
Total annual fund operating expenses (%)               3.22        3.97        3.97



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



CLASS                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
Class A                                    $881       $1,510      $2,161     $3,894
---------------------------------------------------------------------------------------

Class B: did not sell your shares          $399       $1,210      $2,037     $4,021
         sold all your shares at
         the end of the period             $899       $1,510      $2,237     $4,021
---------------------------------------------------------------------------------------
Class C: did not sell your shares          $399       $1,210      $2,037     $4,181
         sold all your shares at
         the end of the period             $499       $1,210      $2,037     $4,181




(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.



(4)   There is a $7.50 charge for wiring sale proceeds to your bank.



(5) The Fund pays a management fee of 1.15% and an administration fee of 0.25%.



(6) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 2.00%. As a result, the actual management and administration fees for each share class would be 0.43% and total annual fund operating expenses for Class A, B and C shares would be 2.25%, 3.00% and 3.00%, respectively. This arrangement may be modified or terminated by the advisor or administrator at any time.

YOUR ACCOUNT


INVESTMENT MINIMUMS



Initial Investment................     $1,000
Subsequent Investments............     $   50
Automatic Investment Plan*........     $   50
Retirement Plans*.................     $   25




* The initial investment minimum of $1,000 is waived on this plan.



The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.




HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures. On October 26, 2000 the Board of Trustees of the Fund approved a proposal to reorganize the Fund into the Liberty Newport Asia Pacific Fund (Acquiring Fund), subject to shareholder approval. If shareholders of the Fund approve the proposal, all of the assets of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on December 27, 2000. If approved on that date, the reorganization is proposed to take place in January, 2001. Shareholders of the Fund were mailed information detailing the proposal on or about November 20, 2000.



In connection with the proposed reorganization of the Fund, the Board of Trustees has suspended the sale of the Fund's shares effective November 8, 2000. Consequently, purchase orders for Fund shares received (except those purchases that are part of the Automatic Investment Plan, Automated Dollar Cost Averaging program, Automatic Dividend Diversification program, dividend reinvestments, contributions to certain existing retirement plan accounts and purchases through wrap fee accounts) will be rejected by the Fund.

YOUR ACCOUNT




OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                INSTRUCTIONS

Through your          Your financial advisor can help you establish your account and
financial advisor     buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
---------------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check made
(new account)         payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
---------------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
---------------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares
                      by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                      fund. To exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your
                      bank account to your fund account. To wire funds to your
                      fund account, call 1-800-422-3737 to obtain a control
                      number and the wiring instructions.
---------------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring money
transfer              from your bank account to your fund account by calling
                      1-800-422-3737. Electronic funds transfers may take up to
                      two business days to settle and be considered in "good
                      form." You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the application.
---------------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                      transfer. Be sure to complete the appropriate section of
                      the application for this feature.
---------------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one fund
diversification       into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                      1-800-345-6611.

YOUR ACCOUNT




CHOOSING A SHARE CLASS


The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.



The Fund also offers an additional class of shares, Class S shares. Class S shares are made available through a separate prospectus.



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.


CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.




CLASS A SALES CHARGES



                                                                             % OF
                                                                           OFFERING
                                              AS A % OF                      PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                              PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                               5.75           6.10          5.00
---------------------------------------------------------------------------------------
$50,000 to less than $100,000                   4.50           4.71          3.75
---------------------------------------------------------------------------------------
$100,000 to less than $250,000                  3.50           3.63          2.75
---------------------------------------------------------------------------------------
$250,000 to less than $500,000                  2.50           2.56          2.00
---------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                2.00           2.04          1.75
---------------------------------------------------------------------------------------
$1,000,000 or more                              0.00           0.00          0.00



Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

YOUR ACCOUNT




UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.



For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:



PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                           COMMISSION %
First $3 million                                               1.00
---------------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
---------------------------------------------------------------------------------------
$5 million to less than $25 million                             0.50
---------------------------------------------------------------------------------------
$25 million or more                                             0.25




The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.



For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.



REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

YOUR ACCOUNT




PURCHASES OF LESS THAN $250,000:




CLASS B SALES CHARGES



HOLDING PERIOD AFTER PURCHASE                             % DEDUCTED WHEN
                                                          SHARES ARE SOLD
Through first year                                             5.00
---------------------------------------------------------------------------------------
Through second year                                            4.00
---------------------------------------------------------------------------------------
Through third year                                             3.00
---------------------------------------------------------------------------------------
Through fourth year                                            3.00
---------------------------------------------------------------------------------------
Through fifth year                                             2.00
---------------------------------------------------------------------------------------
Through sixth year                                             1.00
---------------------------------------------------------------------------------------
Longer than six years                                          0.00



Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares is eight years after purchase.



You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.



PURCHASES OF $250,000 TO LESS THAN $500,000:



CLASS B SALES CHARGES



                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
---------------------------------------------------------------------------------------
Through second year                                            2.00
---------------------------------------------------------------------------------------
Through third year                                             1.00
---------------------------------------------------------------------------------------
Longer than three years                                        0.00



Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.

YOUR ACCOUNT





PURCHASES OF $500,000 TO LESS THAN $1 MILLION:




CLASS B SALES CHARGES



                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
---------------------------------------------------------------------------------------
Through second year                                            2.00
---------------------------------------------------------------------------------------
Through third year                                             1.00



Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.



If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.



CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.



CLASS C SALES CHARGES


YEARS AFTER PURCHASE                                    % DEDUCTED WHEN
                                                        SHARES ARE SOLD
Through first year                                             1.00
---------------------------------------------------------------------------------------
Longer than one year                                           0.00

YOUR ACCOUNT







HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase, and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

YOUR ACCOUNT

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                      of the NYSE, usually 4:00 p.m. Eastern time.
---------------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another fund at no additional cost.
                      To exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                      1-800-345-6611.
---------------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
---------------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be
                      wired to your bank. You must set up this feature prior to
                      your telephone request. Be sure to complete the
                      appropriate section of the account application for this
                      feature.
---------------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.




DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's shares outstanding. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.



DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS


Dividend              Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
---------------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.




DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.



DISTRIBUTION OPTIONS


Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------

Receive dividends in cash (see options below) and reinvest capital gains


--------------------------------------------------------------------------------

Receive all distributions in cash (with one of the following options):


-  send the check to your address of record

-  send the check to a third party address

-  transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT

TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Newport Fund Management Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, California 94104, is the Fund's investment advisor. In its duties as investment advisor, Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of November 30, 2000, Newport managed over $1.1 billion in assets.



For the 2000 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 0.43% of average daily net assets of the Fund.



PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

CHRISTOPHER H. LEGALLET, chief investment officer and a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), is a co-manager of the Fund and has co-managed the Fund since December, 1999. Mr. Legallet has managed various other funds for Newport since 1997. Prior to his affiliation with Newport, Mr. Legallet was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investments in Asia from 1992 to 1997.



LYNDA B. COUCH, a managing director of Newport and Newport Pacific, is a co-manager for the Fund. Ms. Couch has managed other Newport funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from September 1 to August 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information, for the year ended August 31, 2000, has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through August 31, 1999, has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report expressed an unqualified opinion on those financial highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                             Year ended August 31,
                                                        2000                         1999                        1998
                                             Class A   Class B  Class C   Class A  Class B   Class C   Class A  Class B   Class C
Net asset value --
Beginning of period ($)                       8.070     7.870    7.890     3.900    3.830     3.830     9.100    9.020     9.020
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)(b)                  0.068     0.002    0.002     0.051    0.005     0.006     0.115    0.067     0.067
   ---------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)    0.692     0.678    0.678     4.124    4.035     4.054    (5.315)  (5.257)   (5.257)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              0.760     0.680    0.680     4.175    4.040     4.060    (5.200)  (5.190)   (5.190)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                       --        --       --    (0.005)      --        --        --       --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--
End of period ($)                             8.830     8.550    8.570     8.070    7.870     7.890     3.900    3.830     3.830
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                        9.42      8.64     8.62    107.10   105.48    106.01    (57.14)  (57.54)   (57.54)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS (%):

Expenses (e)                                   2.25      3.00     3.00      2.25     3.00      3.00      2.25     3.00      3.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                      0.76      0.01     0.01      0.84     0.09      0.09      1.75     1.00      1.00
-----------------------------------------------------------------------------------------------------------------------------------
Fees and expenses waived or borne by
the Advisor/Administrator (e)                  0.97      0.97     0.97      1.35     1.35      1.35      1.02     1.02     1.02
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           23        23       23       36        36       36        56        56       56
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                              4,500     6,420      805     4,847    7,115       954     3,556    3,165      732

(a)  Net of fees and expenses waived or
borne by the Advisor/Administrator
which amounted to ($):                        0.087     0.087    0.087     0.083    0.083     0.083     0.067    0.067     0.067


(b) Per share data was calculated using average shares outstanding during the period.





(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                              Year ended August 31,                Period ended August 31,
                                                                      1997                               1996 (b)
                                                        Class A      Class B     Class C(c)   Class A     Class B      Class C
Net asset value --
Beginning of period ($)                                  9.320        9.300        9.300       10.000       10.000      10.000
---------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (loss) (a)(d)                      0.059       (0.012)      (0.012)       0.016      (0.002)      (0.002)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss                        (0.279)      (0.268)      (0.268)      (0.696)      (0.698)     (0.698)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (0.220)      (0.280)      (0.280)      (0.680)      (0.700)     (0.700)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value--
End of period ($)                                        9.100        9.020        9.020        9.320        9.300       9.300
---------------------------------------------------------------------------------------------------------------------------------
Total return (%) (e)(f)                                  (2.36)       (3.01)       (3.01)       (6.80)(g)    (7.00)(g)   (7.00)(g)
---------------------------------------------------------------------------------------------------------------------------------
                                                          2.25         3.00         3.00         2.25(i)      3.00(i)     3.00(i)
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (h)                          0.62        (0.13)       (0.13)        0.62(i)     (0.13)(i)   (0.13)(i)
---------------------------------------------------------------------------------------------------------------------------------
Fees and expenses waived or borne by the
Advisor/Administrator (h)                                 1.09         1.09         1.09         5.16(i)      5.16(i)     5.16(i)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      96           96           96            3(g)         3(g)        3(g)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                                         8,653        7,664        1,300        3,542        2,654         738

(a)  Net of fees and expenses waived or
     borne by the Advisor/Administrator
     which amounted to ($):                              0.105        0.105        0.105        0.123        0.123       0.123





(b) The Fund commenced investment operations on June 3, 1996.



(c) Effective July 1, 1997, Class D shares were redesignated Class C shares.



(d) Per share data was calculated using average shares outstanding during the period.






(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.



(g) Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.



(i) Annualized.

NOTES

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                                                                              22

NOTES


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                                                                              23

FOR MORE INFORMATION
--------------------------------------------------------------------------------
You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.



INVESTMENT COMPANY ACT FILE NUMBER:


Liberty Funds Trust II: 811-3009
- Stein Roe Small Cap Tiger Fund (formerly Stein Roe Small Cap Asian Tiger Fund)



735-01/194E-1200



                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

STEIN ROE
SMALL CAP TIGER FUND


                         STEIN ROE SMALL CAP TIGER FUND

PROSPECTUS


January 1, 2001



STEIN ROE MUTUAL FUNDS


SENSIBLE RISKS. INTELLIGENT INVESTMENTS(SM)


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


  1      THE FUND
             Investment Goal
             Principal Investment Strategy
             Principal Investment Risks
             Fund Performance
             Your Expenses


10     FINANCIAL HIGHLIGHTS


12     YOUR ACCOUNT
             Purchasing Shares
             Opening an Account
             Determining Share Price (NAV)
             Selling Shares
             Exchanging Shares

             Fund Policy on Trading of Fund Shares

             Reporting to Shareholders
             Dividends and Distributions


25     THE FUND'S MANAGEMENT
             Investment Advisor
             Portfolio Managers

             Please keep this prospectus as your reference manual.

                                    THE FUND

INVESTMENT GOAL  The Fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGY Under normal market conditions, the Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of well-established smaller capitalization companies with histories of consistent earnings growth in industries with attractive or improving prospects. At least 65% of the Fund's assets will be invested in small capitalization companies. Small capitalization companies have market capitalization of U.S. $2 billion or less. Up to 35% of the Fund's total assets may be invested in stocks of large capitalization companies.



                  At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



                  In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.



PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

THE FUND


                  Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.


                  Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.



                  Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

                  THE FUND



                  Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Recently, the markets in each of the Asian countries have experienced significant volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.


                  Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.







                  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                  THE FUND


                  WHO SHOULD INVEST IN THE FUND?

                  You may want to invest in the Fund if you:

                  - are interested in investing in companies located in the Tiger countries and can tolerate the greater share price volatility that accompanies international investing

                  - are a long-term investor and can afford to potentially lose money on your investment

                  The Fund is not appropriate for investors who:

                  -  can't tolerate volatility or possible losses

                  -  are saving for a short-term investment

                  -  need regular current income

THE FUND


FUND PERFORMANCE  The following charts show the Fund's performance through Dec.
                  31, 1999. The returns include the effects of Fund expenses, and the reinvestment of dividends and distributions. On April 17, 2000, the Fund redesignated its Class Z shares as Class S shares. As with all mutual funds, past performance is no guarantee of future results.


                  YEAR-BY-YEAR TOTAL RETURNS (CLASS S)

                  Year-by-year calendar returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.



                                  ANNUAL TOTAL RETURNS





Small Cap Tiger Fund

   1997  -28.05%

   1998  -14.64%

   1999  +69.20%




Year to date total return through September 30, 2000 was -18.50%



For period shown in bar chart:
------------------------------


Best quarter: 2nd quarter 1999, +51.51%


Worst quarter: 2nd quarter 1998, -31.28%

THE FUND


                  AVERAGE ANNUAL TOTAL RETURNS


                  Average annual total returns are a measure of the Fund's performance over time. The Fund's returns are compared to the Morgan Stanley Capital International Pacific Region (Ex-Japan) Index (MSCI Index), an unmanaged index that tracks the performance of stocks in Pacific Basin countries other than Japan. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Morningstar Pacific/Asia Ex-Japan Stock Funds category average (Morningstar Average). This Morningstar Average, which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant its information to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This allows you to accurately compare similar mutual fund investments and provides an indication of the risks of investing in the Fund.



                  AVERAGE ANNUAL TOTAL RETURNS


                               Periods ending December 31, 1999
--------------------------------------------------------------------------------

                       INCEPTION DATE       1 YEAR    LIFE OF THE FUND
--------------------------------------------------------------------------------
Class S                    6/3/96           69.20%          0.11%

MSCI Index                   N/A            42.58%         -0.17%(1)

--------------------------------------------------------------------------------
Morningstar Average          N/A            74.32%          0.99%







(1) Performance information is from May 31, 1996.

THE FUND




YOUR EXPENSES  This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.



 ANNUAL FUND OPERATING EXPENSES(a)

 (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
 Management fee (b)(c)                                          1.40%
--------------------------------------------------------------------------------
 Distribution (12b-1) fees                                       None
 Other expenses                                                 1.57%
--------------------------------------------------------------------------------
 Total annual fund operating expenses                           2.97%


(a)      There is a $7.50 charge for wiring redemption proceeds to your bank.


(b) The Fund pays a management fee of 1.15% and an administration fee of 0.25%.


(c) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 2.00%. As a result, the actual management and administration fees for Class S shares would be 0.43% and total annual fund operating expenses for Class S shares would be 2.00%. This arrangement may be modified or terminated by the advisor or administrator at any time.

THE FUND


                  EXPENSE EXAMPLE


                  This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:



                  -  $10,000 initial investment


                  -  5% total return for each year



                  -  the Fund's operating expenses remain the same


                  -  redemption at the end of each time period


                  -  reinvestment of all dividends and distributions



                  Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:



                  EXPENSE EXAMPLE


                              1 yr       3 yrs       5 yrs     10 yrs
--------------------------------------------------------------------------------
 Class S                      $300        $918      $1,562     $3,290

                  FINANCIAL HIGHLIGHTS


     The financial highlights are intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from September 1 to August 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information, for the year ended August 31, 2000, has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through August 31, 1999, has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report expressed an unqualified opinion on those financial highlights. To request the annual report, please call 1-800-338-2550.

FINANCIAL HIGHLIGHTS


 THE FUND

                                                                                    Year ended August 31,

                                                              2000           1999           1998           1997           1996
                                                           Class S (b)      Class S        Class S        Class S        Class S
  Net asset value  -
  Beginning of period ($)                                     8.100          3.920          9.130          9.320          10.000
 -----------------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (a)(c)                                0.091          0.067          0.132          0.083          0.021
 -----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     0.689          4.136         (5.342)        (0.273)        (0.701)
 -----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            0.780          4.203         (5.210)        (0.190)        (0.680)
 -----------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                                    --          (0.023)           --             --             --
 -----------------------------------------------------------------------------------------------------------------------------------
  Net asset value-
  End of period ($)                                           8.880          8.100          3.920          9.130          9.320
 -----------------------------------------------------------------------------------------------------------------------------------
  Total return (%) (d)(e)                                      9.63          107.43        (57.06)         (2.04)         (6.80)
 -----------------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE
  NET ASSETS (%):
  Expenses (f)                                                 2.00           2.00           2.00           2.00           2.00
 -----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (f)                                    1.01           1.09           2.00           0.87           0.87
 -----------------------------------------------------------------------------------------------------------------------------------
  Fees and expenses waived or borne
  by the Advisor/Administrator (f)                             0.97           1.35           1.02           1.09           5.16
 -----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover (%)                                        23             36             56             96             3
 -----------------------------------------------------------------------------------------------------------------------------------
  Net assets at end of
  period (000) ($)                                             363             39             23           1,203          1,166
   (a)   Net of fees and expenses waived or
       borne by the Advisor/Administrator
       which amounted to:                                     0.087          0.083          0.067          0.105          0.123





(b)      Class Z shares were redesignated Class S shares effective April 19,
         2000.
(c) Per share data was calculated using average shares outstanding during the period.
(d)      Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

YOUR ACCOUNT

PURCHASING SHARES You may purchase shares of the Fund without a sales charge. Your purchases are made at the NAV next determined after the Fund receives your check, wire transfer or electronic transfer. If the Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange (NYSE)--normally 3 p.m. Central time--your purchase is effective on the next business day.



                  On October 26, 2000 the Board of Trustees of the Fund approved a proposal to reorganize the Fund into the Liberty Newport Asia Pacific Fund (Acquiring Fund), subject to shareholder approval. If shareholders of the Fund approve the proposal, all of the assets of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on December 27, 2000. If approved on that date, the reorganization is proposed to take place in January, 2001. Shareholders of the Fund were mailed information detailing the proposal on or about November 20, 2000.



                  In connection with the proposed reorganization of the Fund, the Board of Trustees has suspended the sale of the Fund's shares effective November 8, 2000. Consequently, purchase orders for Fund shares received (except those purchases that are part of the Automatic Investment Plan, Automated Dollar Cost Averaging program, Automatic Dividend Diversification program, dividend reinvestments, contributions to certain existing retirement plan accounts and purchases through wrap fee accounts) will be rejected by the Fund.



                  PURCHASES THROUGH THIRD PARTIES

                  If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offer. There are no charges or limitations if you purchase shares directly from the Fund, except those fees described in this prospectus.


                  If an intermediary is an agent or designee of the Fund, orders are processed at the NAV next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the NAV next determined.


                  CONDITIONS OF PURCHASE

                  An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. A Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its shareholders. The Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe CounselorSM program or are a client of Stein Roe Private Capital Management, the minimum initial investment is determined by those programs.

YOUR ACCOUNT




ACCOUNT MINIMUMS

                              Minimum To          Minimum         Minimum
 Type of Account            Open an Account      Addition         Balance
-----------------------------------------------------------------------------------------------
Regular                       $2,500                $100           $1,000
-----------------------------------------------------------------------------------------------
Custodial (UGMA/UTMA)         $1,000                $100           $1,000

Automatic Investment Plan     $1,000                $ 50               --
-----------------------------------------------------------------------------------------------
Roth and Traditional IRA      $  500                $ 50           $  500

Educational IRA               $  500                $ 50*          $  500

*        Maximum $500 contribution per year per child.

YOUR ACCOUNT

OPENING AN ACCOUNT


                         OPENING OR ADDING TO AN ACCOUNT


                        BY MAIL                                     BY WIRE
---------------------------------------------------------------------------------------------
OPENING           Complete the application.                Mail your application to the

AN ACCOUNT        Make check payable to                    address listed on the left, then

                  Stein Roe Mutual Funds.                  call 800-338-2550 to obtain an

                  Mail application and check to:           account number.  Include your

                    SteinRoe Services Inc.                 Social Security Number.  To

                    P.O. Box 8900                          wire funds, use the

                    Boston, MA 02205                       instructions below.





ADDING TO         Make check payable to Stein              Wire funds to:

AN ACCOUNT        Roe Mutual Funds. Be sure to             -First National Bank of Boston

                  write your account number on              ABA: 011000390

                  the check.                                Attn: SSI, Account No. 560-99696

                  Fill out investment slip (stub           -Fund No. 340; Stein Roe

                  from your statement or                    Small Cap Tiger Fund

                  confirmation) or include a note          -Your name (exactly as in the

                  indicating the amount of your             registration).

                  purchase, your account number            -Fund Account number.

                  and the name in which your

                  account is registered.



                  Mail check with investment slip

                  or note to the address above.



YOUR ACCOUNT

                  BY ELECTRONIC                                                             THROUGH AN
                  FUNDS TRANSFER                   BY EXCHANGE                             INTERMEDIARY
-------------------------------------------------------------------------------------------------------------
OPENING           You cannot open a new            By mail, phone, or automatically        Contact your financial

AN ACCOUNT        account via electronic           (be sure to elect the Automatic         professional.

                  transfer.                        Exchange Privilege on your

                                                   application).

ADDING TO         Call 800-338-2550 to make        By mail, phone, or automatically        Contact your financial

AN ACCOUNT        your purchase. To set up         (be sure to elect the Automatic         professional.

                  prescheduled purchases, be       Exchange Privilege on your

                  sure to elect the Automatic      application).

                  Investment Plan (Stein Roe

                  Asset Builder(SM)) option

                  on your application.


  All checks must be made payable in U.S. dollars and drawn on U.S. banks. Money orders and third-party checks will not be accepted.



DETERMINING SHARE PRICE (NAV) The Fund's share price is its NAV next determined. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the NYSE--normally 3 p.m. Central time. If you place an order after that time, you receive the share price determined on the next business day.


                  In computing the net asset value, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time.

YOUR ACCOUNT

                  Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. Trading of these securities may not take place on every NYSE business day. Foreign securities may trade on days when the NYSE is closed. We will not price shares on days the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE trading day.


                  We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of a foreign market and before the close of the NYSE.

SELLING SHARES You may sell your shares any day the Fund is open for business.
          Please follow the instructions below.



                  SELLING SHARES

BY MAIL: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. Be sure to include a signature guarantee. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.



BY PHONE:         This feature is automatically added to your account unless you decline it on your application. Call 800-338-2550 to redeem an amount of $1,000 or more. We will mail the check to your registered address.



BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more ($100,000 maximum) may be wired to your predesignated bank account. Call 800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.



BY ELECTRONIC TRANSFER: Fill out the appropriate areas of the account application for this feature. To request an electronic transfer (not less than $50; not more than $100,000), call 800-338-2550. We will transfer your sale proceeds electronically to your bank. The bank must be a member of the Automated Clearing House.



BY EXCHANGE: Call 800-338-2550 to exchange any portion of your Fund shares for shares in any other Stein Roe no-load fund.



BY AUTOMATIC EXCHANGE: Fill out the appropriate areas of the account application for this feature. Redeem a fixed amount on a regular basis (not less than $50 per month; not more than $100,000) from the Fund for investment in another Stein Roe no-load fund.

 YOUR ACCOUNT

                  WHAT YOU NEED TO KNOW WHEN SELLING SHARES

                  Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.


                  The Fund redeems shares at the NAV next determined after an order has been accepted. We mail the proceeds within seven days after the sale. The Fund normally pays wire redemption or electronic transfer proceeds on the next business day.


                  We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal fund wire.


                  We use procedures reasonably designed to confirm that telephone instructions are genuine. These include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt

YOUR ACCOUNT

                  written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.


                  If the amount you redeem is large enough to affect the Fund's operation, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.


                  INVOLUNTARY REDEMPTION

                  If your account value falls below $1,000, the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens. If your account falls below $10, the Fund may redeem your shares without notice to you.

                  LOW BALANCE FEE

                  Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein

YOUR ACCOUNT

                  Roe prototype retirement plans; (4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. The Fund can waive the fee, at its discretion, in the event of significant market corrections.

                  YOUR ACCOUNT




EXCHANGING SHARES You may exchange Fund shares for shares of other Stein
                  Roe no-load funds. Call 800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.



                  The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.


                  An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange Fund shares for shares of another fund.


                  We may change, suspend or eliminate the exchange service after notification to you.



                  Generally, we limit you to four telephone exchange "roundtrips" per year. A roundtrip is an exchange out of a

YOUR ACCOUNT

            Fund into another Stein Roe no-load fund and then back to that Fund.


REPORTING TO SHAREHOLDERS To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.


DIVIDENDS AND DISTRIBUTIONS The Fund distributes, at least once a year, virtually all of its net investment income and net realized capital gains.


                  A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.


                  A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Fund held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.





OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:

- by check

- by electronic transfer into your bank account


- a purchase of shares of another Stein Roe fund


- a purchase of shares in a Stein Roe fund account of another person

YOUR ACCOUNT

                  When the Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of the Fund unless you elect on the account application to have distributions paid by check.


                  If you elect to receive distributions by check and a distribution check is returned to the Fund as undeliverable, or if you do not present a distribution check for payment within six months, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of that Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.


                  TAX CONSEQUENCES


                  You are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If the Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

YOUR ACCOUNT


 TRANSACTION                                      TAX STATUS
  Income dividend                                 Ordinary income
--------------------------------------------------------------------------------
  Short-term capital gain distribution            Ordinary income

  Long-term capital gain distribution             Capital gain

--------------------------------------------------------------------------------
  Sale of shares owned one year or less           Gain is ordinary income; loss is
                                                  subject to special rules

  Sale of shares owned more than one year         Capital gain or loss

                  In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal income tax.


                  This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

THE FUND'S MANAGEMENT


INVESTMENT ADVISOR Newport Fund Management, Inc. (Newport), 580 California
                   Street, Suite 1960, San Francisco, California 94104 provides the Fund with investment advisory services, including portfolio management. Newport is registered as an investment adviser under the Investment Advisers Act of 1940 and specializes in investing in the Pacific region. As of November 30, 2000, Newport managed approximately $1.1 billion in assets, all of which were invested in foreign securities. For the fiscal year ended August 31, 2000, the Fund paid aggregate fees of 0.43% of average net assets to Newport.



PORTFOLIO MANAGERS Christopher H. Legallet, chief investment officer and a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), is a co-manager of the Fund and has co-managed the Fund since December, 1999. Mr. Legallet has managed various other funds for Newport since 1997. Prior to his affiliation with Newport, Mr. Legallet was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investments in Asia from 1992 to 1997.

THE FUND'S MANAGEMENT





         Lynda B. Couch, a managing director of Newport and Newport Pacific, is a co-manager for the Fund. Ms. Couch has managed other Newport funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.

NOTES

------------------------------------------------

NOTES
------------------------------------------------

NOTES
------------------------------------------------

FOR MORE INFORMATION
                  You can obtain more information about the Fund's investments in its semiannual and annual reports to investors. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.



                  You may wish to read the Fund's SAI for more information. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus and you are deemed to have been told of its contents.




--------------------------------------------------------------------------------
                         STEIN ROE SMALL CAP TIGER FUND

To obtain free copies of the Fund's semiannual and annual reports, latest quarterly profile, or the SAI or to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550

www.steinroe.com



Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the SEC internet site at www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-6009.

Investment Company Act file number of Liberty Funds Trust II: 811-3009.





S40-01/244E-1200


                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

LIBERTY U.S. GOVERNMENT FUNDS PROSPECTUS, JANUARY 1, 2001






- LIBERTY INTERMEDIATE GOVERNMENT FUND



- LIBERTY FEDERAL SECURITIES FUND


CLASS A, B AND C SHARES


Advised by Colonial Management Associates, Inc.



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



Not FDIC      May Lose Value
Insured       No Bank Guarantee


TABLE OF CONTENTS


THE FUNDS                                   2

Each of these sections discusses
the following topics: Investment
Goal(s), Principal Investment
Strategies, Principal Investment
Risks, Performance History and
Your Expenses



Liberty Intermediate
Government Fund                             6

Liberty Federal Securities Fund            10

YOUR ACCOUNT                               14

How to Buy Shares                          14

Sales Charges                              15

How to Exchange Shares                     19

How to Sell Shares                         19

Fund Policy on Trading of Fund Shares

Distribution and Service Fees              21

Other Information About Your Account       21

MANAGING THE FUNDS                         24

Investment Advisor                         24

Portfolio Managers                         24

OTHER INVESTMENT
STRATEGIES AND RISKS                       25

FINANCIAL HIGHLIGHTS                       27

Liberty Intermediate
Government Fund                            29

Liberty Federal Securities Fund            31

THE FUNDS  LIBERTY INTERMEDIATE GOVERNMENT FUND


UNDERSTANDING DURATION

Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates.


The advisor uses duration management to control some of the potential risk of investing in the Fund. The chart below shows the Fund's duration range compared to another Liberty U.S. Government fund.



  Duration

                             [DURATION BAR GRAPH]

                                             DURATION RANGE (YEARS)
[ ] LIBERTY INTERMEDIATE GOVERNMENT FUND       [TO COME]
[ ] LIBERTY FEDERAL SECURITIES FUND            [TO COME]

INVESTMENT GOALS

The Fund seeks as high a level of current income and total return as is consistent with prudent risk.



PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests primarily in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has wide flexibility to vary its allocation among different types of U.S. government securities based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

The Fund generally maintains a duration of greater than two and a half years and less than seven years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."




PRINCIPAL INVESTMENT RISKS



The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.



Management risk means that the advisor's investment selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.






Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY INTERMEDIATE GOVERNMENT FUND



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY INTERMEDIATE GOVERNMENT FUND




UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS ARE a measure of the Fund's performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows each class's returns with sales charges.



The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Index), an unmanaged index that tracks the performance of intermediate U.S. government securities. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Intermediate U.S. Government Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1990                9.68%
1991               11.10%
1992                5.04%
1993                5.66%
1994               -1.78%
1995               14.93%
1996                2.82%
1997                8.34%
1998                8.15%
1999               -2.16%


The Fund's year-to-date total return through September 30, 2000 was +5.48%.


For period shown in bar chart:


Best quarter: 3rd quarter 1998, +5.10%


Worst quarter: 1st quarter 1994, -1.91%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 1999


                                         1 YEAR         5 YEARS        10 YEARS
Class A (%)                               -6.81           5.23           5.53
--------------------------------------------------------------------------------
Class B (%)                               -7.51           5.14           5.45(1)
--------------------------------------------------------------------------------
Class C (%)                               -3.67           5.94(1)        5.89(1)
--------------------------------------------------------------------------------
Lehman Index (%)                           0.49           6.93           7.10
--------------------------------------------------------------------------------
Lipper Average (%)                        -1.69           6.36           6.44



(1) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on October 13, 1987, Class B shares were initially offered on June 8, 1992, and Class C shares were initially offered on August 1, 1997.

THE FUNDS  LIBERTY INTERMEDIATE GOVERNMENT FUND




UNDERSTANDING EXPENSES


SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.



ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions


- Assumes Class B shares convert to Class A shares after eight years.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                     CLASS A   CLASS B   CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)               4.75       0.00     0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser of
purchase price or redemption price)                  1.00(3)     5.00     1.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                               (4)       (4)       (4)
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                               CLASS A     CLASS B     CLASS C
Management fee (%)                               0.60        0.60        0.60
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)        0.25        1.00        1.00(5)
--------------------------------------------------------------------------------
Other expenses (%)                               0.35        0.35        0.35
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)         1.20        1.95        1.95(5)


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A                               $592        $839       $1,105      $1,865
--------------------------------------------------------------------------------
Class B: did not sell your shares     $198        $613       $1,054      $2,085

         sold all your shares at
         the end of the period        $698        $913       $1,254      $2,085
--------------------------------------------------------------------------------
Class C: did not sell your shares     $198        $613       $1,054      $2,279
         sold all your shares at
         the end of the period        $298        $613       $1,054      $2,279



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.



(4)  There is a $7.50 charge for wiring sale proceeds to your bank.



(5) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class C shares would be 0.85% and the total annual fund operating expenses for Class C shares would be 1.80%. This arrangement may be modified or terminated by the distributor at any time.

THE FUNDS LIBERTY FEDERAL SECURITIES FUND



UNDERSTANDING DURATION

DURATION is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates.


The advisor uses duration management to control some of the potential risk of investing in the Fund. The chart below shows the Fund's duration range compared to another Liberty U.S. Government fund.


DURATION

[BAR CHART]




                                          Duration Range (years)
Liberty Intermediate Government Fund             2.5 - 7

LIBERTY FEDERAL SECURITIES FUND                  4.5 - 10



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks as high a level of current income and total return as is consistent with prudent risk.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund may also invest up to 35% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. These securities must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch, international rating agency. The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.



The Fund generally maintains a duration of greater than four and a half years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).



Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. You may lose money by investing in the Fund.



Management risk means that the advisor's investment selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND



Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.



Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND



UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS ARE a measure of the Fund's performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows each class's returns with sales charges.



The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Index), an unmanaged index that tracks the performance of intermediate U.S. government securities. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General U.S. Government Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

YEAR
1990                6.68%
1991               15.18%
1992                6.18%
1993               12.13%
1994               -5.58%
1995               20.41%
1996                0.96%
1997                9.89%
1998                9.11%
1999               -4.29%


The Fund's year-to-date total return through September 30, 2000 was +6.32%.


For period shown in bar chart:

Best quarter: 2nd quarter 1995, +6.84%


Worst quarter: 1st quarter 1994, -4.47%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 1999


                                           1 YEAR        5 YEARS       10 YEARS
Class A (%)                                -8.84            5.85         6.26
Class B (%)                                -9.49            5.78         6.17(6)
Class C (%)                                -5.76            6.57(6)      6.62(6)
Lehman Index (%)                            0.49            6.93         7.10
Lipper Average (%)                         -3.01            6.52         6.60



(6) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on March 30, 1984, Class B shares were initially offered on June 8, 1992, and Class C shares were initially offered on August 1, 1997.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND



UNDERSTANDING EXPENSES


SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.



ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain
  the same

- Assumes reinvestment of all dividends and distributions


- Assumes Class B shares convert to Class A shares after eight years



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES(7) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                  CLASS A    CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)            4.75        0.00       0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser
of purchase price or redemption price)             1.00(8)     5.00       1.00
--------------------------------------------------------------------------------
Redemption fee (%) (as of percentage of amount
redeemed, if applicable)                            (9)        (9)         (9)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                CLASS A     CLASS B     CLASS C
Management fee (%)                                0.60        0.60        0.60
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)         0.25        1.00      1.00(10)
--------------------------------------------------------------------------------
Other expenses (%)                                0.32        0.32        0.32
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)          1.17        1.92      1.92(10)


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A                               $589        $829       $1,088      $1,828
--------------------------------------------------------------------------------
Class B: did not sell your shares     $195        $603       $1,037      $2,049

         sold all your shares at
         the end of the period        $695        $903       $1,237      $2,049
--------------------------------------------------------------------------------
Class C: did not sell your shares     $195        $603       $1,037      $2,244

         sold all your shares at
         the end of the period        $295        $603       $1,037      $2,244



(7) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(8) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.



(9)  There is a $7.50 charge for wiring sale proceeds to your bank.



(10) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class C shares would be 0.85% and the total annual fund operating expenses for Class C shares would be 1.77%. This arrangement may be modified or terminated by the distributor at any time.

YOUR ACCOUNT



INVESTMENT MINIMUMS



Initial Investment................   $1,000
Subsequent Investments............      $50
Automatic Investment Plan*........      $50
Retirement Plans*.................      $25



* The initial investment minimum of $1,000 is waived on this plan.



Each Fund reserves the right to change these investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD               INSTRUCTIONS


Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. Your financial advisor may charge you fees for executing the purchase for you.
--------------------------------------------------------------------------------
By check             For new accounts, send a completed application and check
(new account)        made payable to the Fund to the transfer agent, Liberty
                     Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By check             For existing accounts, fill out and return the additional
(existing account)   investment stub included in your quarterly statement, or
                     send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                     02105-1722.
--------------------------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares by
                     exchanging shares you own in one fund for shares of the
                     same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                     fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire              You may purchase shares by wiring money from your bank
                     account to your fund account. To wire funds to your fund
                     account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic        You may purchase shares by electronically transferring
funds transfer       money from your bank account to your fund account by
                     calling 1-800-422-3737. Electronic funds transfers may take up to two business days to settle and be considered in
                     "good form". You must set up this feature prior to your
                     telephone request. Be sure to complete the appropriate
                     section of the application.
--------------------------------------------------------------------------------
Automatic            You can make monthly or quarterly investments automatically
investment plan      from your bank account to your fund account. You can select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
--------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by one
diversification      fund into the same class of shares of the Fund at no
                     additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

YOUR ACCOUNT



CHOOSING A SHARE CLASS


The Funds offer three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.



Each Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, these charges are waived, as described below and in the Statement of Additional Information.


CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the tables below.


CLASS A SALES CHARGES


                                                                        % OF
                                                                      OFFERING
                                         AS A % OF                      PRICE
                                        THE PUBLIC       AS A %      RETAINED BY
                                         OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                         PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                          4.75           4.99          4.25
--------------------------------------------------------------------------------
$ 50,000 to less than $100,000             4.50           4.71          4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000             3.50           3.63          3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000             2.50           2.56          2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000           2.00           2.04          1.75
--------------------------------------------------------------------------------
$1,000,000 or more                         0.00           0.00          0.00



Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

YOUR ACCOUNT



UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                           COMMISSION %
First $3 million                                               1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
--------------------------------------------------------------------------------
$25 million or more                                            0.25



The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.



For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.



REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.



PURCHASES OF LESS THAN $250,000:

YOUR ACCOUNT



CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          0.00


Commission to financial advisors is 4.00%.
Automatic conversion to Class A shares is eight years after purchase.



You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.



PURCHASES OF $250,000 TO LESS THAN $500,000:


CLASS B SALES CHARGES


                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00
--------------------------------------------------------------------------------
Longer than three years                                        0.00



Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.

YOUR ACCOUNT



PURCHASES OF $500,000 TO LESS THAN $1 MILLION:


CLASS B SALES CHARGES


                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00



Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.



If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.



CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.


CLASS C SALES CHARGES

YEARS AFTER PURCHASE                             % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                            1.00
--------------------------------------------------------------------------------
Longer than one year                                          0.00

YOUR ACCOUNT



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of a Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Funds will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, a Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT



OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD               INSTRUCTIONS


Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor firm must receive your request prior to
                     the close of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares by exchanging from a Fund into the same share class of another fund at no additional cost. To exchange by telephone, call
                     1-800-422-3737.
--------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                     Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                     period. You do not need to set up this feature in advance
                     of your call. Certain restrictions apply to retirement
                     accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                     Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                     1-800-345-6611.

                     Mail your letter of instruction to Liberty Funds Services,
                     Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire              You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                     telephone request. Be sure to complete the appropriate
                     section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if
                     your account balance is at least $5,000. This feature is
                     not available if you hold your shares in certificate form.
                     All dividend and capital gains distributions must be
                     reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic        You may sell shares and request that the proceeds be
funds transfer       electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Funds do not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds. The fund into which you would like to exchange also may reject your request.



DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Each Fund has adopted a plan under Rule 12b-1 that permits it to pay each Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class C share distribution fee for each of the Funds so that it does not exceed 0.60% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account: Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW A FUND'S SHARE PRICE IS DETERMINED The price of each class of a Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for each Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Funds' web site at www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT



UNDERSTANDING FUND DISTRIBUTIONS

Each Fund earns income from the securities it holds. Each Fund also may realize capital gains and losses on sales of its securities. Each Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of a Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Funds have the potential to make the following distributions:


TYPES OF DISTRIBUTIONS


Dividend              Represents interest and dividends earned from securities
                      held by the Funds, net of expenses incurred by the Funds.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Funds declare dividends daily and pay them monthly, and any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Funds receive payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, a Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS


Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):


- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT



TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by each Fund, you may realize a capital gain or loss when selling and exchanging shares of a Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUNDS



INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111-2621, is the Funds' investment advisor. In its duties as investment advisor, Colonial runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of November 30, 2000, Colonial managed over $14 billion in assets.


Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.


For the 2000 fiscal year, aggregate advisory fees paid to Colonial by each of the Liberty Intermediate Government Fund and Liberty Federal Securities Fund amounted to 0.60% of average daily net assets of each Fund, respectively.



PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
LESLIE W. FINNEMORE, a senior vice president of Colonial, is the lead manager for the Liberty Intermediate Government Fund and has managed this Fund since it commenced operations in 1987. Ms. Finnemore is the lead manager for the Liberty Federal Securities Fund and has managed or co-managed the Fund since 1993. Since 1987, she has served as a manager or co-manager of various other Colonial taxable income funds.



ANN T. PETERSON, a vice president of Colonial, is a co-manager for the Funds. Since 1993, she has served as a manager or co-manager of various other Colonial taxable income funds.



MICHAEL BISSONNETTE, a senior vice president of Colonial, is a co-manager for the Funds. Prior to joining Colonial, Mr. Bissonnette was a portfolio manager for APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.

OTHER INVESTMENT STRATEGIES AND RISKS



UNDERSTANDING THE FUNDS' OTHER INVESTMENT STRATEGIES AND RISKS



The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.



The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goals. The Funds may not always achieve their investment goals.


Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.




Each Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by a Fund's shareholders is not required to modify or change any of a Fund's investment goals or investment strategies.



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose value depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, a Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.


SHORT SALES
--------------------------------------------------------------------------------
The Liberty Federal Securities Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any interest paid to the third party. Therefore, short sales involve the risk that losses may be greater than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS




TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You can request a free annual report by calling 1-800-426-3750.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS




LIBERTY INTERMEDIATE GOVERNMENT FUND


                                                                                          Year ended August 31,
                                                              2000                                1999
                                                -------------------------------       -------------------------------
                                                Class A     Class B     Class C       Class A    Class B    Class C
  Net asset value --
  Beginning of period ($)                        6.320       6.320       6.320         6.730      6.730      6.730
---------------------------------------------------------------------------------------------------------------------

  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ($)

  Net investment income                          0.395(a)    0.348(a)    0.358(a)(b)   0.375      0.325      0.335(c)
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       (0.045)     (0.045)     (0.045)       (0.416)    (0.416)    (0.416)
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               0.350       0.303       0.313        (0.041)    (0.091)    (0.081)
---------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):

  From net investment income                    (0.378)     (0.333)     (0.343)       (0.369)    (0.319)    (0.329)
---------------------------------------------------------------------------------------------------------------------
  In excess of net investment income            (0.005)     (0.004)     (0.004)          ---        ---        ---
---------------------------------------------------------------------------------------------------------------------
  Return of Capital                             (0.007)     (0.006)     (0.006)          ---        ---        ---
---------------------------------------------------------------------------------------------------------------------
  Total Distributions
  Declared to Shareholders                      (0.390)     (0.343)     (0.353)       (0.369)    (0.319)    (0.329)
---------------------------------------------------------------------------------------------------------------------
  Net asset value--
  End of period ($)                              6.280       6.280       6.280         6.320      6.320      6.320
---------------------------------------------------------------------------------------------------------------------
  Total return (%) (e)                            5.77        4.98        5.14(f)      (0.70)     (1.44)    (1.29)(f)
---------------------------------------------------------------------------------------------------------------------

  RATIOS TO AVERAGE NET ASSETS (%):

  Expenses (g)                                    1.20        1.95        1.80(b)       1.15       1.90      1.75(c)
---------------------------------------------------------------------------------------------------------------------
  Net investment income (g)                       6.35       5.60         5.75(b)       6.10       5.35      5.50(c)
---------------------------------------------------------------------------------------------------------------------
  Portfolio turnover (%)                            84         84           84            62         62        62
---------------------------------------------------------------------------------------------------------------------
  Net assets at end of period (000) ($)            466        184            2           537       296          3

                                                            1998
                                               ---------------------------------
                                               Class A    Class B    Class C
  Net asset value --
  Beginning of period ($)                       6.510      6.510      6.510
--------------------------------------------------------------------------------

  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ($)

  Net investment income                         0.420     0.370     0.380(d)
--------------------------------------------------------------------------------
  Net realized and unrealized gain              0.204     0.204     0.204
  (loss)
--------------------------------------------------------------------------------
  Total from Investment Operations              0.624     0.574     0.584
--------------------------------------------------------------------------------
                                               (0.376)   (0.329)   (0.339)
--------------------------------------------------------------------------------

  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):

  From net investment income
--------------------------------------------------------------------------------
  In excess of net investment income           (0.028)   (0.025)   (0.025)
--------------------------------------------------------------------------------
  Return of Capital                               ---       ---       ---
--------------------------------------------------------------------------------
  Total Distributions
  Declared to Shareholders                     (0.404)   (0.354)   (0.364)
--------------------------------------------------------------------------------
  Net asset value--
  End of period ($)                             6.730     6.730     6.730
--------------------------------------------------------------------------------
  Total return (%) (e)                           9.87      9.03      9.20(f)
--------------------------------------------------------------------------------

  RATIOS TO AVERAGE NET ASSETS (%):

  Expenses (g)                                   1.12      1.87      1.72(d)
--------------------------------------------------------------------------------
  Net investment income (g)                      6.02      5.27      5.42(d)
--------------------------------------------------------------------------------
  Portfolio turnover (%)                          214       214       214
--------------------------------------------------------------------------------
  Net assets at end of period (000) ($)           651       395         1




(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(b) Net of fees waived by the distributor which amounted to $0.009 per share and 0.15%.

(c) Net of fees waived by the distributor which amounted to $0.007 per share and 0.15%.

(d) Net of fees waived by the advisor or its affiliates which amounted to $0.010 per share and 0.15%.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the distributor not waived a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS




LIBERTY INTERMEDIATE GOVERNMENT FUND


                                                                                        Year ended August 31,
                                                             ---------------------------------------------------------------
                                                                            1997                                1996
                                                             -------------------------------------      --------------------
                                                             Class A      Class B      Class C (a)      Class A      Class B
  Net asset value --
  Beginning of period ($)                                     6.370        6.370          6.590          6.550        6.550
------------------------------------------------------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS ($):

  Net investment income                                       0.393        0.344          0.032          0.390        0.341
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     0.145        0.145         (0.082)        (0.161)      (0.161)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            0.538        0.489         (0.050)         0.229        0.180
====================================================================================================================================
  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):

  From net investment income                                 (0.398)      (0.349)        (0.030)        (0.391)      (0.344)
------------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                            ---          ---            ---         (0.018)      (0.016)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders               (0.398)      (0.349)        (0.030)        (0.409)      (0.360)
====================================================================================================================================
  Net asset value--
  End of period ($)                                           6.510        6.510          6.510          6.370        6.370
------------------------------------------------------------------------------------------------------------------------------------
  Total return (%) (b)                                         8.64         7.83          (0.77)(c)       3.51         2.74
====================================================================================================================================

  RATIOS TO AVERAGE NET ASSETS (%):

  Expenses (d)                                                 1.13         1.88           1.78(e)        1.11         1.86
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                    6.43         5.68           5.85(e)        6.45         5.70
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover (%)                                         61           61             61            123          123
------------------------------------------------------------------------------------------------------------------------------------
  Net assets at end of period (in millions) ($)                 731          461               (f)         921          572



(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.



(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(c)  Not annualized.



(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.



(e)  Annualized



(f)  Rounds to less than one million

FINANCIAL HIGHLIGHTS




LIBERTY FEDERAL SECURITIES FUND



                                                                             Year ended August 31,
                                                   -------------------------------------------------------------------------------
                                                                  2000                                     1999
                                                   ----------------------------------        -------------------------------------

                                                   Class A      Class B      Class C         Class A      Class B      Class C
  Net asset value --
  Beginning of period ($)                           10.140       10.140       10.140          11.080       11.080       11.080
-----------------------------------------------------------------------------------------------------------------------------------

  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ($):

  Net investment income                              0.744(a)     0.669(a)     0.684(a)(b)     0.703        0.621        0.637(c)
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           (0.142)      (0.142)      (0.142)         (0.969)      (0.969)      (0.969)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.602        0.527        0.542          (0.266)      (0.348)      (0.332)
===================================================================================================================================

  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):

  From net investment income                        (0.682)      (0.611)      (0.626)         (0.674)      (0.592)      (0.608)
-----------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                (0.030)      (0.027)      (0.027)            ---          ---          ---
  Return of capital                                 (0.010)      (0.009)      (0.009)            ---          ---          ---
  Total Distributions Declared to
  Shareholders                                      (0.722)      (0.647)      (0.662)            ---          ---          ---

  Net asset value --
  End of period ($)                                 10.020       10.020       10.020          10.140       10.140    10.140
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (%) (e)                                6.23         5.44         5.60(f)        (2.56)       (3.30)   (3.15)(f)
===================================================================================================================================

  RATIOS TO AVERAGE NET ASSETS (%):

  Expenses (g)                                        1.17         1.92         1.77(b)         1.15         1.90     1.79(c)
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (g)                           6.87         6.12         6.27(b)         6.58         5.83     5.98(c)
-----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover (%)                                96           96           96              42           42        42
-----------------------------------------------------------------------------------------------------------------------------------
  Net assets at end of period (000) ($)                583           54            4             682           72         5



                                                    Year ended August 31,
                                                ------------------------------
                                                            1998

                                                Class A    Class B    Class C
  Net asset value --
  Beginning of period ($)                        10.520     10.520     10.520
--------------------------------------------------------------------------------

  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ($):

  Net investment income                           0.708      0.625      0.642(d)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         0.530      0.530      0.530
--------------------------------------------------------------------------------
  Total from Investment Operations                1.238      1.155      1.172
================================================================================

  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):

  From net investment income                     (0.678)    (0.595)    (0.612)
--------------------------------------------------------------------------------
  In excess of net investment income                ---        ---        ---
  Return of capital                                 ---        ---        ---
  Total Distributions Declared to
  Shareholders                                      ---        ---        ---

  Net asset value --
  End of period ($)                              11.080     11.080     11.080
--------------------------------------------------------------------------------
  Total return (%) (e)                            12.11      11.26      11.43(f)
================================================================================
                                                   1.14       1.89       1.74(d)
  RATIOS TO AVERAGE NET ASSETS (%):

  Expenses (g)
--------------------------------------------------------------------------------
  Net investment income (g)                        6.49       5.74       5.89(d)
--------------------------------------------------------------------------------
  Portfolio turnover (%)                            356        356        356
--------------------------------------------------------------------------------
  Net assets at end of period (000) ($)             821         72          1




(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.



(b) Net of fees waived by the distributor which amounted to $0.015 per share and 0.15%.



(c) Net of fees waived by the distributor which amounted to $0.013 per share and 0.15%.



(d) Net of fees waived by the distributor which amounted to $0.017 per share and 0.15%.



(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f) Had the distributor not waived a portion of expenses, total return would have been reduced.



(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS




LIBERTY FEDERAL SECURITIES FUND

                                                                                          Year ended October 31,
                                                                ----------------------------------------------------------------
                                                                               1997(a)                               1996
                                                                ---------------------------------------      -------------------
                                                                Class A        Class B       Class C(b)      Class A     Class B
  Net asset value --
  Beginning of period ($)                                        10.530         10.530         10.710         10.830      10.830
-----------------------------------------------------------------------------------------------------------------------------------

  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ($):

  Net investment income                                           0.580          0.515          0.058          0.696       0.617
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                        (0.038)        (0.038)        (0.198)        (0.300)     (0.300)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                0.542          0.477         (0.140)         0.396       0.317
-----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):

  From net investment income                                     (0.552)        (0.487)        (0.050)        (0.684)     (0.606)
-----------------------------------------------------------------------------------------------------------------------------------
  From net realized gains                                           ---            ---            ---            ---         ---
-----------------------------------------------------------------------------------------------------------------------------------
  From capital paid in                                              ---            ---            ---         (0.012)     (0.011)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                                                   (0.552)        (0.487)        (0.050)        (0.696)     (0.617)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value--
  End of period ($)                                              10.520         10.520         10.520         10.530      10.530
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (%) (c)                                             5.31(d)        4.66(d)       (1.31)(d)       3.88        3.11
-----------------------------------------------------------------------------------------------------------------------------------

  RATIOS TO AVERAGE NET ASSETS (%):

  Expenses                                                         1.19(e)(f)     1.94(e)(f)     1.82(e)(f)     1.18(e)     1.93(e)
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                            6.71(e)(f)     5.96(e)(f)     6.55(e)(f)     6.62(e)     5.87(e)
-----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover (%)                                             79(d)          79(d)          79(d)         125         125
-----------------------------------------------------------------------------------------------------------------------------------
  Net assets at end of period (000) ($)                             888             64               (g)       1,026          73

                                                         Year ended October 31,
                                                        ------------------------
                                                                 1995
                                                        Class A        Class B
  Net asset value --
  Beginning of period ($)                                 9.950          9.950
--------------------------------------------------------------------------------

  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ($):

  Net investment income                                   0.710          0.633
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                 0.907          0.907
--------------------------------------------------------------------------------
  Total from Investment Operations                        1.617          1.540
--------------------------------------------------------------------------------

  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):

  From net investment income                             (0.709)         (0.632)
--------------------------------------------------------------------------------
  From net realized gains                                (0.028)         (0.028)
--------------------------------------------------------------------------------
  From capital paid in                                      ---             ---
--------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                                           (0.737)         (0.660)
--------------------------------------------------------------------------------
  Net asset value--
  End of period ($)                                      10.830          10.830
--------------------------------------------------------------------------------
  Total return (%) (c)                                    16.82           15.96
--------------------------------------------------------------------------------

  RATIOS TO AVERAGE NET ASSETS (%):

  Expenses                                                 1.17            1.92
--------------------------------------------------------------------------------
  Net investment income                                    7.04            6.29
--------------------------------------------------------------------------------
  Portfolio turnover (%)                                    171             171
--------------------------------------------------------------------------------
  Net assets at end of period (000) ($)                   1,201              79



(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.



(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.


(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.


(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.



(f)  Annualized.



(g)  Rounds to less than one million.

NOTES



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                                                                              35

NOTES



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                                                                              36

NOTES



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                                                                              37

FOR MORE INFORMATION
--------------------------------------------------------------------------------
You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBERS:

Liberty Funds Trust II (formerly Colonial Trust II): 811-3009

- Liberty Intermediate Government Fund (formerly Colonial Intermediate U.S. Government Fund)


Liberty Funds Trust III (formerly Colonial Trust III): 811-0881


- Liberty Federal Securities Fund (formerly Colonial Federal Securities Fund)


                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com



[JOB CODE]

LIBERTY INTERMEDIATE GOVERNMENT FUND    PROSPECTUS, JANUARY 1, 2001


CLASS Z SHARES

Advised by Colonial Management Associates, Inc.





Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




TABLE OF CONTENTS


THE FUND                                      2
------------------------------------------------
Investment Goals ....................         2
Principal Investment Strategies .....         2
Principal Investment Risks ..........         2
Performance History .................         4
Your Expenses .......................         5

YOUR ACCOUNT ........................         6
------------------------------------------------
How to Buy Shares ...................         6
Eligible Investors ..................         7
Sales Charges .......................         9
How to Exchange Shares ..............         9
How to Sell Shares ..................         9
Fund Policy on Trading of Fund Shares        11
Other Information About Your Account         11

MANAGING THE FUND ...................        14
------------------------------------------------
Investment Advisor ..................        14
Portfolio Managers ..................        14

OTHER INVESTMENT
STRATEGIES AND RISKS ................        15
------------------------------------------------
FINANCIAL HIGHLIGHTS ................        16
------------------------------------------------




Not FDIC     May Lose Value
Insured    No Bank Guarantee

THE FUND


UNDERSTANDING DURATION

Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates.


The advisor uses duration management to control some of the potential risk of investing in the Fund. The chart below shows the Fund's duration range compared to another Liberty fund.



                                    DURATION

                                    [BAR CHART]


                                                      DURATION RANGE (YEARS)

Liberty Intermediate Government Fund                   2.5 - 7 years

Liberty Federal Securities Fund                        4.5 - 10 years







A prospectus for Liberty Federal Securities Fund is available from the distributor by calling 1-800-426-3750.



INVESTMENT GOALS

The Fund seeks as high a level of current income and total return as is consistent with prudent risk.


PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests primarily in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has wide flexibility to vary its allocation among different types of U.S. government securities based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

The Fund generally maintains a duration of greater than two and a half years and less than seven years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."



PRINCIPAL INVESTMENT RISKS



The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.



Management risk means that the advisor's investment selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.


Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with larger durations.

                                                                              --

THE FUND


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                                              --

THE FUND

UNDERSTANDING PERFORMANCE


Calendar year total returns show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



Average annual total returns are a measure of the Fund's performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows Class A share returns with sales charges.



The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Index), an unmanaged index that tracks the performance of intermediate U.S. government securities. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Intermediate U.S. Government Fund category (Lipper Average). The Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.



PERFORMANCE HISTORY


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. As with all mutual funds, past performance does not predict the Fund's future performance.



CALENDER YEAR TOTAL RETURNS (CLASS A)(1)

                                  [BAR CHART]

                           1990                           9.68%
                           1991                          11.10%
                           1992                           5.04%
                           1993                           5.66%
                           1994                          -1.78%
                           1995                          14.93%
                           1996                           2.82%
                           1997                           8.34%
                           1998                           8.15%
                           1999                          -2.16%



The Fund's year-to-date total return through September 30, 2000 was +5.48%.



For period shown in bar chart:
Best quarter: 3rd quarter 1998, +5.10%
Worst quarter: 1st quarter 1994, -1.91%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999


                                1 Year             5 Years           10 Years
Class A (%)                     -6.81               5.23               5.53
------------------------------------------------------------------------------
Lehman Index (%)                 0.49               6.93               7.10
------------------------------------------------------------------------------
Lipper Average (%)              -1.69               6.36               6.44





(1) Because the Class Z shares have not completed a full calendar year, the bar chart shown is for Class A shares, the oldest existing fund class. Class A shares are not offered in this prospectus. Class Z shares would have substantially similar annual returns because they are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses.







                                                                              --

THE FUND

UNDERSTANDING EXPENSES






Annual Fund Operating Expenses are deducted from the Fund. They include management fees and administrative costs including pricing and custody services.


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain
  the same

- Assumes reinvestment of all dividends and distributions



YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
---------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)                            0.00
---------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                                            (3)



ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee (%)                                                       0.60
---------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
---------------------------------------------------------------------------------
Other expenses (%)                                                       0.35
---------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                 0.95



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


1 Year           3 Years         5 Years         10 Years
 $97              $304             $528           $1,171



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(3)    There is a $7.50 charge for wiring sale proceeds to your bank.




                                                                              --

YOUR ACCOUNT












HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


Method                  Instructions
Through your            Your financial advisor can help you establish your account and
financial advisor       buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.


By check                For new accounts, send a completed application and check made
(new account)           payable to the Fund to the transfer agent, Liberty Funds
                        Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.


By check                For existing accounts, fill out and return the additional
(existing account)      investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                        Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.


By exchange             You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class or
                        Class A of the Fund at no additional cost.  There may be an additional charge if exchanging from a money market fund.  To exchange by telephone, call
                        1-800-422-3737.


By wire You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.


By electronic           You may purchase shares by electronically transferring money
funds transfer          from your bank account to your fund account by calling
                        1-800-422-3737. Electronic funds transfers may take up to
                        two business days to settle and be considered in "good
                        form." You must set up this feature prior to your
                        telephone request. Be sure to complete the appropriate
                        section of the application.


Automatic               You can make monthly or quarterly investments automatically
investment plan         from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                        transfer. Be sure to complete the appropriate section of
                        the application for this feature.


By dividend             You may automatically invest dividends distributed by one fund
diversification         into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                        1-800-345-6611.








                                                                              --

YOUR ACCOUNT


ELIGIBLE INVESTORS



Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:



$1,000 minimum initial investment



- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;



- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and



- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.



$100,000 minimum initial investment



- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;



- any insurance company, trust company or bank purchasing shares for its own account;



-      any endowment, investment company or foundation; and



- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.



No minimum initial investment



- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer; and



- any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over.



                                                                              --

YOUR ACCOUNT


The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.




                                                                              --

YOUR ACCOUNT

CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS Z.


The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


SALES CHARGES


Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.


HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.



                                                                              --

YOUR ACCOUNT


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.



OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                   INSTRUCTIONS
Through your             You may call your financial advisor to place your sell order.
financial advisor        To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                         of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------------------
By exchange              You or your financial advisor may sell shares by
                         exchanging from the Fund into Class Z shares or Class A
                         shares of another fund at no additional cost. To exchange
                         by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------------------
By telephone             You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                         calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                         1-800-345-6611.
--------------------------------------------------------------------------------------------
By mail                  You may send a signed letter of instruction to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                         Mail your letter of instruction to Liberty Funds Services,
                         Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------------------
By wire                  You may sell shares and request that the proceeds be
                         wired to your bank. You must set up this feature prior to
                         your telephone request. Be sure to complete the
                         appropriate section of the account application for this
                         feature.
--------------------------------------------------------------------------------------------
By systematic            You may automatically sell a specified dollar amount or
withdrawal plan          percentage of your account on a monthly, quarterly or
                         semi-annual basis and have the proceeds sent to you if
                         your account balance is at least $5,000. This feature is
                         not available if you hold your shares in certificate form.
                         All dividend and capital gains distributions must be
                         reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------------------
By electronic            You may sell shares and request that the proceeds be
funds transfer           electronically transferred to your bank.  Proceeds may take up to two business days
                         to be received by your bank. You must set up this feature
                         prior to your request. Be sure to complete the appropriate section of the account application for this feature.



                                                                              --

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES



The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.



                                                                              --

YOUR ACCOUNT

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS


Dividend          Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains     Represents net long-term capital gains on sales of
                  securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS


Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options)


- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.












                                                                              --

YOUR ACCOUNT

TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal

MANAGING THE FUND



INVESTMENT ADVISOR


Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. In its duties as investment advisor, Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of November 30, 2000, Colonial managed over $14 billion in assets.


Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.


For the 2000 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.60% of average daily net assets of the Fund.


PORTFOLIO MANAGERS


LESLIE W. FINNEMORE, a senior vice president of Colonial, is the lead manager for the Fund and has managed the Fund since it commenced operations in 1987. Since 1987, she has served as a manager or co-manager of various other Colonial taxable income funds.



ANN T. PETERSON, a vice president of Colonial, is a co-manager for the Fund. Since 1993, she has served as a manager or co-manager of various other Colonial taxable income funds.



MICHAEL BISSONNETTE, a senior vice president of Colonial, is a co-manager for the Fund and has co-managed the Fund since September, 2000. Prior to joining Colonial, Mr. Bissonnette was a portfolio manager for APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.



                                                                              --

OTHER INVESTMENT STRATEGIES AND RISKS



UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS



The Fund's principal investment strategies and its risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.



The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.


Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.


The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change any of the Fund's investment goals or investment strategies.


DERIVATIVE STRATEGIES


The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS

When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.


TEMPORARY DEFENSIVE STRATEGIES


At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.



                                                                              --

OTHER INVESTMENT STRATEGIES & RISKS








                                                                              --

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the period January 29, 1999 (inception date) to August 31, 2000, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                     Period ended August 31,
                                                      2000          1999

                                                     Class Z      Class Z(b)
NET ASSET VALUE--
Beginning of period ($)                               6.320(a)       6.760
--------------------------------------------------------------------------------
Income from Investment Operations ($):

Net investment income                                 0.411(a)        0.224
--------------------------------------------------------------------------------
Net realized and unrealized loss                     (0.045)         (0.435)
--------------------------------------------------------------------------------
Total from Investment Operations                      0.366          (0.211)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                           (0.394)         (0.229)
--------------------------------------------------------------------------------
In excess of net investment income                   (0.005)            ---
Return of capital                                    (0.007)            ---
Total Distributions Declared to
Shareholders                                         (0.406)            ---
Net asset value--
End of period ($)                                     6.280           6.320
--------------------------------------------------------------------------------
Total return (%) (c)                                   6.03           (3.31)(d)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

Expenses (e)                                           0.95            0.92(f)
--------------------------------------------------------------------------------
Net investment income (e)                              6.60            6.35(f)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                   84              62
--------------------------------------------------------------------------------
Net assets at end of period (in millions)($)              6               7
--------------------------------------------------------------------------------



(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.



(b) Class Z shares were initially offered on January 29, 1999. Per share data reflects activity from that data.


(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)    Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)    Annualized.


                                                                              --

NOTES


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                                                                              --

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


Investment Company Act file number:

Liberty Funds Trust II (formerly Colonial Trust II): 811-3009


- Liberty Intermediate Government Fund (formerly Colonial Intermediate U.S. Government Fund)



                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com



[Job Code]

LIBERTY SHORT-TERM GOVERNMENT FUND                   PROSPECTUS, JANUARY 1, 2001


CLASS A, B AND C SHARES


Advised by Colonial Management Associates, Inc.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS


THE FUND ..............................     2
---------------------------------------------
Investment Goal........................     2

Principal Investment Strategies........     2

Principal Investment Risks.............     2

Performance History....................     4

Your Expenses..........................     5

YOUR ACCOUNT ..........................    14
---------------------------------------------

How to Buy Shares......................    14

Sales Charges..........................    15

How to Exchange Shares.................    19

How to Sell Shares.....................    19

Fund Policy on Trading of Fund Shares..    13

Distribution and Service Fees..........    13

Other Information About Your Account...    14

MANAGING THE FUND .....................    17
---------------------------------------------

Investment Advisor.....................    17

Portfolio Managers.....................    17
---------------------------------------------

OTHER INVESTMENT
STRATEGIES AND RISKS ..................    18
---------------------------------------------

FINANCIAL HIGHLIGHTS ..................    19
---------------------------------------------


Not FDIC                May Lose Value
Insured                 No Bank Guarantee

THE FUND                                     LIBERTY SHORT-TERM GOVERNMENT FUND


UNDERSTANDING DURATION

DURATION is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates.


The advisor uses duration management to control some of the potential risk of investing in the Fund. The chart below shows the Fund's duration range compared to other Liberty Government funds.

DURATION

[DURATION BAR GRAPH]

                                             DURATION RANGE (YEARS)

[] Liberty Short-Term Government Fund          [TO COME]

[] Liberty Intermediate Government Fund        [TO COME]

[] Liberty Federal Securities Fund             [TO COME]



INVESTMENT GOAL
The Fund seeks as high a level of current income as is consistent with very low price volatility.



PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its goal of low volatility by maintaining an average weighted duration of less than three years. As a result, the Fund's holdings generally have relatively short average lives. The advisor may vary the Fund's duration within this three-year range, depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Under normal market conditions, the Fund invests primarily in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has wide flexibility to vary its allocation among different types of U.S. government securities based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."




PRINCIPAL INVESTMENT RISKS
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goal. It is possible to lose money by investing in the Fund.



Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may decline. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.



Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUND



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND


UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year, five-year and the life of the Fund periods. They include the effects of Fund expenses. The table shows each class's returns with sales charges.



The Fund's returns are compared to the Lehman Brothers U.S. Government Bond (1-3 year) Index (Lehman Index), an unmanaged index that tracks the performance of short-term U.S. Government securities. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Short U.S. Government Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.




PERFORMANCE HISTORY
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.


  CALENDAR YEAR TOTAL RETURNS (CLASS A)

  [BAR CHART]


YEAR
1990
1991
1992
1993                3.94%
1994                0.83%
1995                9.70%
1996                5.31%
1997                6.80%
1998                5.95%
1999                1.80%



The Fund's year-to-date total return through September 30, 2000 was +4.43%.



For period shown in bar chart:
Best quarter: 1st quarter 1995, +3.49%
Worst quarter: 2nd quarter 1994, -0.30%



  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 1999


                                    1 YEAR        5 YEARS       LIFE OF THE FUND
Class A (%)                         -1.51           5.18             4.29
--------------------------------------------------------------------------------
Class B (%)                         -2.73           5.20             4.12(1)
--------------------------------------------------------------------------------
Class C (%)                          0.63           5.67(1)          4.62(1)
--------------------------------------------------------------------------------
Lehman Index (%)                     2.96           6.48             5.28(2)
--------------------------------------------------------------------------------
Lipper Average (%)                   2.48           5.62             4.61(2)



(1) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on October 1, 1992, Class B shares were initially offered on February 1, 1993, and Class C shares were initially offered on January 4, 1995.


(2) Performance information is from September 30, 1992.

THE FUND

UNDERSTANDING EXPENSES


SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.



ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-   $10,000 initial investment

-   5% total return for each year

-   Fund operating expenses remain the same

-   Assumes reinvestment of all dividends and distributions


-   Assumes Class B shares convert to Class A shares after eight years



YOUR EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


  SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                       CLASS A    CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                 3.25        0.00       0.00
-------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser of
purchase price or redemption price)                     1.00(4)     4.00       1.00
-------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                                 (5)        (5)         (5)
-------------------------------------------------------------------------------------


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                     CLASS A     CLASS B     CLASS C
Management fee(6)(%)                                   0.55        0.55        0.55
------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)              0.20        0.85        0.40
------------------------------------------------------------------------------------
Other expenses(6) (%)                                  0.69        0.69        0.69
------------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)            1.44        2.09        1.64


  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


 CLASS                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Class A                                   $467        $766       $1,086      $1,993
 ------------------------------------------------------------------------------------
 Class B: did not sell your shares         $212        $655       $1,124      $2,255

          sold all your shares at
          the end of the period            $612        $855       $1,124      $2,255
 ------------------------------------------------------------------------------------
 Class C: did not sell your shares         $167        $517        $892       $1,944

          sold all your shares at
          the end of the period            $267        $517        $892       $1,944


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.

(6) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60%. As a result, the actual management fee for each share class would be 0.00%, other expenses for each share class would be 0.60% and total annual fund operating expenses for Class A, B and C shares would be 0.80%, 1.45% and 1.00%, respectively. This arrangement may be terminated by the advisor at any time.

                                  YOUR ACCOUNT


INVESTMENT MINIMUMS



Initial Investment.............         $1,000
Subsequent Investments............         $50
Automatic Investment Plan*........         $50
Retirement Plans*.................         $25



*   The initial investment minimum of $1,000 is waived on this plan.



The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.



HOW TO BUY SHARES
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


 METHOD               INSTRUCTIONS
 Through your         Your financial advisor can help you establish your account and
 financial advisor    buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
 -------------------------------------------------------------------------------------
 By check             For new accounts, send a completed application and check made
 (new account)        payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
 -------------------------------------------------------------------------------------
 By check             For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
 -------------------------------------------------------------------------------------
 By exchange          You or your financial advisor may acquire shares by
                      exchanging shares you own in one fund for shares of the
                      same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                      fund. To exchange by telephone, call 1-800-422-3737.
 -------------------------------------------------------------------------------------
 By wire              You may purchase shares by wiring money from your bank
                      account to your fund account. To wire funds to your
                      fund account, call 1-800-422-3737 to obtain a control
                      number and the wiring instructions.
 -------------------------------------------------------------------------------------
 By electronic        You may purchase shares by electronically transferring money
 funds transfer       from your bank account to your fund account by calling
                      1-800-422-3737. Electronic funds transfers may take up to
                      two business days to settle and be considered in "good
                      form". You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the application.
 -------------------------------------------------------------------------------------
 Automatic            You can make monthly or quarterly investments automatically
 investment plan      from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                      transfer . Be sure to complete the appropriate section of
                      the application for this feature.
 -------------------------------------------------------------------------------------
 By dividend          You may automatically invest dividends distributed by one fund
 diversification      into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                      1-800-345-6611.

YOUR ACCOUNT


CHOOSING A SHARE CLASS


The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.




SALES CHARGES
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.



CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.




  CLASS A SALES CHARGES



                                                                             % OF
                                                                           OFFERING
                                              AS A % OF                      PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                              PRICE       INVESTMENT   ADVISOR FIRM
Less than $100,000                              3.25           3.36          3.00
---------------------------------------------------------------------------------------
$100,000 to less than $250,000                  2.50           2.56          2.25
---------------------------------------------------------------------------------------
$250,000 to less than $500,000                  2.00           2.04          1.75
---------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                1.50           1.52          1.25
---------------------------------------------------------------------------------------
$1,000,000 or more                              0.00           0.00          0.00



Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.




(18)

YOUR ACCOUNT



UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES



Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.




For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


  PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                           COMMISSION %
First $3 million                                               1.00
------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
------------------------------------------------------------------------------
$25 million or more                                            0.25
------------------------------------------------------------------------------



The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.



For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.



REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

YOUR ACCOUNT



PURCHASES OF LESS THAN $250,000:



  CLASS B SALES CHARGES


                                                               % DEDUCTED WHEN
      HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
      Through first year                                             4.00
      ------------------------------------------------------------------------
      Through second year                                            3.00
      ------------------------------------------------------------------------
      Through third year                                             2.00
      ------------------------------------------------------------------------
      Through fourth year                                            1.00
      ------------------------------------------------------------------------
      Longer than four years                                         0.00


Commission to financial advisors is 3.00%.
Automatic conversion to Class A shares is eight years after purchase.



You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.



PURCHASES OF $250,000 TO LESS THAN $500,000:




  CLASS B SALES CHARGES



                                                               % DEDUCTED WHEN
      HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
      Through first year                                             3.00
      ------------------------------------------------------------------------
      Through second year                                            2.00
      ------------------------------------------------------------------------
      Through third year                                             1.00
      ------------------------------------------------------------------------
      Longer than three years                                        0.00


Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.

YOUR ACCOUNT


PURCHASES OF $500,000 TO LESS THAN $1 MILLION:



  CLASS B SALES CHARGES



                                                               % DEDUCTED WHEN
      HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
      Through first year                                             3.00
      ------------------------------------------------------------------------
      Through second year                                            2.00
      ------------------------------------------------------------------------
      Through third year                                             1.00


Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.



CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.




  CLASS C SALES CHARGES


YEARS AFTER PURCHASE                              % DEDUCTED WHEN SHARES ARE SOLD

Through first year                                             1.00
---------------------------------------------------------------------------------
Longer than one year                                           0.00

YOUR ACCOUNT



HOW TO EXCHANGE SHARES
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase, and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.




HOW TO SELL SHARES
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.



The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How To Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


 METHOD               INSTRUCTIONS
 Through your         You may call your financial advisor to place your sell order.
 financial advisor    To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                      of the NYSE, usually 4:00 p.m. Eastern time.
 --------------------------------------------------------------------------------------
 By exchange          You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.
 --------------------------------------------------------------------------------------
 By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                      1-800-345-6611.
 --------------------------------------------------------------------------------------
 By mail              You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.
                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
 --------------------------------------------------------------------------------------
 By wire              You may sell shares and request that the proceeds be
                      wired to your bank. You must set up this feature prior to
                      your telephone request. Be sure to complete the
                      appropriate section of the account application for this
                      feature.
 --------------------------------------------------------------------------------------
 By systematic        You may automatically sell a specified dollar amount or
 withdrawal plan      percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
 --------------------------------------------------------------------------------------
 By electronic        You may sell shares and request that the proceeds be
 funds transfer       electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to
                      complete the appropriate section of the account
                      application for this feature.

YOUR ACCOUNT



FUND POLICY ON TRADING OF FUND SHARES
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.




DISTRIBUTION AND SERVICE FEES
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.20% for each of Class A and Class B shares and 0.25% for Class C shares. The annual distribution fee may equal up to 0.00% for Class A shares, 0.65% for Class B shares and 0.15% for Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT



OTHER INFORMATION ABOUT YOUR ACCOUNT
HOW A FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.



The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.



ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. Each Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.




DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:



  TYPES OF DISTRIBUTIONS


 Dividend             Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
 ------------------------------------------------------------------------------
 Capital gains        Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains which are gains on sales of securities held
                      for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.



  DISTRIBUTION OPTIONS


 Reinvest all distributions in additional shares of your current fund
 ---------------------------------------------------------------------------
 Reinvest all distributions in shares of another fund
 ---------------------------------------------------------------------------
 Receive dividends in cash (see options below) and reinvest capital gains
 ---------------------------------------------------------------------------
 Receive all distributions in cash (with one of the following options):


-   send the check to your address of record
-   send the check to a third party address
-   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT

TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                               MANAGING THE FUNDS



INVESTMENT ADVISOR

Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111-2621, is the Fund's investment advisor. In its duties as investment advisor, Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of November 30, 2000, Colonial managed over $14 billion in assets.



Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.



For the 2000 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.00% of average daily net assets of the Fund.


PORTFOLIO MANAGERS

LESLIE W. FINNEMORE, a senior vice president of Colonial, is a co-manager for the Fund and has co-managed the Fund since July, 1999. Since 1987, she has served as a manager or co-manager of various other Colonial taxable income funds.



ANN T. PETERSON, a vice president of Colonial, is the lead portfolio manager for the Fund. Since 1993, Ms. Peterson has served as a manager or co-manager of various other Colonial taxable income funds.



MICHAEL BISSONNETTE, a senior vice president of Colonial, is co-manager for the Fund. Prior to joining Colonial, Mr. Bissonnette was a portfolio manager for APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.

                      OTHER INVESTMENT STRATEGIES AND RISKS



UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS



The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.



The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.


Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.



The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by a Fund's shareholders is not required to modify or change any of the Fund's investment goal or investment strategies.


DERIVATIVE STRATEGIES `

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.



WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS

When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.



TEMPORARY DEFENSIVE STRATEGIES

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

Other Investment Strategies and Risks

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.



 THE FUND


                                                                              Year ended August 31,
                                                        2000                           1999                       1998
                                            -----------------------------    -------------------------  -------------------------
                                            Class A    Class B    Class C    Class A  Class B  Class C  Class A  Class B  Class C
                                            -------    -------    -------    -------  -------  -------  -------  -------  -------
  Net asset value  --
  Beginning of period ($)                    9.720      9.720      9.720     10.000   10.000   10.000    9.920    9.920    9.920
-----------------------------------------------------------------------------------------------------------------------------------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS
  ($):

  Net investment income (a)                  0.612(b)   0.549(b)   0.593(b)   0.482    0.417    0.462    0.529    0.462    0.508
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   (0.098)    (0.098)    (0.098)    (0.278)  (0.278)  (0.278)   0.113    0.113    0.113
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations           0.514      0.451      0.495      0.204    0.139    0.184    0.642    0.575    0.621
-----------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS ($):

  From net investment income                (0.564)    (0.501)    (0.545)    (0.470)  (0.406)  (0.451)  (0.541)  (0.476)  (0.521)
-----------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income            --         --         --     (0.009)  (0.008)  (0.008)  (0.021)  (0.019)  (0.020)
-----------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gains               --         --         --     (0.005)  (0.005)  (0.005)      --       --       --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                              (0.564)    (0.501)    (0.545)    (0.484)  (0.419)  (0.464)  (0.562)  (0.495)  (0.541)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value  --
  End of period ($)                          9.670      9.670      9.670      9.720    9.720    9.720   10.000   10.000   10.000
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (%) (c)(d)                     5.45       4.77       5.24      2.05     1.39     1.85     6.64     5.93      6.41
-----------------------------------------------------------------------------------------------------------------------------------

  RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (e)                                0.80       1.45       1.00      0.80     1.45     1.00     0.70     1.35      0.90
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (e)                   6.34       5.69       6.14      4.87     4.22     4.67     5.37     4.72      5.17
-----------------------------------------------------------------------------------------------------------------------------------
  Fees and expenses waived or
  borne by the advisor (e)                    0.64       0.64       0.64      0.69     0.69     0.69     1.10     1.10      1.10
-----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover (%)                       171        171        171       112      112      112      183      183       183
-----------------------------------------------------------------------------------------------------------------------------------
  Net assets at end of period (000) ($)     10,549      7,854      4,250    11,750    8,198    5,203    7,284    7,543     1,937
-----------------------------------------------------------------------------------------------------------------------------------
  (a) Net of fees and expenses waived
      or borne by the advisor which
      amounted to ($):                       0.062      0.062      0.062     0.069    0.069    0.069    0.110    0.110     0.110



(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.



(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.


(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 THE FUND



                                                                                        Year ended August 31,
                                                                   ---------------------------------------------------------------
                                                                               1997                              1996
                                                                   -----------------------------    ------------------------------
                                                                   Class A    Class B    Class C    Class A     Class B    Class C
                                                                   -------    -------    -------    -------     -------    -------
  Net asset value --
  Beginning of period ($)                                           9.820      9.820      9.820      9.850       9.850      9.850
-----------------------------------------------------------------------------------------------------------------------------------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS ($):

  Net investment income (a)                                         0.561      0.497      0.542      0.568       0.504      0.549
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                           0.090      0.090      0.090     (0.032)     (0.032)    (0.032)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  0.651      0.587      0.632      0.536       0.472      0.517
-----------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):

  From net investment income                                       (0.551)    (0.487)    (0.532)    (0.566)     (0.502)    (0.547)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value--
  End of period ($)                                                 9.920      9.920      9.920      9.820       9.820      9.820
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (%) (b)(c)                                            6.79      6.11        6.59       5.57        4.89      5.36
-----------------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (d)                                                       0.50      1.15        0.70       0.50        1.15      0.70
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                          5.64      4.99        5.44       5.99        5.34      5.79
-----------------------------------------------------------------------------------------------------------------------------------
  Fees and expenses waived or
  borne by the advisor (d)                                           1.76      1.76        1.76       1.48        1.48      1.48
-----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover (%)                                               73        73          73         51          51        51
-----------------------------------------------------------------------------------------------------------------------------------
  Net assets at end of period (000) ($)                             6,858     4,233         575      6,136       4,004       461
-----------------------------------------------------------------------------------------------------------------------------------
  (a) Net of fees and expenses waived or
      borne by the advisor which amounted to
  ($):                                                              0.169     0.169       0.169      0.136       0.136      0.136






(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(c) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.






(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                      NOTES

FOR MORE INFORMATION
You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.



You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.



You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
 www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.



INVESTMENT COMPANY ACT FILE NUMBERS:


Liberty Funds Trust II (formerly Colonial Trust II): 811-3009
- Liberty Short-Term Government Fund (formerly Colonial Short-Term Duration U.S. Government Fund)




                        [LIBERTY FUNDS LOGO]

Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com



[Job Code]

                    LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND
                       LIBERTY NEWPORT GREATER CHINA FUND
                        SERIES OF LIBERTY FUNDS TRUST II
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2001



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Newport Japan Opportunities Fund and Liberty Newport Greater China Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Funds dated January 1, 2001. This SAI should be read together with a Prospectus and each Fund's most recent Annual Report dated August 31, 2000. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Auditors appearing in each Fund's August 31, 2000 Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS


         PART 1                                                                    PAGE

         Definitions                                                                 b
         Organization and History                                                    b
         Investment Objectives and Policies                                          b
         Fundamental Investment Policies                                             c
         Other Investment Policies                                                   c
         Fund Charges and Expenses                                                   d
         Investment Performance                                                      l
         Custodian                                                                   n
         Independent Accountants/Auditors                                            n
         Management of the Funds                                                     n

         PART 2

         Miscellaneous Investment Practices                                           1
         Taxes                                                                       11
         Management of the Funds                                                     14
         Determination of Net Asset Value                                            20
         How to Buy Shares                                                           21
         Special Purchase Programs/Investor Services                                 21
         Programs for Reducing or Eliminating Sales Charges                          23
         How to Sell Shares                                                          25
         Distributions                                                               26
         How to Exchange Shares                                                      26
         Suspension of Redemptions                                                   27
         Shareholder Liability                                                       27
         Shareholder Meetings                                                        27
         Performance Measures                                                        27
         Appendix I                                                                  30
         Appendix II                                                                 35


G-16/179E-1200

                                     PART 1


                    LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND
                       LIBERTY NEWPORT GREATER CHINA FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2001



DEFINITIONS

       "Trust"                   Liberty Funds Trust II

       "Japan Fund"              Liberty Newport Japan Opportunities Fund
       "China Fund"              Liberty Newport Greater China Fund
       "Advisor"                 Newport Fund Management, Inc., the Funds' investment advisor
       "Administrator"           Colonial Management Associates, Inc., the Funds' administrator
       "LFD"                     Liberty Funds Distributor, Inc., the Funds' distributor
       "LFS"                     Liberty Funds Service, Inc., the Funds' shareholder services and transfer agent


ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1980. The Japan Fund, a diversified series of the Trust, commenced investment operations on June 3, 1996, and the China Fund, a non-diversified series of the Trust, commenced investment operations on May 12, 1997, and each represents the entire interest in a separate series of the Trust. The China Fund's registration was declared effective by the Securities and Exchange Commission (SEC) on May 16, 1997.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the advisor, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial. Effective April 6, 2000, the Japan Fund registered with the SEC Class J and Class N shares which are offered exclusively in Japan. As of August 31, 2000, no Class J shares had been issued. Effective in 1997, the Japan Fund changed its name from Colonial Newport Japan Fund to Colonial Newport Japan Opportunities Fund. Effective December 3, 1997, the Japan Fund changed its name from Colonial Newport Japan Opportunities Fund to Newport Japan Opportunities Fund. Effective April 27, 2000, the Japan Fund changed its name from Newport Japan Opportunities Fund to its current name. Effective July 14, 2000, the China Fund changed its name from Newport Greater China Fund to its current name. Effective April 1, 1999, the Trust changed its name from Colonial Trust II to its current name.


INVESTMENT OBJECTIVES AND POLICIES


The Funds' Prospectuses describe each Fund's investment goal and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds:



       Small Companies (China Fund)

       Foreign Securities
       Repurchase Agreements
       Foreign Currency Transactions
       Futures Contracts and Related Options
       Money Market Instruments
       Options on Securities
       Other Investment Companies


Except as indicated under "Fundamental Investment Policies," the Funds' investment policies are not fundamental and the Trustees may change the policies without shareholder approval.


                                       b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of each Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.




Each Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;


4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;


5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;


7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer (Japan Fund); and


8. Not concentrate more than 25% of its total assets in any one industry or, with respect to 50% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer (China Fund).

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.       Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Funds, the Funds may invest all or a portion of their investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Funds.


Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.


In addition, the Japan Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association:

1. More than 50% of the total number of the outstanding shares of stock of any one company may not be acquired on behalf of all Funds managed by the Advisor; and

2. Borrowing may not be made if it will result in an aggregate amount of borrowing outstanding in excess of 10% of the net assets of the Fund, except in the case of a merger, etc., when this 10% may be temporarily exceeded.


                                       c

If any violation of the foregoing standards occurs, the Japan Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.

Except with respect to the Japan Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

FUND CHARGES AND EXPENSES


Under the China Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 1.15%.


Under the Japan Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.95%.

Under each Fund's administration agreement, each Fund pays the Administrator a monthly fee at the annual rate of 0.25% of its respective average daily net assets and under a separate pricing and bookkeeping agreement, each Fund pays the Administrator a monthly fee of $2,250 plus the following percentages of each Fund's average daily net assets over $50 million:


                             0.035% annually on the next $950 million
                             0.025% annually on the next $1 billion
                             0.015% annually on the next $1 billion
                             0.001% annually on the excess over $3 billion



Under the Funds' shareholders' servicing and transfer agency agreement, each Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of each Fund's respective total net assets for such month. In addition to this compensation, each Fund pays LFS the following fees:




1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS



2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



4.   The Funds' allocated share of LFS reimbursement out-of-pocket expenses.


RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS (dollars in thousands)





                                       d

                                   JAPAN FUND


                                                           Years ended August 31,
                                                           ----------------------
                                                  2000              1999              1998
                                                  ----              ----              ----
Management fee                                    $807               $200             $138
Administration fee                                 211                 52               36
Bookkeeping fee                                     39                 27               27
Shareholder services and transfer agent            200                 61               44
fee
12b-1 fees:
     Service fee (Classes A, B, C and              202                 48               32
N)(a)
     Distribution fee (Class B)                    250                 75               48
     Distribution fee (Class C)                    105                 22               19
     Distribution fee (Class N)                     53                 --               --
Fees and expenses waived or borne
     by the Advisor/Administrator                   --                (97)            (104)



(a) Class N shares were initially offered on May 15, 2000, therefore, there were no service fees attributable to Class N shares for the years ended August 31, 1999 and August 31, 1998.


                                   CHINA FUND


                                                           Years ended August 31,
                                                           ----------------------
                                                  2000              1999              1998
                                                  ----              ----              ----
Management fee                                    $797              $581              $842
Administration fee                                 173               127               183
Bookkeeping fee                                     34                28                36
Shareholder services and transfer agent            190               177               245
fee
12b-1 fees:
     Service fee (Classes A, B and C)              173               127               183
     Distribution fee (Class B)                     38                21                16
     Distribution fee (Class C)                      8                 5                 5
Fees and expenses waived or borne by
     the Advisor/Administrator                     (70)             (149)             (231)


BROKERAGE COMMISSIONS (dollars in thousands)





                                   JAPAN FUND


                                                              Years ended August 31,
                                                              ----------------------
                                                   2000                1999                1998
                                                   ----                ----                ----
Total commissions                                   $0                 $33                  $22
Directed transactions(b)                             0                   0                    0
Commissions on directed transactions                 0                   0                    0



                                       e

                                   CHINA FUND


                                                              Years ended August 31,
                                                              ----------------------
                                                   2000                1999                1998
                                                   ----                ----                ----
Total commissions                                  $152                $141                $417
Directed transactions(b)                              0                   0                   0
Commissions on directed transactions                  0                   0                   0



(b) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.


TRUSTEES AND TRUSTEES' FEES


For the fiscal year ended August 31, 2000 and the calendar year ended December 31, 1999, the Trustees received the following compensation for serving as Trustees (c):



                                                                                    Total Compensation from
                                   Aggregate                    Aggregate            the Fund Complex Paid
                            Compensation from Japan      Compensation from China    to the Trustees for the
                           Fund for the Fiscal Year     Fund for the Fiscal Year      Calendar Year Ended
Trustee                      Ended August 31, 2000        Ended August 31, 2000       December 31, 1999(d)
-------                    ------------------------     ------------------------    -----------------------

Robert J. Birnbaum(e)                 $194                         $208                      $ 97,000
Tom Bleasdale                          811(f)                      773(g)                     103,000(h)
John V. Carberry(i)(j)                 N/A                          N/A                           N/A
Lora S. Collins                        733                          700                        96,000
James E. Grinnell                      772                          736                       100,000
Richard W. Lowry                       757                          722                        97,000
Salvatore Macera                       740                          705                        95,000
William E. Mayer                       763                          729                       101,000
James L. Moody, Jr.                    776(k)                       736(l)                     91,000(m)
John J. Neuhauser                      775                          875                       101,252
Joseph R. Palombo(n)(o)                N/A                          N/A                           N/A
Thomas E. Stitzel                      740                          705                        95,000
Robert L. Sullivan(p)                  486                          505                       104,100
Anne-Lee Verville                      744(q)                       709(r)                     96,000(s)



(c) The Funds do not currently provide pension or retirement plan benefits to the Trustees.



(d) At December 31, 1999, the complex consisted of 51 open-end and 8 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 12 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT)(together, the Fund Complex).



(e)  Retired as Trustee of the Trust and the Fund Complex on December 31, 1999.





(f)  Includes $394 payable in later years as deferred compensation.



(g)  Includes $384 payable in later years as deferred compensation.



(h)  Includes $52,000 payable in later years as deferred compensation.



(i) Did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial Companies, Inc. (Liberty Financial).



(j)  Resigned as Trustee of the Trust and the Fund Complex on August 4, 2000.






(k) Total compensation of $776 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(l) Total compensation of $736 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(m) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.



(n)  Elected by the Trustees of the Fund Complex on August 23, 2000.



                                       f

(o) Does not receive compensation because he is an affiliated Trustee and employee of the Administrator.



(p)  Retired as Trustee of the Trust and the Fund Complex on April 30, 2000.






(q) Total compensation of $744 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(r) Total compensation of $709 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(s) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.



For the calendar year ended December 31, 1999, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):



                                      Total Compensation from
                              Liberty All-Star Funds for the Calendar
Trustee                           Year Ended December 31, 1999(t)
-------                       ---------------------------------------
Robert J. Birnbaum                           $25,000
John V. Carberry(u)(v)                            N/A
James E. Grinnell                              25,000
Richard W. Lowry                               25,000
William E. Mayer                               25,000
John J. Neuhauser                              25,000
Joseph R. Palombo(w)(x)                           N/A




(t) The Liberty All - Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).



(u) Did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.



(v) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000.



(w) Elected by the Trustees and Director of the Liberty All-Star Funds on October 25, 2000.



(x) Does not receive compensation because he is an affiliated Trustee and Director and an employee of the Administrator.


OWNERSHIP OF THE FUNDS


As of record on November 30, 2000, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Funds.



As of record on November 30, 2000, the following shareholders of record owned 5% or more of one or more of each class of the Funds' outstanding shares:






                                       g

JAPAN FUND

Class A


Merrill Lynch Pierce Fenner & Smith                                                5.48%
For the Sole Benefit of its Customers
Attn.:  Fund Administration #97425
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida  32246-6484

NFSC                                                                              19.13%
Donald J. Carter
4761 Frank Luke Drive Suite 200
Addison, Texas  75001-3202



                                       h

Class B

Merrill Lynch Pierce Fenner & Smith                                                14.23%
For the Sole Benefit of its Customers
Attn.:  Fund Administration #97KF5
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida  32246-6484

Class C

Merrill Lynch Pierce Fenner & Smith                                                15.49%
For the Sole Benefit of its Customers
Attn.:  Fund Administration #97KF6
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida  32246-6484

Class J

Tokai Tokyo Securities Company LTD                                                100.00%
1-10 Nihonbashi 2 Chome
Chuo-Ku
103-0027 Tokyo
Japan

Class N

Tokai Tokyo Securities Company LTD                                                100.00%
1-10 Nihonbashi 2 Chome
Chuo-Ku
103-0027 Tokyo
Japan

Class Z

Charles Schwab & Co. Inc.                                                           5.82%
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, California  94104-4122

Mitra & Co.                                                                        78.56%
c/o Marshall & Ilsley Trust Co.
1000 N. Water Street
Milwaukee, Wisconsin  53202-6648

Thomas C. Theobald                                                                  5.68%
55 Railroad Avenue
Plaza Level
Greenwich, Connecticut  06830-6378

CHINA FUND

Class A

Charles Schwab & Co. Inc.                                                           5.99%
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, California  94104-4122

Merrill Lynch Pierce Fenner & Smith                                                16.75%
For the Sole Benefit of its Customers
Attn.:  Fund Administration #97MP5
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida  32246-6484

Class B

Merrill Lynch Pierce Fenner & Smith                                                20.31%
For the Sole Benefit of its Customers
Attn.:  Fund Administration #97SF7
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida  32246-6484

Class C

Merrill Lynch Pierce Fenner & Smith                                                21.62%
For the Sole Benefit of its Customers
Attn.:  Fund Administration #97SF8
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, Florida  32246-6484

Mesirow Financial Inc.                                                             14.68%
350 North Clark Street
Chicago, Illinois  60610-4712

Paine Webber for the Benefit of                                                     5.90%
Lena Gilbert and Sandra J. Symson
Co-Trustees
4621 White Oak Avenue
Encino, California  91316-3832

Class Z

Colonial Management Associates, Inc.                                               94.58%
Attn.:  Phil Iudice/Controller
One Financial Center, 11th Floor
Boston, Massachusetts  02111-2621



                                       j

As of record on November 30, 2000, there were the following number of record holders of each Fund:



                   Class A Shares    Class B Shares    Class C Shares    Class J Shares     Class N Shares    Class Z Shares
                   --------------    --------------    --------------    --------------     --------------    --------------

Japan Fund             1,938             2,834              860                 1                 1                 36
China Fund             5,552              597               116                N/A               N/A                5


SALES CHARGES (dollars in thousands)





                                                                        JAPAN FUND
                                                                      Class A Shares

                                                                  Years ended August 31,
                                                                  ----------------------
                                                            2000           1999           1998
                                                            ----           ----           ----
Aggregate initial sales charges on Fund share sales         $66            $238            $58
Initial sales charges retained by LFD                        66              25              9
Aggregate contingent deferred sales charge (CDSC)
   on Fund redemptions retained by LFD                        1              (y)             0



                                                                      Class B Shares

                                                                  Years ended August 31,
                                                                  ----------------------
                                                            2000           1999           1998
                                                            ----           ----           ----
Aggregate CDSC on Fund redemptions retained by LFD          $218            $58            $62



                                                                      Class C Shares

                                                                  Years ended August 31,
                                                                  ----------------------
                                                            2000           1999           1998
                                                            ----           ----           ----
Aggregate CDSC on Fund redemptions retained by LFD          $53             $3             $14



(y)  Rounds to less than one.



                                       k

                                                                        CHINA FUND
                                                                      Class A Shares


                                                                  Years ended August 31,
                                                                  ----------------------
                                                            2000           1999           1998
                                                            ----           ----           ----
Aggregate initial sales charges on Fund share sales          $12            $ 90           $228
Initial sales charges retained by LFD                         12               8             35
Aggregate CDSC on Fund redemptions retained by LFD            38             177            207



                                                                      Class B Shares


                                                                  Years ended August 31,
                                                                  ----------------------
                                                            2000           1999           1998
                                                            ----           ----           ----
Aggregate CDSC on Fund redemptions retained by LFD          $29             $13            $11



                                                                      Class C Shares


                                                                  Years ended August 31,
                                                                  ----------------------
                                                            2000           1999           1998
                                                            ----           ----           ----
Aggregate CDSC on Fund redemptions retained by LFD           $3             $4             $7


CONTINGENT REDEMPTION FEES (dollars in thousands)






                                                                                     JAPAN FUND
                                                                                       Class A
                                                                               Years ended August 31,
                                                                               ----------------------
                                                                               2000               1999
                                                                               ----               ----
Contingent Redemption Fees charged on Fund share
   Redemptions retained by the Fund                                             $29                $1



                                                                                       Class B
                                                                               Years ended August 31,
                                                                               ----------------------
                                                                               2000               1999
                                                                               ----               ----
Contingent Redemption Fees charged on Fund share
   Redemptions retained by the Fund                                             $8                 $2



                                                                                       Class C
                                                                               Years ended August 31,
                                                                               ----------------------
                                                                               2000               1999
                                                                               ----               ----
Contingent Redemption Fees charged on Fund share
   Redemptions retained by the Fund                                             $4                (z)



                                                                                       Class N
                                                                               Years ended August 31,
                                                                               ----------------------
                                                                               2000               1999
                                                                               ----               ----
Contingent Redemption Fees charged on Fund share
   Redemptions retained by the Fund                                             $0                N/A



                                       l

                                                                                       Class Z
                                                                               Years ended August 31,
                                                                               ----------------------
                                                                               2000               1999
                                                                               ----               ----
Contingent Redemption Fees charged on Fund share
   Redemptions retained by the Fund                                             $0                 $0



                                                                                     CHINA FUND
                                                                                       Class A
                                                                               Years ended August 31,
                                                                               ----------------------
                                                                               2000               1999
                                                                               ----               ----
Contingent Redemption Fees charged on Fund share
   Redemptions retained by the Fund                                             $68                $1



                                                                                       Class B
                                                                               Years ended August 31,
                                                                               ----------------------
                                                                               2000               1999
                                                                               ----               ----
Contingent Redemption Fees charged on Fund share
   Redemptions retained by the Fund                                             $6                (z)



                                                                                       Class C
                                                                               Years ended August 31,
                                                                               ----------------------
                                                                               2000               1999
                                                                               ----               ----
Contingent Redemption Fees charged on Fund share
   Redemptions retained by the Fund                                             $0                 $1



                                                                                       Class Z
                                                                               Years ended August 31,
                                                                               ----------------------
                                                                               2000               1999
                                                                               ----               ----
Contingent Redemption Fees charged on Fund share
   Redemptions retained by the Fund                                             $0                 $0



(z)      Rounds to less than one.


12d-1 PLAN, CDSC AND CONVERSION OF SHARES


The China Fund offers four classes of shares - Class A, Class B, Class C and Class Z. In addition to these classes, the Japan Fund also offers Class J and Class N. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) for each Fund pursuant to Rule 12b-1 under the Act for Class A, Class B, Class C, Class J and Class N shares. Under each Fund's Plan, each Fund pays LFD monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A, Class B, Class C, Class J and Class N shares issued and outstanding thereafter. The Funds also pay LFD monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. The Japan Fund also pays LFD monthly a distribution fee at an annual rate of 0.25% and 0.75% for Class J and Class N shares, respectively, of average daily net assets attributed to each of these classes. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor and the Administrator) to the extent that such payments might be construed to be indirect financing of the distribution of a Fund's shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Funds' shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the


                                       m
selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.



Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class J shares are offered at net asset value plus a 3.00% sales charge. Class N shares are offered at net asset value and are subject to a CDSC if redeemed within five years after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, having an equal value, which are not subject to the distribution fee. Five years after the end of the month in which a Class N share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class J shares, having an equal value, which are subject to a lower distribution fee. See a Prospectus for a description of the different programs.



SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Funds for the fiscal year ended August 31, 2000, were:







                                                                                      JAPAN FUND
                                                        Class A Shares     Class B Shares     Class C Shares    Class N Shares
                                                        --------------     --------------     --------------    --------------
Fees to FSFs                                                 $107               $888               $278              $ 24
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                   234                106                 80               238
Allocated travel, entertainment and other promotional
  Expenses (including advertising)                            203                 91                 69               205



                                                                             CHINA FUND
                                                        Class A Shares     Class B Shares     Class C Shares
                                                        --------------     --------------     --------------
Fees to FSFs                                                 $197                $56               $17
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                   140                  8                 4
Allocated travel, entertainment and other promotional
  expenses (including advertising)                            131                  7                 4


INVESTMENT PERFORMANCE





                                       n

The Japan Fund's Class A, Class B, Class C, Class N and Class Z share average annual total returns at August 31, 2000 were:



                                                                 Class A Shares
                                                                                   Period June 3, 1996
                                                                         (commencement of investment operations)
                                                 1 Year                          through August 31, 2000
                                                 ------                   -------------------------------------
With sales charge of 5.75%                      (6.39)%                                13.94%(aa)
Without sales charge                            (0.68)%                                15.54%(aa)



                                                                 Class B Shares
                                                                                   Period June 3, 1996
                                                                         (commencement of investment operations)
                                                1 Year                           through August 31, 2000
                                                 ------                   -------------------------------------

With applicable CDSC                            (6.39)%(5.00%                          14.34%(2.00%
                                                 CDSC)                                  CDSC)(aa)
Without CDSC                                    (1.62)%                                14.65%(aa)



                                                                  Class C Shares
                                                                                     Period June 3, 1996
                                                                           (commencement of investment operations)
                                                1 Year                             through August 31, 2000
                                                 ------                   -------------------------------------

With applicable CDSC                            (2.58)%(1.00%                             14.63%(No
                                                 CDSC)                                    CDSC)(aa)
Without CDSC                                    (1.62)%                                   14.63%(aa)



                                                                  Class N Shares
                                                                                     Period June 3, 1996
                                                                           (commencement of investment operations)
                                                1 Year                             through August 31, 2000
                                                 ------                   -------------------------------------

With applicable CDSC(ab)                        (3.10)%(3.00%                         15.06%(No CDSC)(aa)
                                                 CDSC)
Without CDSC(ab)                                (0.10)%                                   15.06%(aa)



                                                                  Class Z Shares
                                                                                     Period June 3, 1996
                                                                           (commencement of investment operations)
                                                1 Year                             Through August 31, 2000
                                                 ------                   -------------------------------------

                                               (0.66)%                                   15.78%(aa)


                                       o

The China Fund's Class A, Class B, Class C and Class Z share average annual total returns at August 31, 2000 were:



                                                                  Class A Shares
                                                                                   Period May 12, 1997
                                                                         (commencement of investment operations)
                                                 1 Year                          through August 31, 2000
                                                 ------                   -------------------------------------

With sales charge of 5.75%(aa)                   35.09%                                   11.46%
Without sales charge(aa)                         43.33%                                   13.48%



                                                                 Class B Shares
                                                                                   Period May 12, 1997
                                                                         (commencement of investment operations)
                                                 1 Year                          through August 31, 2000
                                                 ------                   -------------------------------------

With applicable CDSC(aa)                         37.29%(5.00%                            12.12%(3.00%
                                                 CDSC)                                    CDSC)
Without CDSC(aa)                                 42.29%                                  12.82%



                                                                 Class C Shares
                                                                                   Period May 12, 1997
                                                                         (commencement of investment operations)
                                                 1 Year                          through August 31, 2000
                                                 ------                   -------------------------------------

With applicable CDSC(aa)                         41.06%(1.00%                            13.31%(No CDSC)
                                                 CDSC)
Without CDSC(aa)                                 42.06%                                  13.31%



                                                                 Class Z Shares
                                                                                 Period May 12, 1997
                                                                       (commencement of investment operations)
                                               1Year                           through August 31, 2000
                                                 ------                   -------------------------------------

                                             43.54%(aa)                              13.80%(aa)



(aa) Performance results reflect any voluntary waiver or reimbursement by the Advisor, the Administrator and/or their affiliates of class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.



(ab) Class N is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class A shares were initially offered on June 3, 1996 and Class N shares were initially offered on April 6, 2000.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Funds' custodian. The custodian is responsible for safeguarding each Fund's cash and securities, receiving and delivering securities and collecting each Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS/AUDITORS


Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, are the Funds' independent auditors, providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. For periods through August 31, 1999, PricewaterhouseCoopers LLP served as the Funds' independent accountants. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon said reports of Ernst & Young LLP and of PricewaterhouseCoopers LLP given on the authority of said firms as experts in accounting and auditing.



                                       p

MANAGEMENT OF THE FUNDS

The Advisor is the investment advisor to the Funds. The Advisor is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings, Inc., (LCH) which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

INVESTMENT DECISIONS. The Advisor acts as investment advisor to the Funds and other funds. The Advisor's affiliate, Newport Pacific, advises other institutional, corporate, fiduciary and individual clients for which Newport Pacific performs various services. The funds and clients advised by the Advisor sometimes invest in securities in which the Funds also invest and sometimes engage in covered option writing programs and enter into transactions utilizing financial futures and related options (other instruments). If the Funds, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Funds are concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.


                                       q

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII and Liberty Funds Trust IX. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING
In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.


SHORT SALES



A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.



LOWER-RATED DEBT SECURITIES



Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,




1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;



2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;



3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and



4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.



In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.


SMALL COMPANIES
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES
The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

OTHER INVESTMENT COMPANIES
The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)
The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)
The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES
The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS
GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements.

CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS
The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)


The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.


MORTGAGE DOLLAR ROLLS
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES


The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.


REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES
WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS


Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.


A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND options. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS
The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS
The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS
When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES


The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


TAXES


In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.


FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.


Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.


TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.



HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.



SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.


FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.)

The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Utilities Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund, Liberty Newport Asia Pacific Fund and Liberty Tax-Managed Aggressive Growth Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)


Name and Address           Age     Position with Fund    Principal Occupation During Past Five Years
----------------           ---     ------------------    -------------------------------------------
Tom Bleasdale              70      Trustee               Retired (formerly Chairman of the Board and
102 Clubhouse Drive #275                                 Chief Executive Officer, Shore Bank & Trust
Naples, Florida  34105                                   Company from 1992 to 1993); Director of
                                                         Empire Co.



Lora S. Collins            64      Trustee               Attorney (formerly Attorney, Kramer, Levin,
1175 Hill Road                                           Naftalis & Frankel from September, 1986 to
Southold, NY 11971                                       November, 1996).

James E. Grinnell          71      Trustee               Private Investor since November, 1988.
63 Leicester Road
Marblehead, MA 01945

Richard W. Lowry           64      Trustee               Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

Salvatore Macera           69      Trustee               Private Investor (formerly Executive Vice
26 Little Neck Lane                                      President and Director of Itek Corporation
New Seabury, MA 02649                                    (electronics) from 1975 to 1981).

William E. Mayer*          60      Trustee               Partner, Park Avenue Equity Partners (venture
500 Park Avenue,                                         capital) (formerly Dean, College of Business
5th Floor                                                and Management, University of Maryland from
New York, NY 10022                                       October, 1992 to November, 1996); Director,
                                                         Johns Manville; Director, Lee Enterprises;
                                                         Director, WR Hambrecht & Co.

James L. Moody, Jr.        68      Trustee               Retired (formerly Chairman of the Board,
16 Running Tide Road                                     Hannaford Bros. Co. (food retailer) from May,
Cape Elizabeth, ME 04107                                 1984 to May, 1997, and Chief Executive
                                                         Officer, Hannaford Bros. Co. from May, 1973 to
                                                         May, 1992).

John J. Neuhauser          57      Trustee               Academic Vice President and Dean of Faculties
84 College Road                                          since August, 1999, Boston College (formerly
Chestnut Hill, MA                                        Dean, Boston College School of Management from
02467-3838                                               September, 1977 to September, 1999).

Joseph R. Palombo          47      Trustee               Chief Operations Officer of Mutual Funds,
                                                         Liberty Financial Companies, Inc. since
                                                         August, 2000; Executive Vice President and
                                                         Director of the Advisor since April, 1999;
                                                         Executive Vice President and Chief
                                                         Administrative Officer of LFG since April,
                                                         1999; Director of Stein Roe & Farnham
                                                         Incorporated (SR&F) since September 1, 2000;
                                                         Trustee and Chairman of the Board of the Stein
                                                         Roe Mutual Funds since October, 2000; Manager
                                                         of Stein Roe Floating Rate Limited Liability
                                                         Company since October, 2000 (formerly Vice
                                                         President of the Funds from April, 1999 to
                                                         August, 2000 and Chief Operating Officer,
                                                         Putnam Mutual Funds from 1994 to 1998).

Thomas E. Stitzel          64      Trustee               Business Consultant (formerly Professor of
2208 Tawny Woods Place                                   Finance from 1975 to 1999 and Dean from 1977
Boise, ID  83706                                         to 1991, College of Business, Boise State
                                                         University); Chartered Financial Analyst.

Anne-Lee Verville          55      Trustee               Consultant (formerly General Manager, Global
359 Stickney Hill Road                                   Education Industry from 1994 to 1997, and
Hopkinton, NH  03229                                     President, Applications Solutions Division
                                                         from 1991 to 1994, IBM Corporation (global
                                                         education and global applications)).

J. Kevin Connaughton       36      Treasurer and         Treasurer and Chief Financial Officer and
                                   Chief                 Chief Accounting Officer of the Funds  and of
                                   Accounting            the Liberty All-Star Funds since December,
                                   and Financial         2000 (formerly Controller and Chief Accounting
                                   Officer               Officer of the Funds  from February, 1998 to
                                                         October, 2000); Vice President of the
                                                         Advisor since February, 1998 (formerly
                                                         Senior Tax Manager, Coopers & Lybrand, LLP
                                                         from April, 1996 to January, 1998; Vice
                                                         President, 440 Financial Group/First Data
                                                         Investor Services Group from March, 1994 to
                                                         April, 1996).

Michael G. Clarke          31      Controller            Controller of the Funds and of the Liberty
                                                         All-Star Funds since December, 2000, Assistant
                                                         Vice President of the Advisor since August,
                                                         1999; Assistant Vice President of LFG since
                                                         April, 2000 (formerly Audit Manager from May,
                                                         1997 to August, 1999, Audit Senior Accountant
                                                         from September, 1995 to May, 1997 and Audit
                                                         Staff Accountant from September, 1993 to
                                                         September, 1995 of Deloitte & Touche LLP).

Stephen E. Gibson          47      President             President of the Liberty Funds since June,
                                                         1998; President of Liberty-Stein Roe Mutual
                                                         Funds since November, 1999; Chairman of the
                                                         Board since July, 1998, Chief Executive
                                                         Officer and President since December, 1996 and
                                                         Director, since July, 1996 of the Advisor
                                                         (formerly Executive Vice President from July,
                                                         1996 to December, 1996); Director, Chief
                                                         Executive Officer and President of LFG since
                                                         December, 1998 (formerly Director, Chief
                                                         Executive Officer and President of The
                                                         Colonial Group, Inc. (TCG) from December, 1996
                                                         to December, 1998); Director since September
                                                         1, 2000, President and Vice Chairman of SR&F
                                                         since January, 2000 (formerly Assistant
                                                         Chairman from August, 1998 to January, 2000)
                                                         (formerly Managing Director of Marketing of
                                                         Putnam Investments from June, 1992 to July,
                                                         1996).

William J. Ballou          35      Secretary             Secretary of the Liberty Funds and of the
                                                         Liberty All-Star Funds since October, 2000
                                                         (formerly Assistant Secretary from October,
                                                         1997 to October, 2000); Secretary of the
                                                         Liberty-Stein Roe Mutual Funds since November,
                                                         2000 (formerly Assistant Secretary from May,
                                                         2000 to October, 2000); Vice President,
                                                         Assistant Secretary and Counsel of Colonial
                                                         since October, 1997; Vice President and
                                                         Counsel since April, 2000, and Assistant
                                                         Secretary since December, 1998 of LFG
                                                         (formerly Associate Counsel, Massachusetts
                                                         Financial Services Company from May, 1995 to
                                                         September, 1997).

Kevin M. Carome            44      Executive             Executive Vice President of Liberty Funds and
                                   Vice President        of the Liberty All-Star Funds since October,
                                                         2000; Executive Vice President of the
                                                         Liberty-Stein Roe Mutual Funds since May,
                                                         1999 (formerly Vice President from April,
                                                         1998 to May, 1999, Assistant Secretary from
                                                         April, 1998 to February, 2000 and Secretary
                                                         from February, 2000 to May, 2000); Chief
                                                         Legal Officer of Liberty Financial
                                                         Companies, Inc. (Liberty Financial) since
                                                         August, 2000; Senior Vice President, Legal
                                                         since January, 1999 of LFG; General Counsel
                                                         and Secretary of Stein Roe & Farnham, Inc.
                                                         since January, 1998; Associate General
                                                         Counsel and Vice President of Liberty
                                                         Financial through January, 1999.


* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the fund or the Advisor.

The business address of the officers of each fund is One Financial Center, Boston, MA 02111.


The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees are divided equally among the funds.



The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 63 open-end and 8 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.


THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL UTILITIES FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, STEIN ROE SMALL CAP TIGER FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT ASIA PACIFIC FUND OR LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND)


Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.


ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL UTILITIES FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, STEIN ROE SMALL CAP TIGER FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT ASIA PACIFIC FUND AND LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND AND THEIR RESPECTIVE TRUSTS).


Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

            (a)   providing office space, equipment and clerical personnel;

            (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

            (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

            (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

            (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

            (f)   maintaining certain books and records of each fund.


With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:


            (g) Monitoring compliance by the fund with Rule 2a-7 under the (1940 Act and reporting to the Trustees from time to time with respect thereto; and


            (h)   Monitoring the investments and operations of the following
                  Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.


The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT


The Advisor provides pricing and bookkeeping services to each fund pursuant to a Pricing and Bookkeeping Agreement. The Advisor, in its capacity as the Administrator to each of Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Tax-Managed Aggressive Growth Fund and Liberty Newport Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other funds (except for Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund), the Advisor is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:


                             1/12 of 0.000% of the first $50 million;

                             1/12 of 0.035% of the next $950 million;
                             1/12 of 0.025% of the next $1 billion;
                             1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion


The Advisor provides pricing and bookkeeping services to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund for an annual fee of $27,000, plus 0.035% of each fund's average daily net assets over $50 million.


Stein Roe & Farnham Incorporated, the investment advisor of the Municipal Money Market Portfolio, provides pricing and bookkeeping services to the Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of the Portfolio over $50 million.

PORTFOLIO TRANSACTIONS


THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL UTILITIES FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, STEIN ROE SMALL CAP TIGER FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT ASIA PACIFIC FUND AND LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."



INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Utilities Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund, Liberty Newport Asia Pacific Fund and Liberty Tax-Managed Aggressive Growth Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.



The portfolio managers of Liberty Utilities Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.


BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER
LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT
LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.


CODE OF ETHICS



The fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds.


DETERMINATION OF NET ASSET VALUE


Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade, but in no event later than 5:00 p.m. Eastern time. Currently, the Exchange is closed Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.


(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)


Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.


AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)


Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.


See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.


HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.


The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.


Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.


Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.


LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.


AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe & Farnham Incorporated may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.


AUTOMATED DOLLAR COST AVERAGING (Classes A, B and C). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe & Farnham Incorporated in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.


TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.


Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:


1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund and Class B, C, T and Z shares).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.


STATEMENT OF INTENT (Class A and Class T shares only).


Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.





RESTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.


PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.



PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial or contingent deferred sales charges; however, they will be subject to the annual 12b-1 service fee.



SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.



Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.



Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The Bank may charge customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.


NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.


HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS
As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of

1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
TOTAL RETURN
STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.


Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.


YIELD
MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.


TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.


GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

 From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS

                    STANDARD & POOR'S RATINGS SERVICES (S&P)


The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

        Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

        Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.


The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

           Prime-1  Highest Quality
           Prime-2  Higher Quality
           Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                             FITCH INVESTORS SERVICE

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL
A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.


                         DUFF & PHELPS CREDIT RATING CO.

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A - Protection factors are average but adequate. However, risk factors are more available and greater in periods of economic stress.

BBB+, BBB, BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                   APPENDIX II
                                      1999

SOURCE                      CATEGORY                                RETURN (%)

CREDIT SUISSE FIRST
BOSTON:
                       First Boston High Yield                            3.28
                       Index-Global

LIPPER, INC.:

                       AMEX Composite Index P                            27.28
                       AMEX Computer Tech IX P                           75.02
                       AMEX Institutional IX P                           24.46
                       AMEX Major Market IX P                            17.76
                       Bse Sensex Index                                  63.83
                       CAC 40:FFR IX P                                   51.12
                       CD Rate 1 Month Index Tr                           5.31
                       CD Rate 3 Month Index Tr                           5.46
                       CD Rate 6 Month Index Tr                           5.59
                       Consumer Price Index                               2.99
                       Copnhgn SE:Dkr IX P                               20.46
                       DAX:Dm IX Tr                                      39.10
                       Domini 400 Social Index                           24.50
                       Dow Jones 65 Comp Av P                            11.97
                       Dow Jones Ind Average P                           25.22
                       Dow Jones Ind Dly Reinv                           27.21
                       Dow Jones Ind Mth Reinv                           27.29
                       Dow Jones Trans Av P                              -5.47
                       Dow Jones Trans Av Tr                             -4.52
                       Dow Jones Util Av P                               -9.27
                       Dow Jones Util Av Tr                              -6.02
                       Ft/S&P Act Wld Ex US IX                             N/A
                       Ft/S&P Actuaries Wld IX                             N/A
                       FT-SE 100:Pd IX P                                 17.81
                       FT-SE Gold Mines IX                                0.20
                       Hang Seng:Hng Kng $ IX                            68.80
                       Jakarta Composite Index                           70.06
                       Jasdaq Index:Yen P                               244.48
                       Klse Composite Index                              38.59
                       Kospi Index                                       82.78
                       Lear High Growth Rate IX                            N/A
                       Lear Low Priced Value IX                            N/A
                       Lehman 1-3 Govt/Corp P                            -2.89
                       Lehman 1-3 Govt/Corp Tr                            3.15
                       Lehman Aggregate Bd P                             -7.03
                       Lehman Aggregate Bd Tr                            -0.82
                       Lehman Cp Bd Int P                                -6.43
                       Lehman Cp Bd Int Tr                                0.16
                       Lehman Govt Bd Int P                              -5.36
                       Lehman Govt Bd Int Tr                              0.49
                       Lehman Govt Bd Long P                            -14.59
                       Lehman Govt Bd Long Tr                            -8.73
                       Lehman Govt Bd P                                  -8.08
                       Lehman Govt Bd Tr                                 -2.23
                       Lehman Govt/Cp Bd P                               -8.26
                       Lehman Govt/Cp Bd Tr                              -2.15
                       Lehman Govt/Cp Int P                              -5.70
                       Lehman Govt/Cp Int Tr                              0.39

                       Lehman High Yield P                               -6.64
                       Lehman High Yield Tr                               2.39
                       Lehman Muni 10 Yr IX P                            -6.08
                       Lehman Muni 10 Yr IX Tr                           -1.25
                       Lehman Muni 3 Yr IX P                             -3.36
                       Lehman Muni 3 Yr IX Tr                             1.96
                       Lehman Muni Bond IX P                             -7.08
                       Lehman Muni Bond IX Tr                            -2.06
                       Lipper 1000                                         N/A
                       Lipper Mgmt Co Price IX                           12.57
                       Madrid SE:Pst IX P                                16.22
                       ML 10+ Yr Treasury IX Tr                          -8.61
                       ML 1-3 Yr Muni IX P                               -2.72
                       ML 1-3 Yr Muni IX Tr                               2.51
                       ML 1-3 Yr Treasury IX P                           -2.85
                       ML 1-3 Yr Treasury IX Tr                           3.06
                       ML 1-5 Yr Gv/Cp Bd IX P                           -3.84
                       ML 1-5 Yr Gv/Cp Bd IX Tr                           2.19
                       ML 15 Yr Mortgage IX P                            -4.14
                       ML 15 Yr Mortgage IX Tr                            2.17
                       ML 1-5 Yr Treasury IX P                           -3.83
                       ML 1-5 Yr Treasury IX Tr                           2.04
                       ML 3 MO T-Bill IX Tr                               4.85
                       ML 3-5 Yr Govt IX P                               -5.45
                       ML 3-5 Yr Govt IX Tr                               0.32
                       ML 3-7 Yr Muni IX Tr                               0.66
                       ML Corp Master Index P                            -8.53
                       ML Corp Master Index Tr                           -1.89
                       ML Glbl Govt Bond Inx P                           -6.83
                       ML Glbl Govt Bond Inx Tr                          -1.66
                       ML Glbl Gv Bond IX II P                           -9.65
                       ML Glbl Gv Bond IX II Tr                          -4.52
                       ML Global Bond Index P                            -9.04
                       ML Global Bond Index Tr                           -3.50
                       ML Gov Corp Master IX Tr                          -2.05
                       ML Govt Master Index P                            -8.02
                       ML Govt Master Index Tr                           -2.11
                       ML Govt/Corp Master IX P                          -8.19
                       ML High Yld Master IX P                           -7.86
                       ML High Yld Master IX Tr                           1.57
                       ML Master Muni IX Tr                              -6.35
                       ML Mortgage Master IX P                           -4.86
                       ML Mortgage Master IX Tr                           1.61
                       ML Treasury Master IX P                           -8.31
                       ML Treasury Master IX Tr                          -2.38
                       MSCI AC Americas Free ID                          22.71
                       MSCI AC Asia Fr-Ja IX GD                          64.67
                       MSCI AC Asia Fr-Ja IX ID                          61.95
                       MSCI AC Asia Pac - Ja GD                          55.23
                       MSCI AC Asia Pac - Ja ID                          52.30
                       MSCI AC Asia Pac Fr-J GD                          49.83
                       MSCI AC Asia Pac Fr-J ID                          46.80
                       MSCI AC Asia Pac IX GD                            59.66
                       MSCI AC Asia Pac IX ID                            57.86
                       MSCI AC Europe IX GD                              17.35
                       MSCI AC Europe IX ID                              15.22
                       MSCI AC Fe - Ja IX GD                             67.83
                       MSCI AC Fe - Ja IX ID                             65.24
                       MSCI AC Fe Free IX GD                             61.81
                       MSCI AC Fe Free IX ID                             60.29

                       MSCI AC Fe Fr-Ja IX GD                            62.11
                       MSCI AC Fe Fr-Ja IX ID                            59.40
                       MSCI AC Pac Fr-Jpn IX GD                          46.89
                       MSCI AC Pac Fr-Jpn IX ID                          43.84
                       MSCI AC World Free IX GD                          26.82
                       MSCI AC World Fr-USA GD                           30.91
                       MSCI AC World Fr-USA ID                           28.80
                       MSCI AC World IX GD                               27.31
                       MSCI AC World IX ID                               25.49
                       MSCI AC World-USA IX GD                           31.79
                       MSCI AC Wrld Fr-Ja IX GD                          23.07
                       MSCI AC Wrld Fr-Ja IX ID                          21.20
                       MSCI AC Wrld-Ja IX GD                             23.64
                       MSCI AC Wrld-Ja IX ID                             21.77
                       MSCI Argentina IX GD                              34.29
                       MSCI Argentina IX ID                              30.05
                       MSCI Australia IX GD                              18.67
                       MSCI Australia IX ID                              15.19
                       MSCI Australia IX ND                              17.62
                       MSCI Austria IX GD                                -8.66
                       MSCI Austria IX ID                               -10.47
                       MSCI Austria IX ND                                -9.11
                       MSCI Belgium IX GD                               -13.75
                       MSCI Belgium IX ID                               -15.77
                       MSCI Belgium IX ND                               -14.26
                       MSCI Brazil IX GD                                 67.23
                       MSCI Brazil IX ID                                 61.57
                       MSCI Canada IX GD                                 54.40
                       MSCI Canada IX ID                                 51.78
                       MSCI Canada IX ND                                 53.74
                       MSCI Chile IX GD                                  39.01
                       MSCI Chile IX ID                                  36.45
                       MSCI China Dom Fr IX ID                           31.10
                       MSCI China Free IX ID                              9.94
                       MSCI China Non Dom IX ID                           5.82
                       MSCI Colombia IX GD                              -13.69
                       MSCI Colombia IX ID                              -19.14
                       MSCI Czech Rep IX GD                               5.35
                       MSCI Czech Rep IX ID                               3.97
                       MSCI Denmark IX GD                                12.47
                       MSCI Denmark IX ID                                10.85
                       MSCI Denmark IX ND                                12.06
                       MSCI EAFE - UK IX GD                              31.45
                       MSCI EAFE - UK IX ID                              29.63
                       MSCI EAFE - UK IX ND                              31.01
                       MSCI EAFE + Canada IX GD                          28.27
                       MSCI EAFE + Canada IX ID                          26.22
                       MSCI EAFE + Canada IX ND                          27.93
                       MSCI EAFE + Em IX GD                              31.03
                       MSCI EAFE + EM IX ID                              28.93
                       MSCI EAFE + EMF IX GD                             30.33
                       MSCI EAFE + EMF IX ID                             28.24
                       MSCI EAFE Fr IX ID                                25.03
                       MSCI EAFE GDP Wt IX GD                            31.38
                       MSCI EAFE GDP Wt IX ID                            29.49
                       MSCI EAFE GDP Wt IX ND                            31.00
                       MSCI EAFE IX GD                                   27.30
                       MSCI EAFE IX ID                                   25.27
                       MSCI EAFE IX ND                                   26.96
                       MSCI EASEA IX GD                                  18.12

                       MSCI EASEA IX ID                                  15.90
                       MSCI EASEA IX ND                                  17.77
                       MSCI Em Asia IX GD                                69.73
                       MSCI Em Asia IX ID                                67.96
                       MSCI Em Eur/Mid East GD                           79.61
                       MSCI Em Eur/Mid East ID                           76.67
                       MSCI Em Europe IX GD                              83.98
                       MSCI Em Europe IX ID                              81.28
                       MSCI Em Far East IX GD                            67.27
                       MSCI Em Far East IX ID                            65.67
                       MSCI Em IX GD                                     68.82
                       MSCI Em IX ID                                     66.18
                       MSCI Em Latin Am IX GD                            65.45
                       MSCI Em Latin Am IX ID                            61.81
                       MSCI EMF Asia IX GD                               69.41
                       MSCI EMF Asia IX ID                               67.65
                       MSCI EMF Far East IX GD                           65.50
                       MSCI EMF Far East IX ID                           63.97
                       MSCI EMF IX GD                                    66.41
                       MSCI EMF IX ID                                    63.70
                       MSCI EMF Latin Am IX GD                           58.89
                       MSCI EMF Latin Am IX ID                           55.48
                       MSCI Europe - UK IX GD                            17.84
                       MSCI Europe - UK IX ID                            16.00
                       MSCI Europe - UK IX ND                            17.35
                       MSCI Europe GDP Wt IX ID                          14.08
                       MSCI Europe IX GD                                 16.23
                       MSCI Europe IX ID                                 14.12
                       MSCI Europe IX ND                                 15.89
                       MSCI European Union GD                            19.22
                       MSCI European Union ID                            16.99
                       MSCI Far East Free IX ID                          59.99
                       MSCI Far East IX GD                               62.63
                       MSCI Far East IX ID                               61.10
                       MSCI Far East IX ND                               62.41
                       MSCI Finland IX GD                               153.33
                       MSCI Finland IX ID                               150.71
                       MSCI Finland IX ND                               152.60
                       MSCI France IX GD                                 29.69
                       MSCI France IX ID                                 28.00
                       MSCI France IX ND                                 29.27
                       MSCI Germany IX GD                                20.53
                       MSCI Germany IX ID                                18.70
                       MSCI Germany IX ND                                20.04
                       MSCI Greece IX GD                                 49.64
                       MSCI Greece IX ID                                 47.58
                       MSCI Hongkong IX GD                               59.52
                       MSCI Hongkong IX ID                               54.85
                       MSCI Hongkong IX ND                               59.52
                       MSCI Hungary IX GD                                11.66
                       MSCI Hungary IX ID                                10.81
                       MSCI India IX GD                                  87.35
                       MSCI India IX ID                                  84.67
                       MSCI Indonesia IX GD                              93.46
                       MSCI Indonesia IX ID                              92.04
                       MSCI Ireland IX ID                               -14.02
                       MSCI Israel Dom IX ID                             51.10
                       MSCI Israel IX ID                                 56.29
                       MSCI Israel Non Dom Ixid                          47.06
                       MSCI Italy IX GD                                   0.19

                       MSCI Italy IX ID                                  -1.48
                       MSCI Italy IX ND                                  -0.26
                       MSCI Japan IX GD                                  61.77
                       MSCI Japan IX ID                                  60.56
                       MSCI Japan IX ND                                  61.53
                       MSCI Jordan IX GD                                  6.26
                       MSCI Jordan IX ID                                  2.00
                       MSCI Kokusai IX GD                                21.26
                       MSCI Kokusai IX ID                                19.43
                       MSCI Kokusai IX ND                                20.84
                       MSCI Korea IX GD                                  92.42
                       MSCI Korea IX ID                                  90.17
                       MSCI Luxembourg IX ID                             50.50
                       MSCI Malaysia IX GD                              109.92
                       MSCI Malaysia IX ID                              107.23
                       MSCI Mexico Free IX GD                            80.07
                       MSCI Mexico Free IX ID                            78.50
                       MSCI Mexico IX GD                                 81.76
                       MSCI Mexico IX ID                                 80.19
                       MSCI Netherland IX GD                              7.43
                       MSCI Netherland IX ID                              5.25
                       MSCI Netherland IX ND                              6.88
                       MSCI New Zealand IX GD                            14.30
                       MSCI New Zealand IX ID                             9.70
                       MSCI New Zealand IX ND                            12.90
                       MSCI Nordic IX GD                                 87.75
                       MSCI Nordic IX ID                                 85.11
                       MSCI Nordic IX ND                                 87.00
                       MSCI Norway IX GD                                 32.43
                       MSCI Norway IX ID                                 29.52
                       MSCI Norway IX ND                                 31.70
                       MSCI Nth Amer IX GD                               23.47
                       MSCI Nth Amer IX ID                               21.91
                       MSCI Nth Amer IX ND                               23.00
                       MSCI Pac - Japan IX GD                            43.20
                       MSCI Pac - Japan IX ID                            39.35
                       MSCI Pac - Japan IX ND                            42.58
                       MSCI Pacific Free IX ID                           55.19
                       MSCI Pacific Fr-Jpn ID                            34.95
                       MSCI Pacific IX GD                                57.96
                       MSCI Pacific IX ID                                56.17
                       MSCI Pacific IX ND                                57.63
                       MSCI Pakistan IX GD                               49.62
                       MSCI Pakistan IX ID                               42.24
                       MSCI Peru IX GD                                   18.86
                       MSCI Peru IX ID                                   16.34
                       MSCI Philippines Fr Ixgd                           3.32
                       MSCI Philippines Fr Ixid                           2.33
                       MSCI Philippines IX GD                             8.90
                       MSCI Philippines IX ID                             7.62
                       MSCI Portugal IX GD                               -8.45
                       MSCI Portugal IX ID                              -10.86
                       MSCI Russia IX GD                                247.06
                       MSCI Russia IX ID                                246.20
                       MSCI Sing/Mlysia IX GD                            99.40
                       MSCI Sing/Mlysia IX ID                            97.08
                       MSCI Sing/Mlysia IX ND                            99.40
                       MSCI Singapore Fr IX GD                           60.17
                       MSCI Singapore Fr IX ID                           58.43
                       MSCI South Africa IX GD                           57.20

                       MSCI South Africa IX ID                           53.43
                       MSCI Spain IX GD                                   5.27
                       MSCI Spain IX ID                                   3.53
                       MSCI Spain IX ND                                   4.83
                       MSCI Sri Lanka IX GD                              -6.27
                       MSCI Sri Lanka IX ID                              -9.73
                       MSCI Sweden IX GD                                 80.60
                       MSCI Sweden IX ID                                 77.76
                       MSCI Sweden IX ND                                 79.74
                       MSCI Swtzrlnd IX GD                               -6.59
                       MSCI Swtzrlnd IX ID                               -7.81
                       MSCI Swtzrlnd IX ND                               -7.02
                       MSCI Taiwan IX GD                                 52.71
                       MSCI Taiwan IX ID                                 51.52
                       MSCI Thailand IX GD                               40.92
                       MSCI Thailand IX ID                               40.49
                       MSCI Turkey IX GD                                252.41
                       MSCI Turkey IX ID                                244.36
                       MSCI UK IX GD                                     12.45
                       MSCI UK IX ID                                      9.74
                       MSCI UK IX ND                                     12.45
                       MSCI USA IX GD                                    22.38
                       MSCI USA IX ID                                    20.86
                       MSCI USA IX ND                                    21.92
                       MSCI Venezuela IX GD                               8.71
                       MSCI Venezuela IX ID                               1.68
                       MSCI World - UK IX GD                             26.83
                       MSCI World - UK IX ID                             25.17
                       MSCI World - UK IX ND                             26.38
                       MSCI World - USA IX GD                            28.27
                       MSCI World - USA IX ID                            26.22
                       MSCI World - USA IX ND                            27.93
                       MSCI World GDP Wt IX ID                           27.26
                       MSCI World IX Free ID                             23.45
                       MSCI World IX GD                                  25.34
                       MSCI World IX ID                                  23.56
                       MSCI World IX ND                                  24.93
                       MSCI Wrld - Austrl IX GD                          25.42
                       MSCI Wrld - Austrl IX ID                          23.67
                       MSCI Wrld - Austrl IX ND                          25.03
                       NASDAQ 100 IX P                                  101.95
                       NASDAQ Bank IX P                                  -7.98
                       NASDAQ Composite IX P                             85.59
                       NASDAQ Industrial IX P                            71.67
                       NASDAQ Insurance IX P                              5.54
                       NASDAQ Natl Mkt Cmp IX                            85.87
                       NASDAQ Natl Mkt Ind IX                            72.04
                       NASDAQ Transport IX P                              1.82
                       Nikkei 225 Avg:Yen P                              36.79
                       NYSE Composite P                                   9.15
                       NYSE Finance IX P                                 -0.92
                       NYSE Industrials IX P                             11.37
                       NYSE Transportation IX                            -3.25
                       NYSE Utilities IX P                               14.62
                       Oslo SE Tot:Fmk IX P                              45.54
                       Philippines Composite IX                           8.85
                       PSE Technology IX P                              116.40
                       Russell 1000 Grow IX Tr                           33.16
                       Russell 1000 IX P                                 19.46
                       Russell 1000 IX Tr                                20.91

                       Russell 1000 Value IX Tr                           7.35
                       Russell 2000 Grow IX Tr                           43.09
                       Russell 2000 IX P                                 19.62
                       Russell 2000 IX Tr                                21.26
                       Russell 2000 Value IX Tr                          -1.49
                       Russell 3000 IX P                                 19.43
                       Russell 3000 IX Tr                                20.90
                       Russell Midcap Grow IX                            51.29
                       Russell Midcap IX Tr                              18.23
                       Russell Midcap Value IX                           -0.11
                       S & P 100 Index P                                 31.26
                       S & P 500 Daily Reinv                             21.04
                       S & P 500 Index P                                 19.53
                       S & P 500 Mnthly Reinv                            21.03
                       S & P 600 Index P                                 11.52
                       S & P 600 Index Tr                                12.41
                       S & P Financial IX P                               2.19
                       S & P Financial IX Tr                              3.97
                       S & P Industrial IX Tr                            25.87
                       S & P Industrials P                               24.52
                       S & P Midcap 400 IX P                             13.35
                       S & P Midcap 400 IX Tr                            14.72
                       S & P Transport Index P                          -10.69
                       S & P Transport IX Tr                             -9.32
                       S & P Utility Index P                            -12.48
                       S & P Utility Index Tr                            -8.88
                       S & P/Barra Growth IX Tr                          27.98
                       S & P/Barra Value IX Tr                           12.72
                       SB Cr-Hdg Nn-US Wd IX Tr                           2.88
                       SB Cr-Hdg Wd Gv Bd IX Tr                           1.31
                       SB Non-US Wd Gv Bd IX Tr                          -5.07
                       SB Wd Gv Bd:Austrl IX Tr                           4.07
                       SB Wd Gv Bd:Germny IX Tr                         -16.42
                       SB Wd Gv Bd:Japan IX Tr                           15.53
                       SB Wd Gv Bd:UK IX Tr                              -4.30
                       SB Wd Gv Bd:US IX Tr                              -2.45
                       SB World Govt Bond IX Tr                          -4.27
                       SB World Money Mkt IX Tr                           0.39
                       Straits Times Index                               77.54
                       Swiss Perf:Sfr IX Tr                              11.69
                       Taiwan SE:T$ IX P                                 42.86
                       T-Bill 1 Year Index Tr                             4.91
                       T-Bill 3 Month Index Tr                            4.74
                       T-Bill 6 Month Index Tr                            4.85
                       Thailand Set Index                                35.44
                       Tokyo 2nd Sct:Yen IX P                           121.27
                       Tokyo Se(Topix):Yen IX                            58.44
                       Toronto 300:C$ IX P                               29.72
                       Toronto SE 35:C$ IX P                             36.42
                       Value Line Cmp IX-Arth                            10.56
                       Value Line Cmp IX-Geom                            -1.40
                       Value Line Industrl IX                            -0.05
                       Value Line Railroad IX                            -9.93
                       Value Line Utilities IX                           -7.10
                       Lipper CE Pac Ex Jpn IX                           73.32
                       Lipper Pac Ex-Jpn Fd IX                           74.88



THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST::



                       Real Estate Investment Trust Index               -4.62

SALOMON SMITH BARNEY WGBI MARKET SECTORS:                           LOCAL CURRENCY    U.S. DOLLARS
-----------------------------------------                           --------------    ------------
                       U.S. Government (Sovereign)                    -2.45              -2.45
                       United Kingdom (Sovereign)                     -1.20               -4.3
                       France (Sovereign)                             -2.95            -17.16
                       Germany (Sovereign)                            -2.08            -16.42
                       Japan (Sovereign)                               4.83              15.53
                       Canada (Sovereign)                             -1.46               4.29



Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.



*in U.S. currency

                         STEIN ROE SMALL CAP TIGER FUND
          (LIBERTY NEWPORT TIGER CUB FUND CLASS A, CLASS B AND CLASS C)
                       A SERIES OF LIBERTY FUNDS TRUST II
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2001



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Stein Roe Small Cap Tiger Fund (the Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated January 1, 2001. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated August 31, 2000. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Fund's August 31, 2000 Annual Report are incorporated in this SAI by reference.



Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.



TABLE OF CONTENTS


      PART 1                                                      PAGE

      Definitions
      Organization and History
      Investment Objective and Policies
      Fundamental Investment Policies
      Other Investment Policies
      Fund Charges and Expenses
      Investment Performance
      Custodian
      Independent Accountants/Auditors
      Management of the Fund

      PART 2

      Miscellaneous Investment Practices
      Taxes
      Management of the Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sales Charges
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions
      Shareholder Liability
      Shareholder Meetings
      Performance Measures
      Appendix I
      Appendix II



735-16/204E-1200

                                     PART 1
                         STEIN ROE SMALL CAP TIGER FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2001


DEFINITIONS

       "Trust"             Liberty Funds Trust II
       "Fund"              Stein Roe Small Cap Tiger Fund
       "Advisor"           Newport Fund Management, Inc., the Fund's investment
                           advisor
       "Administrator"     Colonial Management Associates, Inc., the Fund's
                           administrator
       "LFD"               Liberty Funds Distributor, Inc., the Fund's
                           distributor
       "LFS"               Liberty Funds Service, Inc., the Fund's shareholder
                           services and transfer agent


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1980. The Fund, a diversified series of the Trust, commenced investment operations on June 3, 1996, and represents the entire interest in a separate series of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the advisor, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial. Effective June 30, 1998, the Fund changed its name from Colonial Newport Tiger Cub Fund to Newport Tiger Cub Fund. Effective December 29, 1999, the Fund changed its name from Newport Tiger Cub Fund to Stein Roe Small Cap Asian Tiger Fund. Effective May 1, 2000, the Fund changed its name from Stein Roe Small Cap Asian Tiger Fund to its current name. Effective July 14, 2000, the Fund changed it Class A, Class B and Class C share names to Liberty Newport Tiger Cub Fund Class A, Liberty Newport Tiger Cub Fund Class B and Liberty Newport Tiger Cub Fund Class C, respectively. Effective April 1, 1999, the Trust changed its name from Colonial Trust II to its current name.


INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectuses describe the Fund's investment goal and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:



       Small Companies
       Foreign Securities
       Repurchase Agreements
       Foreign Currency Transactions
       Futures Contracts and Related Options
       Money Market Instruments
       Options on Securities
       Other Investment Companies



Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.




                                       b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.






The Fund may:


1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;


4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;


5. Underwrite securities issued by others only when disposing of portfolio securities;


6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and



7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.





OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:


1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.       Invest more than 15% of its net assets in illiquid assets.


Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.



Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.














                                       c

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 1.15%.






Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.25% of its average daily net assets and under a separate pricing and bookkeeping agreement, the Fund pays the Administrator a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:



                0.035% annually on the next $950 million
                0.025% annually on the next $1 billion
                0.015% annually on the next $1 billion
                0.001% annually on the excess over $3 billion



Under the Fund's shareholders' servicing and transfer agency agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of average daily closing value of the total net assets of the Fund for such month. In addition to this compensation, the Fund pays LFS the following fees:



1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS



2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



4.       The Fund's allocated share of LFS reimbursement out-of-pocket expenses



                                       d

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS
(dollars in thousands)



                                                   Years ended August 31,
                                                 2000       1999       1998
                                                -----      -----      -----
Management fee                                  $ 156      $ 125      $ 163
Administration fee                                 34         27         34
Bookkeeping fee                                    27         27         27
Shareholder services and transfer agent fee        46         42         48
12b-1 fees:
     Service fee (Classes A, B and C)              33         28         34
     Distribution fee (Class B)                    55         39         43
     Distribution fee (Class C)                     7          9          7
     Fees and expenses waived or borne by
        the Advisor/Administrator                (131)      (146)      (137)










                                       e

BROKERAGE COMMISSIONS (dollars in thousands)



                                       Years ended August 31,
                                        2000    1999    1998
                                        ----    ----    ----
Total commissions                        $28     $46     $98
Directed transactions(a)                   0       0       0
Commissions on directed transactions       0       0       0









(a) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.


TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended August 31, 2000 and the calendar year ended December 31, 1999, the Trustees received the following compensation for serving as Trustees (b):



                                                           Total Compensation
                                                             from the Fund
                             Aggregate Compensation        Complex Paid to the
                                from the Fund for            Trustees for the
                                 the Fiscal Year           Calendar Year Ended
Trustee                       Ended August 31, 2000        December 31, 1999(c)
-------                       ---------------------        --------------------
Robert J. Birnbaum(d)              $    161                      $ 97,000
Tom Bleasdale                           579(e)                    103,000(f)
John V. Carberry(g)(h)                  N/A                           N/A
Lora S. Collins                         525                        96,000
James E. Grinnell                       552                       100,000
Richard W. Lowry                        541                        97,000
Salvatore Macera                        528                        95,000
William E. Mayer                        547                       101,000
James L. Moody, Jr.                     551(i)                     91,000(j)
John J. Neuhauser                       555                       101,252
Joseph R. Palombo(k)(l)                 N/A                           N/A
Thomas E. Stitzel                       529                        95,000
Robert L. Sullivan(m)                   372                       104,100
Anne-Lee Verville                       532(n)                     96,000(o)




                                       f

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.



(c) At December 31, 1999, the complex consisted of 51 open-end and 8 closed-end management investment portfolios in the Liberty Funds Group
         - Boston (Liberty Funds) and 12 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT)(together, the Fund Complex).







(d)      Retired as Trustee of the Trust and the Fund Complex on December 31,
         1999.



(e)      Includes $287 payable in later years as deferred compensation.









(f)      Includes $52,000 payable in later years as deferred compensation.






(g) Did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial Companies, Inc. (Liberty Financial).



(h)      Resigned as Trustee of the Trust and the Fund Complex on August 4,
         2000.






(i) Total compensation of $551 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.









(j) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.



(k)      Elected by the Trustees of the Fund Complex on August 23, 2000.



(l) Does not receive compensation because he is an affiliated Trustee and employee of the Administrator.



(m)      Retired as Trustee of the Trust and the Fund Complex on April 30, 2000.



(n) Total compensation of $532 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.









(o) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.




For the calendar year ended December 31, 1999, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):



                                      Total Compensation from
                              Liberty All-Star Funds for the Calendar
Trustee                           Year Ended December 31, 1999(p)
-------                           -------------------------------
Robert J. Birnbaum                            $25,000
John V. Carberry(q)(r)                           N/A
James E. Grinnell                              25,000
Richard W. Lowry                               25,000
William E. Mayer                               25,000
John J. Neuhauser                              25,000
Joseph R. Palombo(s)(t)                          N/A



(p) The Liberty All - Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).






(q) Did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.



(r) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000.



(s) Elected by the Trustees and Director of the Liberty All-Star Funds on October 25, 2000.



(t) Does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator.










                                       g

OWNERSHIP OF THE FUND

As of record on November 30, 2000, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.



As of record on November 30, 2000, the following shareholders of record owned 5% or more of one or more of each class of the Fund's then outstanding Class A, Class B or Class C shares:






Class A

Merrill Lynch Pierce Fenner & Smith                                       10.98%
For the Sole Benefit of its Customers
Attn: Fund Administration #97427
4800 Deer Lake Drive East, 2nd Fl.
Jacksonville, Florida 32246-6484

Class B

Merrill Lynch Pierce Fenner & Smith                                       18.06%
For the Sole Benefit of its Customers
Attn: Fund Administration #97KF8
4800 Deer Lake Drive East, 2nd Fl.
Jacksonville, Florida 32246-6484

Class C

T. Graham Christopher MD                                                   6.61%
Vaira Pelekis-Christopher MD
8727 Talbot Road
Edmonds, Washington 98026-5049

Merrill Lynch Pierce Fenner & Smith                                       27.27%
For the Sole Benefit of its Customers
Attn: Fund Administration #97KF9
4800 Deer Lake Drive East, 2nd Fl.
Jacksonville, Florida 32246-6484

Raymond James & Assoc. Inc., Cust                                          6.27%
Jewel L. Barnett IRA
59 Grand Circle Drive
Maryland Heights, Montana 63043-5013




                                       h

As of record on November 30, 2000, there were 655 Class A, 766 Class B and 99 Class C record holders of the Fund.








                                       j

SALES CHARGES (dollars in thousands)


                                                              Class A Shares
                                                          Years ended August 31,
                                                          ----------------------
                                                         2000      1999      1998
                                                         ----      ----      ----
Aggregate initial sales charges on Fund share sales       $ 1       $27       $66
Initial sales charges retained by LFD                       1         3        11
Aggregate contingent deferred sales charge (CDSC)
   on Fund redemptions retained by LFD                      0         1         1



                                                              Class B Shares
                                                          Years ended August 31,
                                                          ----------------------
                                                         2000      1999      1998
                                                         ----      ----      ----
Aggregate CDSC on Fund redemptions
   retained by LFD                                        $74       $40       $37



                                                              Class C Shares
                                                          Years ended August 31,
                                                          ----------------------
                                                         2000      1999      1998
                                                         ----      ----      ----
Aggregate CDSC on Fund redemptions
   retained by LFD                                        $ 1       $ 3       $ 5













                                       k

CONTINGENT REDEMPTION FEES (dollars in thousands)


                                                                      Years ended August 31,
                                                                               2000
                                                         Class A Shares   Class B Shares   Class C Shares
Contingent Redemption Fees charged on Fund share
   redemptions retained by the Fund                            $2               $2               $0



                                                                               1999
                                                         Class A Shares   Class B Shares   Class C Shares
Contingent Redemption Fees charged on Fund share
   redemptions retained by the Fund                            $4               $2               (u)









(u) Rounds to less than one.



12B-1 PLAN, CDSC AND CONVERSION OF SHARES

The Fund offers four classes of shares - Class A, Class B, Class C and Class S. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) for the Fund pursuant to Rule 12b-1 under the Act. Under the Fund's Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A, Class B and Class C shares issued and outstanding thereafter. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor and the Administrator) to the extent that such payments might be construed to be indirect financing of the distribution of the Fund's shares.



The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the



                                       l

Plan or in any agreements related to the Plan (independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.



Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program under which you purchased your shares. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class S shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, having an equal value, which are not subject to the distribution fee. See a Prospectus for a description of the different programs.



SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund for the fiscal year ended August 31, 2000, were:



                                                           Class A Shares     Class B Shares     Class C Shares
Fees to FSFs                                                   $ 13               $129               $  5
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                      30                  4                  1
Allocated travel, entertainment and other promotional
  expenses (including advertising)                               13                  2                (v)









(v) Rounds to less than one.




                                       m

INVESTMENT PERFORMANCE

The Fund's Class A, Class B and Class C share average annual total returns at August 31, 2000 were:



                                                        Class A Shares
                                                                       Period June 3, 1996
                                                             (commencement of investment operations)
                                     1 year                          through August 31, 2000
                                     ------                          -----------------------
With sales charge of 5.75%(w)         3.13%                                  (4.22)%
Without sales charge(w)               9.42%                                  (2.87)%



                                                        Class B Shares
                                                                       Period June 3, 1996
                                                             (commencement of investment operations)
                                     1 year                          through August 31, 2000
                                     ------                          -----------------------
With applicable CDSC(w)              3.64%(5.00% CDSC)                 (4.08)%(2.00% CDSC)
Without CDSC(w)                      8.64%                             (3.62)%



                                                        Class C Shares
                                                                       Period June 3, 1996
                                                             (commencement of investment operations)
                                     1 year                          through August 31, 2000
                                     ------                          -----------------------
With applicable CDSC(w)              7.49%(1.00% CDSC)                 (3.57)%(No CDSC)
Without CDSC(w)                      7.62%                             (3.57)%



















                                       n

(w) Performance results reflect any voluntary waiver or reimbursement by the Advisor, the Administrator and/or their affiliates of class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.



                                       o

INDEPENDENT ACCOUNTANTS/AUDITORS
Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, is the Fund's independent auditors, providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. For periods through August 31, 1999, PricewaterhouseCoopers LLP served as the Fund's independent accountants. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon said reports of Ernst & Young LLP and of PricewaterhouseCoopers LLP given on the authority of said firms as experts in accounting and auditing.


MANAGEMENT OF THE FUND

The Advisor is the investment advisor to the Fund. The Advisor is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings, Inc., (LCH) which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.



INVESTMENT DECISIONS. The Advisor acts as investment advisor to the Fund and other funds. The Advisor's affiliate, Newport Pacific, advises other institutional, corporate, fiduciary and individual clients for which Newport Pacific performs various services. The funds and clients advised by the Advisor sometimes invest in securities in which the Funds also invest and sometimes engage in covered option writing programs and enter into transactions utilizing financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Fund outweighs the disadvantages, if any, which might result from these practices.






                                       p

                         STEIN ROE SMALL CAP TIGER FUND
                       A SERIES OF LIBERTY FUNDS TRUST II
                       STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS S SHARES

                                 JANUARY 1, 2001



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Class S Prospectus of Stein Roe Small Cap Tiger Fund (the Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated January 1, 2001. This SAI should be read together with the Prospectus and the Fund's most recent Annual Report dated August 31, 2000. Investors may obtain a free copy of the Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and report of Independent Accountants appearing in the Fund's August 31, 2000 Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.


TABLE OF CONTENTS

        PART 1                                                        PAGE
        Definitions
        Organization and History
        Investment Objective and Policies
        Fundamental Investment Policies
        Other Investment Policies
        Fund Charges and Expenses
        Investment Performance
        Custodian
        Independent Accountants/Auditors
        Management of the Fund

        PART 2

        Miscellaneous Investment Practices
        Taxes
        Management of the Funds
        Determination of Net Asset Value
        Purchases and Redemptions
        Distributions
        How to Exchange Shares
        Suspension of Redemptions
        Shareholder Liability
        Shareholder Meetings
        Performance Measures
        Appendix I
        Appendix II




S40-16/211E-1200

                                     PART 1
                         STEIN ROE SMALL CAP TIGER FUND
                       STATEMENT OF ADDITIONAL INFORMATION


                                 JANUARY 1, 2001


DEFINITIONS
      "Trust"               Liberty Funds Trust II
      "Fund"                Stein Roe Small Cap Tiger Fund
      "Advisor"             Newport Fund Management, Inc., the Fund's investment advisor
      "Administrator"       Colonial Management Associates, Inc., the Fund's administrator
      "LFD"                 Liberty Funds Distributor, Inc., the Fund's distributor
      "LFS"                 Liberty Funds Service, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1980. The Fund, a diversified series of the Trust, commenced investment operations on June 3, 1996, and represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the advisor, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial. Effective June 30, 1998, the Fund changed its name from Colonial Newport Tiger Cub Fund to Newport Tiger Cub Fund. Effective December 29, 1999, the Fund changed its name from Newport Tiger Cub Fund to Stein Roe Small Cap Asian Tiger Fund. Effective May 1, 2000, the Fund changed its name to its current name. Effective April 1, 1999, the Trust changed its name from Colonial Trust II to its current name.


INVESTMENT OBJECTIVE AND POLICIES


The Fund's Prospectus describes the Fund's investment goal and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:


      Small Companies
      Foreign Securities
      Repurchase Agreements
      Foreign Currency Transactions
      Futures Contracts and Related Options

      Money Market Instruments

      Options on Securities

      Other Investment Companies


Except as indicated under "Fundamental Investment Policies," the Funds' investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.




The Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed

        5% of total assets;

4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.      Invest up to 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.


Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.


FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 1.15%.

Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.25% of its average daily net assets and under a separate pricing and bookkeeping agreement, the Fund pays the Administrator a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:

                       0.035% annually on the next $950 million
                       0.025% annually on the next $1 billion
                       0.015% annually on the next $1 billion
                       0.001% annually on the excess over $3 billion


Under the Fund's shareholders' servicing and transfer agency agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of average daily closing value of the total net assets of the Fund for such month. In addition to this compensation, the Fund pays LFS the following fees:



1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS



2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



4.      The Fund's allocated share of LFS reimbursement out-of-pocket expenses.

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS (dollars in thousands)


                                                      Years ended August 31
                                                      ---------------------
                                                  2000         1999        1998
                                                  ----         ----        ----
Management fee                                    $ 156        $ 125        $ 163
Administration fee                                   34           27           34
Bookkeeping fee                                      27           27           27
Shareholder services and transfer agent fee          46           42           48
Fees and expenses waived or borne by
the Advisor/Administrator                          (131)        (146)        (137)


BROKERAGE COMMISSIONS (dollars in thousands)



                                            Years ended August 31
                                            ---------------------
                                           2000      1999      1998
                                           ----      ----      ----
Total commissions                          $28       $46       $98
Directed transactions(a)                     0         0         0
Commissions on directed transactions         0         0         0



(a) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.

TRUSTEES AND TRUSTEES' FEES


For the fiscal year ended August 31, 2000 and the calendar year ended December 31, 1999, the Trustees received the following compensation for serving as Trustees (b):



                                                   Total Compensation
                               Aggregate         from the Fund Complex
                           Compensation from    Paid to the Trustees for
                           the Fund for the         the Calendar Year
                          Fiscal Year Ended         Ended December 31,
Trustee                     August 31, 2000               1999(c)
-------                     ---------------       ---------------------
Robert J. Birnbaum(d)            $161                  $ 97,000
Tom Bleasdale(d)                  579(e)                103,000(f)
John V. Carberry(g)               N/A                     N/A
Lora S. Collins(h)                525                    96,000
James E. Grinnell                 552                   100,000
Richard W. Lowry                  541                    97,000
Salvatore Macera                  528                    95,000
William E. Mayer                  547                   101,000
James L. Moody, Jr.               551(i)                 91,000(j)
John J. Neuhauser                 555                   101,252
Joseph R. Palombo(k)(l)          N/A                     N/A
Thomas E. Stitzel                 529                    95,000
Robert L. Sullivan(m)             372                   104,100
Anne-Lee Verville                 532(n)                 96,000(o)


(b) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(c) At December 31, 1999, the complex consisted of 51 open-end and 8 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 12 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT)(together, the Fund Complex).





(d) Retired as Trustee of the Trust and the Fund Complex effective December 31, 1999.



(e)     Includes $287 payable in later years as deferred compensation.



(f)     Includes $52,000 payable in later years as deferred compensation.

(g) Did not receive compensation because he is an affiliated Trustee and employee of Liberty Financial Companies, Inc. (Liberty Financial).



(h)     Resigned as Trustee of the Trust and the Fund Complex on August 4, 2000.



(i) Total compensation of $551 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(j) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.



(k)     Elected by the Trustees of the Fund Complex on August 23, 2000.



(l) Does not receive compensation because he is an affiliated Trustee and employee of the Administrator.



(m)     Retired as Trustees of the Trust and the Fund Complex on April 30,
        2000..



(n) Total compensation of $532 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(o) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.



For the calendar year ended December 31, 1999, some of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):



                              Total Compensation From
                             Liberty All-Star Funds for
                              the Calendar Year Ended
Trustee                         December 31, 1999(p)
-------                         --------------------
Robert J. Birnbaum                     $25,000
John V. Carberry(q)(r)                   N/A
James E. Grinnell                       25,000
Richard W. Lowry                        25,000
William E. Mayer                        25,000
John J. Neuhauser                       25,000
Joseph R. Palombo(s)(t)                  N/A



(p) The Liberty All - Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).



(q) Did not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.



(r) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000.



(s) Elected by the Trustees and Director of the Liberty All-Star Funds on October 25, 2000.




(t) Does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator.



OWNERSHIP OF THE FUND


As of record on November 30, 2000, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.



As of record on November 30, 2000, the following shareholders of record owned 5% or more of the Fund's then outstanding Class S shares:






US Bank NA Cust IRA                                                7.17%
Nathan Schlessinger

1 E. Wacker Drive
Suite 2600
Chicago, Illinois  60601-1802

Diane G. Haglund                                                   7.48%
Terrence G. Haglund
149 Stone Lake Court
Yorktown, Virginia  23693-3715






As of record on November 30, 2000, there were 89 Class S record holders of the Fund.


CONTINGENT REDEMPTION FEES


For the fiscal year ended August 31, 2000 and 1999 there was $0.23 and $1.61, respectively, attributable to Class S shares in Contingent Redemption Fees charged on Fund share redemptions that were retained by the Fund.


INVESTMENT PERFORMANCE


The Fund's Class S share average annual total returns at August 31, 2000 were:



                                                      Class S Shares
                                                      --------------

                                                               Period June 3, 1996
                                                            (commencement of investment
                                    1 year(u)          operations)through August 31, 2000(u)
                                    ---------          -------------------------------------
                                      9.63%                          (2.67)%



(u) Performance results reflect any voluntary waiver or reimbursement by the Advisor, the Administrator and/or their affiliates of class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding each Fund's cash and securities, receiving and delivering securities and collecting each Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS/AUDITORS


Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. For periods through August 31, 1999, PricewaterhouseCoopers LLP served as the Fund's independent accountants. The Financial Statements incorporated by reference in this SAI have been so incorporated and the financial highlights included in the Prospectus have been so included, in reliance upon said reports of Ernst & Young LLP and of PricewaterhouseCoopers LLP given on the authority of said firms as experts in accounting and auditing






MANAGEMENT OF THE FUND
The Advisor is the investment advisor to the Fund. The Advisor is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings, Inc., (LCH) which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


INVESTMENT DECISIONS. The Advisor acts as investment advisor to the Fund and other funds. The Advisor's affiliate, Newport Pacific, advises other institutional, corporate, fiduciary and individual clients for which Newport Pacific performs various services. The fund and clients advised by the Advisor sometimes invest in securities in which the Funds also invest and sometimes engage in covered option writing programs and enter into transactions utilizing financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

                      LIBERTY INTERMEDIATE GOVERNMENT FUND
                         LIBERTY FEDERAL SECURITIES FUND
                            Series of Liberty Funds
                      Trust II and Liberty Funds Trust III
                       Statement of Additional Information
                                 January 1, 2001



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Intermediate Government Fund and Liberty Federal Securities Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Funds dated January 1, 2001. This SAI should be read together with a Prospectus and the Funds' most recent Annual Report dated August 31, 2000. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Funds' August 31, 2000 Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS


     PART 1                                                         PAGE

     Definitions
     Organization and History
     Investment Objectives and Policies
     Fundamental Investment Policies
     Other Investment Policies
     Portfolio Turnover
     Fund Charges and Expenses
     Investment Performance
     Custodian
     Independent Accountants/Auditors

     PART 2
     Miscellaneous Investment Practices
     Taxes
     Management of the Funds
     Determination of Net Asset Value
     How to Buy Shares
     Special Purchase Programs/Investor Services
     Programs for Reducing or Eliminating Sales Charges
     How to Sell Shares
     Distributions
     How to Exchange Shares
     Suspension of Redemptions
     Shareholder Liability
     Shareholder Meetings
     Performance Measures
     Appendix I
     Appendix II

                                     PART 1


                      LIBERTY INTERMEDIATE GOVERNMENT FUND
                         LIBERTY FEDERAL SECURITIES FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2001



DEFINITIONS
   "Trust II"                 Liberty Funds Trust II
   "Trust III"                Liberty Funds Trust III
   "Intermediate Fund"        Liberty Intermediate Government Fund
   "Federal Securities Fund   Liberty Federal Securities Fund
   "Advisor"                  Colonial Management Associates, Inc., the Funds' investment advisor
   "LFD"                      Liberty Funds Distributor, Inc. the Funds' distributor
   "LFS"                      Liberty Funds Services, Inc., the Funds' shareholder services and transfer agent


ORGANIZATION AND HISTORY


Trust II and Trust III are Massachusetts business trusts organized in 1980 and 1986, respectively. Each Fund, a diversified series of each Trust, represents the entire interest in a separate series of its respective Trust. The Intermediate Fund commenced investment operations on October 13, 1987 and the Federal Securities Fund commenced investment operations on March 30, 1984.


Neither Trust II nor Trust III is required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of Trust II and Trust III that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust II's or Trust III's shares may call meetings to consider removal of Trustees of the relevant Trust. Under certain circumstances, Trust II and Trust III will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the advisor, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial. The Intermediate Fund changed its name from Colonial U.S. Government Fund to Colonial Intermediate U.S. Government Fund on April 30, 1997. Intermediate Fund changed its name from Colonial Intermediate U.S. Government Fund to its current name on July 14, 2000. Federal Securities Fund changed its name from Colonial Federal Securities Fund to its current name on July 14, 2000. Effective April 1, 1999, Trust II changed its name from Colonial Trust II to its current name and Trust III changed its name from Colonial Trust III to its current name.


INVESTMENT OBJECTIVES AND POLICIES


The Funds' Prospectuses describe the Funds' investment objectives and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds:



      Short-Term Trading
      Forward Commitments ("When-Issued" and "Delayed Delivery" Securities) Repurchase Agreements
      Reverse Repurchase Agreements
      Stripped Securities
      Mortgage Dollar Rolls
      Options on Securities
      Futures Contracts and Related Options
      Money Market Instruments
      Mortgage-Backed Securities
      Other Investment Companies

Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of each Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

Each Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;


2. Only own real estate acquired as the result of owning securities; and not more than 5% of total assets;



3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;



4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;



5. Underwrite securities issued by others only when disposing of portfolio securities;



6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and



7. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.


OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;


2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities (Intermediate Fund);


3.   Invest more than 15% of its net assets in illiquid assets; and




Notwithstanding the investment policies and restrictions of the Funds, the Funds may invest all or a portion of their investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Funds.

PORTFOLIO TURNOVER

Portfolio turnover for the last two fiscal years is included in the Prospectuses under "Financial Highlights." High portfolio turnover may cause a Fund to realize capital gains which, if realized and distributed by that Fund, may be taxable to shareholders as ordinary income. High portfolio turnover in a Fund's portfolio may result in correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by that Fund.

FUND CHARGES AND EXPENSES



Under the Intermediate Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, at the following annual rates:
0.60% of the first $1 billion,

0.55% of the next $500 million and 0.50% of any excess over $1.5 billion (subject to any voluntary reductions as the Advisor may agree to periodically).

Under the Federal Securities Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, (subject to any voluntary reductions that the Advisor may agree to periodically), as follows:

          Average Daily Net Assets      Annual Fee Rate
          ------------------------      ---------------
              First $1 billion               0.60%
              Next $1 billion                0.55%
              Next $1 billion                0.50%
              Over $3 billion                0.40%

Under the Funds' pricing and bookkeeping agreement, each Fund pays the Advisor a monthly fee of $2,250 plus the following percentages of each Fund's average daily net assets over $50 million:

               0.035% annually on the next $950 million
               0.025% annually on the next $1 billion
               0.015% annually on the next $1 billion
               0.001% annually on the excess over $3 billion


Under the Funds' shareholders' servicing and transfer agency agreement, each Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the total net assets of each Fund for such month. In addition to this compensation, each Fund pays LFS the following fees:



1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS



2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



4. The Funds' allocated share of LFS reimbursement of out-of pocket expenses.



RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)






                                                 INTERMEDIATE FUND
                                               Years ended August 31
                                               ---------------------
                                             2000      1999      1998
                                             ----      ----      ----
Management fee                             $4,465    $5,757    $6,602
Bookkeeping fee                             1,827       345       387
Shareholder service and transfer agent fee  1,798     2,047     2,277
12b-1 fees:
  Service fee (Classes A, B and C)          1,827     2,387     2,770
  Distribution fee (Class B)                1,797     2,649     3,176
  Distribution fee (Class C)                   19        17         4
Fees or expenses waived or borne by the        --         3        --
Advisor or its affiliates
Fees waived by the Distributor - Class C       (4)       --        --

                                FEDERAL SECURITIES FUND
                                 Years ended August 31
                                 ---------------------
                                2000      1999      1998
                                ----      ----      ----
Management fee                $4,154    $5,047    $5,509
Bookkeeping fee                  252       305       329
Shareholder service and        1,617     1,810     1,902
transfer agent fee
12b-1 fees:
  Service fee (Classes A, B    1,721     2,111     2,281
  and C)
  Distribution fee (Class B)     470       562       482
  Distribution fee (Class C)      35        27         4
Fees or expenses waived or
  borne by the Advisor or
  its affiliates                  --         6        --
Fees waived by Distributor -      (7)       --        --
Class C





BROKERAGE COMMISSIONS (dollars in thousands)



                                               INTERMEDIATE FUND
                                             Years ended August 31
                                             ---------------------
                                    2000           1999             1998
Total commissions                    $1             $1                $0
Directed transactions(a)              0              0                 0
Commissions on directed               0              0                 0
transactions




                                            FEDERAL SECURITIES FUND
                                             Years ended August 31
                                             ---------------------
                                    2000           1999             1998
                                    ----           ----             ----
Total commissions                   $17             $2              $(g)
Directed transactions(a)              0              0                0
Commissions on directed               0              0                0
transactions



(a) See "Management of the Funds - Portfolio Transactions - Brokerage and Research Services" in Part 2 of this SAI.



(b) Rounds to less than one.


TRUSTEES AND TRUSTEES' FEES


For the fiscal year ended August 31, 2000 and the calendar year ended December 31, 1999, the Trustees received the following compensation for serving as Trustees (c):



                                                                                     Total
                                  Aggregate              Aggregate               Compensation
                                Compensation           Compensation              From the Fund
                                    From               From Federal              Complex Paid to
                                Intermediate         Securities Fund               the Trustees
                                Fund for the          for the Fiscal                  for the
                                 Fiscal Year            Year Ended                 Calendar Year
Trustee                    Ended August 31, 2000      August 31, 2000        Ended December 31, 1999(d)
-------                    ---------------------      ---------------        --------------------------
Robert J. Birnbaum(e)              $1,029                   $941                     $ 97,000
Tom Bleasdale                       3,484(f)               3,250(g)                   103,000(h)
John V. Carberry(i)(j)                N/A                    N/A                          N/A
Lora S. Collins                     3,162                  2,949                       96,000

James E. Grinnell                   3,327                  2,638                      100,000
Richard W. Lowry                    3,253                  3,053                       97,000
Salvatore Macera                    3,182                  2,968                       95,000
William E. Mayer                    3,296                  3,074                      101,000
James L. Moody, Jr.                 3,312(k)               3,093(l)                    91,000(m)
John J. Neuhauser                   3,333                  3,105                      101,252
Joseph R. Palombo(n)(o)               N/A                    N/A                          N/A
Thomas E. Stitzel                   3,183                  2,969                       95,000
Robert L. Sullivan(p)               2,206                  2,039                      104,100
Anne-Lee Verville                   3,206(q)               2,990(r)                    96,000(s)



(c) The Funds do not currently provide pension or retirement plan benefits to the Trustees.



(df) At December 31, 1999, the complex consisted of 51 open-end and 8 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 12 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Fund Complex).



(e) Retired as trustee of Trust II, Trust III and the Fund Complex effective December 31, 1999.



(f)  Includes $1,752 payable in later years as deferred compensation.



(g)  Includes $1,629 payable in later years as deferred compensation.



(h)  Includes $52,000 payable in later years as deferred compensation.



(i) Did not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.



(j) Resigned as Trustee of Trust II, Trust III and the Fund Complex on August 4, 2000.



(k) Total compensation of $3,312 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(l) Total compensation of $3,093 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(m) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.



(n)  Elected by the Trustees of the Fund Complex on August 23, 2000.



(o) Does not receive compensation because he is an affiliated Trustee and Employee of the Advisor.



(p) Retired as Trustee of Trust II, Trust III and the Fund Complex on April 30, 2000.



(q) Total compensation of $3,206 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(r) Total compensation of $2,990 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(s) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.



For the fiscal year ended December 31, 1999, some of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):



                                Total Compensation From
                                Liberty All-Star Funds
                                 For The Calendar Year
                                  Ended December 31,
Trustee                                 1999(t)
-------                         -----------------------
Robert J. Birnbaum                      $25,000
John V. Carberry(u)(v)                    N/A
James E. Grinnell                        25,000
Richard W. Lowry                         25,000
William E. Mayer                         25,000
John J. Neuhauser                        25,000
Joseph R. Palombo(w)(x)                  N/A

(t) The Liberty All - Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).



(u) Did not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.



(v) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000.



(w) Elected by the Trustees and Director of the Liberty All-Star Funds on October 25, 2000.



(x) Does not receive compensation because he is an affiliated Trustee and Director and an employee of the Administrator.


OWNERSHIP OF THE FUNDS

As of record on November 30, 2000, the officers and trustees of Trust II and Trust III owned less than 1% of the then outstanding shares of the Funds.



As of record on November 30, 2000, the following shareholders of record owned 5% or more of one or more of each class of the Funds' outstanding shares:



Class B shares of the Intermediate Fund
Merrill Lynch Pierce Fenner & Smith                      7.17%
for the Sole Benefit of its Customers
Attn: Fund Administration #97E96
4800 Deer Lake Drive East 2nd Floor,
Jacksonville, FL  32246-6484


Class C shares of the Intermediate Fund
Merrill Lynch Pierce Fenner & Smith                     13.30%
for the Sole Benefit of its Customers
Attn: Fund Administration #97RE2
4800 Deer Lake Drive East 2nd Floor,
Jacksonville, FL  32246-6484


The Reese Family Partnership                             5.67%
17317 Wood Road
Bow, WA 98232-9578


LPL Financial Services                                   7.98%
A/C 1370-3603
9785 Towne Centre Drive
San Diego, CA 92121-1968


Class Z shares of the Intermediate Fund
Colonial Counselor Select Income Portfolio              34.65%
c/o Christie McCullough
245 Summer Street
Boston, MA 02210-1133


Colonial Counselor Select Balanced Portfolio            64.09%
c/o Christie McCullough
245 Summer Street
Boston, MA 02210-1133


Class A shares of the Federal Securities Fund
Merrill Lynch Pierce Fenner & Smith                      6.33%
for the Sole Benefit of its Customers
Attn: Fund Administration #97425
4800 Deer Lake Drive East 2nd Floor,
Jacksonville, FL  32246-6484


Class B shares of the Federal Securities Fund
Merrill Lynch Pierce Fenner & Smith                     10.39%
for the Sole Benefit of its Customers
Attn: Fund Administration #97716
4800 Deer Lake Drive East 2nd Floor,
Jacksonville, FL  32246-6484


Class C shares of the Federal Securities Fund
NFSC FEBO #W73-778559                            5.62%
NFSC/FMTC IRA Rollover
FBO Gary E. Johnson
19721 Lusk Ave.
Cerritos, CA 90703-6732


Merrill Lynch Pierce Fenner & Smith                      5.42%
for the Sole Benefit of its Customers
Attn: Fund Administration #97RE1
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL 32246-6484


The Simsbury Fire District                              14.53%
871 Hopmeadow Street
Simsbury, CT 06070-1821


Dental Laboratory Assoc. of the State of New York        6.17%
A Corporation
c/o Mark Polevoy
#1 Barstow Road Suite P20
Great Neck, NY 11021


LPL Financial Services                                   5.71%
A/C 6763-5066
9785 Towne Centre Drive
San Diego, CA 92121-1968


Class Z shares of the Federal Securities Fund
Colonial Management Associates                  100%
Attn:  Finance Dept.
One Financial Center
Boston, MA 02111-2621

As of record on November 30, 2000, there were 25,023 Class A, 8,496 Class B, 144 Class C and 5 Class Z record holders of the Intermediate Fund.



As of record on November 30, 2000, there were 28,819 Class A, 2,920 Class B, 134 Class C and 1 Class Z record holders of the Federal Securities Fund.


SALES CHARGES (dollars in thousands)





                                              INTERMEDIATE FUND
                                                Class A Shares
                                            Years ended August 31
                                            ---------------------
                                          2000       1999       1998
                                          ----       ----       ----
Aggregate initial sales charges on        $13        $439       $212
Fund share sales
Initial sales charges retained by LFD      13          36         25
Aggregate CDSC on Fund redemptions          9           5         (w)
retained by LFD



                                                   FEDERAL SECURITIES FUND
                                                       Class A Shares
                                                    Years ended August 31
                                                    ---------------------
                                           2000             1999             1998
                                           ----             ----             ----
Aggregate initial sales charges on
Fund share sales                            $14            $2,003            $169
Initial sales charges retained by LFD        14                43              20
Aggregate CDSC on Fund redemptions
retained by LFD                               8                 1               0



                                             INTERMEDIATE FUND
                                               Class B Shares
                                           Years ended August 31
                                           ---------------------
                                         2000       1999       1998
                                         ----       ----       ----
Aggregate CDSC on Fund redemptions       $307       $441       $947
retained by LFD



                                                  FEDERAL SECURITIES FUND
                                                       Class B Shares
                                                   Years ended August 31
                                                   ---------------------
                                           2000             1999            1998
                                           ----             ----            ----
Aggregate CDSC on Fund redemptions         $214             $209            $156
retained by LFD






                                             INTERMEDIATE FUND
                                               Class C Shares
                                           Years ended August 31,
                                           ----------------------


                                         2000       1999       1998
                                         ----       ----       ----
Aggregate CDSC on Fund redemptions        $3         $5         $1
retained by LFD



                                          FEDERAL SECURITIES FUND
                                               Class C Shares
                                           Years ended August 31,
                                           ----------------------
                                         2000       1999       1998
                                         ----       ----       ----
Aggregate CDSC on Fund redemptions        $1         $1         $2
retained by LFD




(w)Rounds to less than one.


12B-1 PLANS, CDSC AND CONVERSION OF SHARES


The Funds offer four classes of shares - Classes A, B, C and Z. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) for each Fund pursuant to Rule 12b-1 under the Act. . Each Fund pays LFD monthly a service fee at an annual rate of 0.25% of the net assets attributed to Class A, Class B and Class C shares and a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. LFD has voluntarily agreed to waive 0.15% of the Intermediate Fund's and the Federal Securities Fund's Class C share distribution fees. LFD may terminate this waiver at any time without shareholder approval. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial services firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.


The Plans authorize any other payments by each Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of each Fund's shares.

The Trustees believe the Plans could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of Trust II and Trust III and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees of Trust II and Trust III who are not interested persons of Trust II and Trust III are effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase for the Intermediate Fund and the Federal Securities Fund, depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Each of the Federal Securities Fund's and the Intermediate Fund's Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus for the Funds' Class A, Class B and Class C shares.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, which are not subject to the distribution fee, having an equal value. Class C shares do not convert. See the Prospectuses for a description of the different programs.



SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Funds for the fiscal year ended August 31, 2000 were:






                                                      INTERMEDIATE FUND
                                      Class A Shares    Class B Shares     Class C Shares
                                      --------------    --------------     --------------
Fees to FSF                               $1,352              $645              $14
Cost of sales material relating to
   the Fund (including Printing
   and mailing expenses)                     253                22                1
Allocated travel, entertainment
   and other Promotional expenses
   (including advertising)                   234                21                1




                                                     FEDERAL SECURITIES FUND
                                      Class A Shares      Class B Shares    Class C Shares
                                      --------------      --------------    --------------
Fees to FSFs                              $1,605              $507               $14
Cost of sales material relating to
   the Fund (including Printing               76                24                 3
   and mailing expenses)
Allocated travel, entertainment
   and other promotional Expenses             67                21                 3
   (including advertising)


INVESTMENT PERFORMANCE


The Funds' Class A, Class B and Class C yields and adjusted yields for the month ended August 31, 2000 were:






                                             INTERMEDIATE FUND
                      Class A Shares   Class B Shares    Class C Shares     Class Z Shares
                      --------------   --------------    --------------     --------------
Yield                     5.21%             4.71%             4.86%              5.73%
Yield Without Waiver        --                --              4.69%                --



                                          FEDERAL SECURITIES FUND
                      Class A Shares    Class B Shares     Class C Shares      Class Z Shares
                      --------------    --------------     --------------      --------------
Yield                       5.61%            5.13%              5.25%               6.16%
Yield Without Waiver        ---               ---               5.09%                ---


The Funds' Class A, Class B, Class C and Class Z share average annual total returns for the period ended August 31, 2000 were:

                                       INTERMEDIATE FUND
                                        Class A Shares
                          1 Year            5 Years           10 Years
                          ------            -------           --------
With sales charge of       0.74%             4.32%              5.56%
   4.75%
Without sales charge       5.77%             5.34%              6.08%



                                     FEDERAL SECURITIES FUND
                                         Class A Shares
                          1 Year             5 Years            10 Years
                          ------             -------            --------
With sales charge of       1.19%               4.40%              6.96%
   4.75%
Without sales charge       6.23%               5.42%              7.48%






                                               INTERMEDIATE FUND
                                                 Class B Shares
                           1 Year                   5 Years            10 Years(y)
                           ------                   -------            -----------
With applicable CDSC   (0.01% (5.00% CDSC)     4.23% (2.00% CDSC)         5.43%
Without CDSC            4.98%                  4.56%                      5.43%



                                              FEDERAL SECURITIES FUND
                                                  Class B Shares
                           1 Year                     5 Years              10 Years(y)
                           ------                     -------              -----------
With applicable CDSC    0.50% (5.00% CDSC)        4.31% (2.00% CDSC)          6.81%
Without CDSC            5.44%                     4.63%                       6.81%





                                         INTERMEDIATE FUND
                                          Class C Shares
                            1 Year          5 Years(ad)           10 Years(ad)
                            ------          -----------           ------------

With applicable CDSC(x)       4.14%(1.00% CDSC)       4.94%(0.00% CDSC)       5.87%
Without CDSC(x)               5.14%                   4.94%                   5.87%



                                             FEDERAL SECURITIES FUND
                                                 Class C Shares
                               1 Year              5 Years(y)            10 Years(y)
                               ------              ----------            -----------
With applicable CDSC(x)    4.61%(1.00% CDSC)    5.01% (0.00% CDSC)           7.27%
Without CDSC(x)            5.60%                5.01%                        7.27%




                                             INTERMEDIATE FUND
                                             Class Z Shares (y
                            1 Year            5 Years               10 Years
                            ------            -------               --------
                             6.03%             5.43%                  6.12%




                                      FEDERAL SECURITIES FUND
                                        Class Z Shares (y)
                            1 Year            5 Years               10 Years
                            ------            -------               --------
                            6.50%              5.50%                  7.53%



(x) Performance results reflect any voluntary waiver or reimbursement by the Advisor and its affiliates of class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectuses for details.



(y) Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class B and Class C shares would be lower and for Class Z shares would be higher, since Class Z shares are not subject to sales charges or 12b-1 fees. Class A shares were initially offered on October 13, 1987 and March 30, 1984 for the Intermediate Fund and Federal Securities Fund, respectively. Class B shares were initially offered on June 8, 1992 for the Intermediate Fund and Federal Securities Fund. Class C shares were initially offered on August 1, 1997 for the Intermediate Fund and Federal Securities Fund. Class Z shares were initially offered on January 29, 1999 and January 11, 1999 for the Intermediate Fund and Federal Securities Fund, respectively.



See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Funds' custodian. The custodian is responsible for safeguarding and controlling each Fund's cash and securities, receiving and delivering securities and collecting each Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Funds' independent accountants, providing audit services, tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                       LIBERTY SHORT TERM GOVERNMENT FUND
                        Series of Liberty Funds Trust II
                       Statement of Additional Information
                                 January 1, 2001



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Liberty Short Term Government Fund (the Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated January 1, 2001. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated August 31, 2000. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Fund's August 31, 2000 Annual Report are incorporated in this SAI by reference.



Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.


TABLE OF CONTENTS


        PART 1                                                                                       PAGE
        Definitions
        Organization and History
        Investment Objectives and Policies
        Fundamental Investment Policies
        Other Investment Policies
        Portfolio Turnover
        Fund Charges and Expenses
        Investment Performance
        Custodian
        Independent Accountants/Auditors

        PART 2

        Miscellaneous Investment Practices
        Taxes
        Management of the Funds
        Determination of Net Asset Value
        How to Buy Shares
        Special Purchase Programs/Investor Services
        Programs for Reducing or Eliminating Sales Charges
        How to Sell Shares
        Distributions
        How to Exchange Shares
        Suspension of Redemptions
        Shareholder Liability
        Shareholder Meetings
        Performance Measures
        Appendix I
        Appendix II

                                     PART 1


                       LIBERTY SHORT TERM GOVERNMENT FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2001



DEFINITIONS
    "Trust II"                            Liberty Funds Trust II
     Fund"                                Liberty Short Term Government Fund
    "Advisor"                             Colonial Management Associates, Inc., the Fund's investment advisor
    "LFD"                                 Liberty Funds Distributor, Inc. the Fund's distributor
    "LFS"                                 Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent



ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1980. The Fund, a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on October 1, 1992.



The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.



On November 1, 2000 Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the Advisor, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial. The Fund changed its name from Colonial Adjustable Rate U.S. Government Fund to Colonial Short Duration U.S. Government Fund on December 27, 1996. The Fund changed its name from Colonial Short Duration U.S. Government to its current name on July 14, 2000. The Trust changed its name from Colonial Trust II to its current name on April 1, 1999.



INVESTMENT OBJECTIVES AND POLICIES
The Fund's Prospectus describes the Fund's investment objectives and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that maybe utilized by the Fund:


         Short-Term Trading
         Forward Commitments ("When-Issued" and "Delayed Delivery" Securities) Repurchase Agreements
         Reverse Repurchase Agreements
         Stripped Securities
         Mortgage Dollar Rolls
         Options on Securities
         Futures Contracts and Related Options
         Money Market Instruments
         Mortgage-Backed Securities
         Other Investment Companies

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.



FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.


Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.


The Fund may:



1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;



2. Invest up to 5% of its net assets in real estate only as a result of owning securities;



3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;



4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;



5. Underwrite securities issued by others only when disposing of portfolio securities;



6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and



7. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.



OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:


1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3.      Invest more than 15% of its net assets in illiquid assets; and


4.      Invest in or write futures and options.



Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of their investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.



PORTFOLIO TURNOVER
Portfolio turnover for the last two fiscal years is included in the Prospectus under "Financial Highlights." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover in the Fund's portfolio may result in correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund.



FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, at the annual rate of 0.55% (subject to any voluntary reductions that the Advisor may agree to periodically).

Under the Fund's pricing and bookkeeping agreement, the Fund pays the Advisor a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:



                     0.035% annually on the next $950 million
                     0.025% annually on the next $1 billion
                     0.015% annually on the next $1 billion
                     0.001% annually on the excess over $3 billion



Under the Fund's shareholders' servicing and transfer agency agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the total net assets of the Fund for such month. In addition to this compensation, the Fund pays LFS the following fees:



1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS



2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS



4. The Fund's allocated share of LFS reimbursement of out-of pocket expenses.



RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)



                                                                         Years ended August 31
                                                                         ---------------------
                                                                   2000           1999          1998
                                                                   ----           ----          ----
Management fee                                                     $130           $132           $71
Bookkeeping fee                                                      27             27            27
Shareholder service and transfer agent fee                           63             50            26
12b-1 fees:
  Service fee (Classes A, B and C)                                   50             50            26
  Distribution fee (Class B)                                         50             52            28
  Distribution fee (Class C)                                          7              6             2
Fees or expenses waived or borne by the Advisor or its
affiliates                                                         (151)          (165)         (142)

BROKERAGE COMMISSIONS (dollars in thousands)
The Fund did not pay any brokerage commissions for the fiscal years ended August 31, 2000, 1999 and 1998.






TRUSTEES AND TRUSTEES' FEES
For the fiscal year ended August 31, 2000 and the calendar year ended December 31, 1999, the Trustees received the following compensation for serving as Trustees (a):



                                   Aggregate                                                             Total Compensation
                               Compensation From                                                        From the Fund Complex
                               the Fund for the                                                         Paid to the Trustees
                               Fiscal Year Ended                                                        for the Calendar Year
Trustee                         August 31, 2000                                                       Ended December 31, 1999(bf)
-------                         ---------------                                                       ---------------------------
Robert J. Birnbaum(c)                 $173                                                                    $ 97,000
Tom Bleasdale                          617(d)                                                                  103,000(e)
John V. Carberry(f)(g)                 N/A                                                                        N/A
Lora S. Collins                        560                                                                      96,000
James E. Grinnell                      589                                                                     100,000
Richard W. Lowry                       576                                                                      97,000
Salvatore Macera                       564                                                                      95,000
William E. Mayer                       583                                                                     101,000

James L. Moody, Jr.                    587(h)                                                                   91,000(i)
John J. Neuhauser                      591                                                                     101,252
Joseph R. Palombo (j)(k)               N/A                                                                         N/A
Thomas E. Stitzel                      564                                                                      95,000
Robert L. Sullivan(l)                  396                                                                     104,100
Anne-Lee Verville                      568(m)                                                                   96,000(n)



(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.



(b) At December 31, 1999, the complex consisted of 51 open-end and 8 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 12 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Fund Complex).



(c) Retired as trustee of the Trust and the Fund Complex effective December 31, 1999.



(d) Includes $306 payable in later years as deferred compensation.



(e) Includes $52,000 payable in later years as deferred compensation.



(f) Did not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.



(g) Resigned as Trustee of Trust and the Fund Complex on August 4, 2000.



(h) Total compensation of $587 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(i) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.



(j) Elected by the Trustees of the Fund Complex on August 23, 2000.



(k) Does not receive compensation because he is an affiliated Trustee and Employee of the Advisor.



(l) Retired as Trustee of Trust and the Fund Complex on April 30, 2000.



(m) Total compensation of $568 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.



(n) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.



For the fiscal year ended December 31, 1999, some of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):



                                                        Total Compensation From
                                                    Liberty All-Star Funds For The
Trustee                                        Calendar Year Ended December 31, 1999(o)
-------                                        ----------------------------------------
Robert J. Birnbaum                                          $25,000
John V. Carberry(p)(q)                                        N/A
James E. Grinnell                                            25,000
Richard W. Lowry                                             25,000
William E. Mayer                                             25,000
John J. Neuhauser                                            25,000
Joseph R. Palombo (r)(s)                                      N/A



(o) The Liberty All - Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).



(p) Did not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.



(q) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000.



(r) Elected by the Trustees and Director of the Liberty All-Star Funds on October 25, 2000.

(s) Does not receive compensation because he is an affiliated Trustee and Director and an employee of the Administrator.






OWNERSHIP OF THE FUND
As of record on November 30, 2000, the officers and trustees of the Trust owned less than 1% of the then outstanding shares of the Fund.



As of record on November 30, 2000, the following shareholders of record owned 5% or more of one or more of each class of the Fund's outstanding shares:


Class A

NFSC FEBO #ATL-403911                                    9.51%
Transport Insurance Company Trust Account
Attn:  Bill Herm
4100 Harry Hines
Dallas, TX 75219-3207

Legg Mason Wood Walker Inc.                              6.09%
311-02253-19
PO Box 1476
Baltimore, MD 21202

Dean Witter for the Benefit of                                  10.77%
Robert B. Helmand
PO Box 250 Church Street Station
New York, NY 10008-0250

Enele Co.                                                5.22%
FBO #02 5624
c/o Copper Mountain Trust
601 SW Second Avenue Ste 1800
Portland, OR 97204-3171

Dean Witter for the Benefit of                                  14.35%
Robert B. Helmand TTEE
PO Box 250 Church Street Station
New York, NY 10008-0250


Class B
:
Merrill Lynch Pierce Fenner & Smith                             6.07%
for the Sole Benefit of its Customers
Attn: Fund Administration #97AX6
Jacksonville, FL  32246


Class C

Investors Bank & Trust Rollover IRA                              9.63%
Michael Lutsky
4601 Brewster Lane
Tarzana, CA 91356-4801

Merrill Lynch Pierce Fenner & Smith                              5.85%
For the Sole Benefit of Its Customers
Attn:  Fund Administration #97RE3
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

USB Piper Jaffray As Cust                                        6.78%
FBO John S. Hoffman
IRA 700 241130
800 Nicollet Mall
Minneapolis, MN 55402-7000

Painewebber for the Benefit of                           5.20%
St Philips Episcopal Church
Fund B
Attn:  Chisolm Leonard
142 Church Street
Charleston, SC 29401-2814

Painewebber for the Benefit of                          11.51%
St Philips Episcopal Church
Fund C
Attn:  Chisolm Leonard
142 Church Street
Charleston, SC 29401-2814












As of record on November 30, 2000, there were 326 Class A, 689 Class B and 160 Class C record holders of the Fund.

SALES CHARGES (dollars in thousands)


                                                                        Class A Shares
                                                                    Years ended August 31
                                                                    ---------------------
                                                             2000            1999            1998
                                                             ----            ----            ----
Aggregate initial sales charges on Fund share sales            $1             $72             $7
Initial sales charges retained by LFD                           1               5            (qb)
Aggregate contingent deferred sales charge (CDSC)
  on Fund redemptions retained by LFD                          10               1             11







                                                                        Class B Shares
                                                                    Years ended August 31
                                                                    ---------------------
                                                             2000            1999            1998
                                                             ----            ----            ----
Aggregate CDSC on Fund redemptions retained by LFD           $44             $30             $15






                                                                        Class C Shares
                                                                    Years ended August 31
                                                                    ---------------------
                                                             2000            1999            1998
                                                             ----            ----            ----
Aggregate CDSC on Fund redemptions retained by LFD            $2              $6             (qb)

(qb) Rounds to less than one.



12B-1 PLAN, CDSC AND CONVERSION OF SHARES
The Fund offers three classes of shares - Classes A, B and C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) for the Fund pursuant to Rule 12b-1 under the Act. The Fund pays LFD monthly a service fee at the annual rate of 0.20%, 0.20% and 0.25% of the net assets of its Class A, Class B and Class C shares, respectively. The Fund also pays LFD monthly a distribution fee at the annual rate of 0.65% and 0.15% of the average daily net assets of its Class B and Class C shares, respectively. . LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial services firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.



The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Fund's shares.



The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust I who are not interested persons of the Trust are effected by such disinterested Trustees.



Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus for the Fund's Class A, Class B and Class C shares.



No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.



A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, which are not subject to the distribution fee, having an equal value. Class C shares do not convert. See the Prospectus for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund for the fiscal year ended August 31, 2000 were:



                                                                          SHORT TERM FUND
                                                       --------------------------------------------------------
                                                       Class A Shares      Class B Shares        Class C Shares
                                                       --------------      --------------        --------------
Fees to FSFs                                                 $53                $102                  $19
Cost of sales material relating to the Fund
(including Printing and mailing expenses)                     28                  12                    7
Allocated travel, entertainment and other
promotional expenses (including advertising)                  22                  10                    5






INVESTMENT PERFORMANCE
The Fund's' Class A, Class B and Class C yields and adjusted yields for the month ended August 31, 2000 were:



                                      Class A Shares               Class B Shares               Class C Shares
                                      --------------               --------------               --------------
Yield                                      5.60%                        5.12%                        5.58%
Yield Without Waiver                       4.97%                        4.48%                        4.95%






The Fund's Class A, Class B, Class C and Class Z share average annual total returns for the period ended August 31, 2000 were:



                                                      Class A Shares
                                        -------------------------------------------------------------------
                                                                               Period October 1, 1992
                                                                            (commencement of investment
                                        1 Year             5 Years      operations) through August 31, 2000
                                        ------             -------      -----------------------------------
With sales charge of 3.25%(ac)          2.02%               4.59%                      4.42%
Without sales charge(ac)                5.45%               5.28%                      4.85%

                                                               Class B Shares
                                   ------------------------------------------------------------------------------------------
                                                                                             Period October 1, 1992
                                                                                           (commencement of investment
                                         1 Year                  5 Years              operations) through August 31, 2000(ad)
                                         ------                  -------              ---------------------------------------
With applicable CDSC(ac)           0.79% (4.00% CDSC)         4.60% (0.00% CDSC)                      4.20%
Without CDSC(ac)                   2.38%  4.77%               4.60%                                   4.20%






                                                             Class C Shares
                                   ----------------------------------------------------------------------------------------
                                                                                             Period October 1, 1992
                                                                                           (commencement of investment
                                         1 Year                  5 Years(ad)        operations) through August 31, 2000(ad)
                                         ------                  ----------         ---------------------------------------
With applicable CDSC(ac)           4.25% (1.00% CDSC)         5.07% (0.00% CDSC)                      4.70%
Without CDSC(ac)                   2.38%  5.24%               5.07%                                   4.70%

(ac) Performance results reflect any voluntary waiver or reimbursement by the Advisor and its affiliates of class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.



(ad) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class B and Class C shares would be lower. Class A shares were initially offered on October 1, 1992, Class B shares were initially offered on February 1, 1993. and Class C shares were initially offered on January 4, 1995. for the Fund.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.


CUSTODIAN
The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, receiving and delivering securities and collecting each Fund's interest and dividends.



INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants, providing audit services, tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

PART C.      OTHER INFORMATION

Item 23.     Exhibits:
             ---------

  Liberty Intermediate Government Fund (LIGF)
  (formerly Colonial Intermediate U.S. Government Fund)
  Liberty Short Term Government Fund (LSTGF)
  (formerly Colonial Short Duration U.S. Government Fund)
  Stein Roe Small Cap Tiger Fund (SRSCTF)
  (formerly Stein Roe Small Cap Asian Tiger Fund)
  Liberty Newport Japan Opportunities Fund (LNJOF)
  (formerly Newport Japan Opportunities Fund)
  Liberty Newport Greater China Fund (LNGCF)
  (formerly Newport Greater China Fund)

  (a)(1)     Amendment No. 5 to the Agreement and Declaration of Trust (6)

  (a)(2)     Amendment No. 6 to the Agreement and Declaration of Trust (7)

  (b)        Amended By-Laws dated 4/1/99 (7)

  (c)        Form of Specimen of Share Certificate - filed as Exhibit 4 in Part
             C, Item 24(b) of Post-Effective Amendment No. 45 to the
             Registration Statement on Form N-1A of Liberty Funds Trust IV (File
             Nos. 2-62492 and 811-2865), filed with the Commission on or about
             March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

  (d)(1) Form of Management Agreement between Liberty Funds Trust II on behalf of LIGF and Colonial Management Associates, Inc.(1)

  (d)(2) Form of Management Agreement between Liberty Funds Trust II on behalf of LSTGF and Colonial Management Associates, Inc.(1)

  (d)(3) Form of Management Agreement between Liberty Funds Trust II on behalf of LNJOF and SRSCTF and Colonial Management Associates,
             Inc.(2)

  (d)(4) Form of Management Agreement between Liberty Funds Trust II on behalf of LNGCF and Colonial Management Associates, Inc.(3)

  (e)(1)     Distribution Agreement between the Registrant and Liberty Funds
             Distributor, Inc. - filed as Exhibit 6.(a) in Part C, Item 24(b) of
             Post-Effective Amendment No. 17 to the Registration Statement on
             Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and
             811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

  (e)(2)     Appendix I to the Distribution Agreement between the Registrant and
             Liberty Funds Distributor, Inc. - filed as Exhibit(e)(2) in Part C,
             Item 23 of Post-Effective Amendment No. 28 to the Registration
             Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

  (e)(3)     12b-1 Plan Implementing Agreement between the Registrant and
             Liberty Funds Distributor, Inc. - filed as Exhibit 6.(b) in Part C,
             Item 24(b) of Post-Effective Amendment No. 17 to the Registration
             Statement on Form N-1A of Liberty Funds Trust VI (File Nos.
             33-45117 and 811-6529), filed with the Commission on or about May
             24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

  (e)(4)     Appendix I to the 12b-1 Plan Implementing Agreement between the
             Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit
             (e)(4) in Part C, Item 23 of Post-Effective Amendment No. 28 to the
             Registration Statement on Form N-1A of Liberty Funds Trust V (File
             Nos. 33-12109 and 811-5030), filed with the Commission on or about
             November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement.

  (e)(5)     Form of Selling Agreement - filed as Exhibit 6.(b) in Part C, Item
             24(b) of Post-Effective Amendment No. 49 to the Registration
             Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about November 20, 1998, and is hereby incorporated by reference and made a part of this Registration Statement

  (e)(6)     Form of Asset Retention Agreement - filed as Exhibit 6.(d) in Part
             C, Item 24(b) of Post-Effective Amendment No. 10 to the
             Registration Statement on Form N-1A of Liberty Funds Trust VI (File
             Nos. 33-45117 and 811-6529), filed with the Commission on or about
             September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

  (e)(7)     Form of Dealer Manager Agreement (LNGCF)(4)

  (f)        Not Applicable

  (g)(1)     Global Custody Agreement with The Chase Manhattan Bank - filed as
             Exhibit 8. to Part C, Item 24(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N1-A of Liberty Funds Trust
             VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 24, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

  (g)(2)     Amendment No. 13 to Appendix A of Global Custody Agreement with The
             Chase Manhattan Bank - filed as Exhibit (g)(2) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on
             Form N-1A of Liberty Funds Trust I (File Nos. 2-41291 and
             811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

  (h)(1)     Amended and Restated Shareholders' Servicing and Transfer Agent
             Agreement as amended - filed as Exhibit 9(b) to Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on
             Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and
             811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

  (h)(2)     Amendment No. 18 to Schedule A of Amended and Restated
             Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective
             Amendment No. 62 to the Registration Statement on Form N-1A of
             Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about May 17, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

  (h)(3)     Amendment No. 24 to Appendix I of Amended and Restated
             Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit (h)(5) in Part C, Item 23 of Post-Effective
             Amendment No. 29 to the Registration Statement on Form N-1A of
             Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration
             Statement

  (h)(4)     Pricing and Bookkeeping Agreement - filed as Exhibit 9(b) in Part
             C, Item 24(b) of Post-Effective Amendment No. 10 to the
             Registration Statement of Form N-1A of Liberty Funds Trust VI (File
             Nos. 33-45117 and 811-6529), filed with the Commission on or about
             September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

  (h)(5) Amendment to Appendix I of Pricing and Bookkeeping Agreement - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective
             Amendment No. 29 to the Registration Statement on Form N-1A of
             Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration
             Statement

  (h)(6) Amended and Restated Credit Agreement with Bank of America - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment
             No. 110 to the Registration Statement on Form N-1A of Liberty Funds
             Trust III (File Nos. 2-15184 and 811-881), filed with the
             Commission on or about August 12, 1999, and is hereby incorporated by reference and made part of this Registration Statement

  (h)(7)     Amendment dated June 30, 2000 to the Amended and Restated Credit
             Agreement - filed as Exhibit (h)(9) in Part C, Item 23 of
             Post-Effective Amendment No. 115 to the Registration Statement on
             Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 and
             811-881), filed with the Commission on or about October 4, 2000, and is hereby incorporated by reference and made part of this Registration Statement

  (h)(8)     Form of Administration Agreement with Colonial Management
             Associates, Inc.(SRSCTF)(LNJOF)(2)

  (h)(9)     Form of Administration Agreement Colonial Management Associates,
             Inc.(LNGCF)(3)

  (h)(10) Form of Securities Lending Agreement between the Registrant, on behalf of SRSCTF, LNJOF and LNGCF, and The Chase Manhattan Bank(8)

  (i)        Opinion and Consent of Counsel(8)

  (j)(1)     Consent of Independent Accountants (PWC)

  (j)(2)     Consent of Independent Accountants (E&Y)

  (k)        Not Applicable

  (l)        Not Applicable

  (m)        Rule 12b-1 Distribution Plan - filed as Exhibit (m) in Part C, Item
             23 of Post-Effective Amendment No. 117 to the Registration
             Statement on Form N-1A of Liberty Funds Trust III (File Nos.
             2-15184 and 811-881), filed with the Commission on or about
             December 22, 2000, and is hereby incorporated by reference and made part of this Registration Statement

  (n)        Not applicable

  (o)        Plan pursuant to Rule 18f-3(d) under the Investment Company Act of
             1940 - filed as Exhibit (o) in Part C, Item 23 of Post-Effective
             Amendment No. 63 to the Registration Statement on Form N-1A of
             Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration
             Statement

  (p)        Code of Ethics of the Liberty Financial Companies, Inc., - filed in
             Part C, Item 23 of Post-Effective Amendment No. 27 to the
             Registration Statement of Liberty Funds Trust V, (File Nos.
             33-12109 and 811-5030), filed with the Commission on or about
             August 31, 2000, and is hereby incorporated and made a part of this Registration Statement

Power of Attorney for: Tom Bleasdale, John V. Carberry, Lora S. Collins, James
E. Grinnell, Richard W. Lowry, Salvatore Macera, William E. Mayer, James L. Moody, Jr., John J. Neuhauser, Thomas E. Stitzel and Anne-Lee Verville - filed with Part C, Item 23 of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about May 17, 2000 and is hereby incorporated by reference and made a part of this Registration Statement

Power of Attorney for: Joseph R. Palombo - filed in Part C, Item 23 of Post-Effective Amendment No. 27 to the Registration Statement of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030) filed with the Commission on or about August 31, 2000, and is hereby incorporated and made a part of this Registration Statement



-------------------------------------

Not all footnotes listed below will be applicable to this filing.

(1) Incorporated by reference from Post-Effective Amendment No. 24 filed on December 11, 1995.

(2) Incorporated by reference from Post-Effective Amendment No. 25 filed on March 20, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 29 filed on March 11, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 30 filed on June 23, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 33 filed on December 22, 1997.

(6) Incorporated by reference to Post-Effective Amendment No. 36 filed on October 30, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 41 filed on August 27, 1999.

(8) Incorporated by reference to Post-Effective Amendment No. 45 filed on December 29, 1999.


Item 24.          Persons Controlled by or under Common Group Control with
                  Registrant


                  None

Item 25.          Indemnification

                  See Article VIII of Amendment No. 5 to the Agreement and Declaration of Trust filed as Exhibit (a)(1) hereto.

Item 26.          Business and Other Connections of Investment Adviser

                  The following sets forth business and other connections of each director and officer of Colonial Management Associates,
                  Inc.: (see next page)

Registrant's investment advisor,  Colonial  Management
Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Colonial Advisory Services, Inc. ("CASI"), an affiliate of Colonial, is also registered as an investment advisor under the 1940 Act. As of the end of the fiscal year, December 31, 1999, CASI had four institutional, corporate or other accounts under management or supervision, the total market value of which was approximately $704 million. As of the end of the fiscal year, December 31, 1999, Colonial was the investment advisor, sub-advisor and/or administrator to 71 mutual funds, including funds sub-advised by Colonial, the total market value of which investment companies was approximately $18,589.50 million. Liberty Funds Distributor, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Liberty Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                                (2)                          (3)                                       (4)
Name and principal
business
addresses*                         Affiliation                  Period is through 11/30/00.
of officers and                    with                         Other business, profession,
directors of                       investment                   vocation or employment
investment adviser                 adviser                      connection                                Affiliation
------------------                 ----------                   ------------------------------            -----------
Anguilla, Carol                    Secretary                    AlphaTrade Inc.                           Clerk
                                                                Liberty Funds Distributor, Inc.           Clerk
                                                                Liberty Funds Group LLC                   Secretary
                                                                Colonial Advisory Services, Inc.          Clerk
                                                                Liberty Funds Services, Inc.              Clerk
                                                                Liberty Financial Companies, Inc.         Asst. Clerk
                                                                Liberty Financial Services, Inc.          Asst. Clerk
                                                                Liberty Investment Services, Inc.         Asst. Clerk
                                                                Liberty Asset Management Company          Asst. Sec.
                                                                Newport Fund Management, Inc.             Asst. Sec.
                                                                Independent Holdings, Inc.                Asst. Clerk
                                                                Progress Investment Management Company    Asst. Sec.
                                                                Crabbe Huson Group, Inc.                  Asst. Clerk

Ballou, William J.                 V.P., Asst. Sec., Counsel    Liberty Funds Trust I through IX          Secretary
                                                                Colonial High Income Municipal Trust      Secretary
                                                                Colonial InterMarket Income Trust I       Secretary
                                                                Colonial Intermediate High Income Fund    Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Secretary
                                                                Colonial Municipal Income Trust           Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec.,
                                                                                                              Senior Counsel
                                                                Liberty Variable Investment Trust         Secretary
                                                                Liberty All-Star Equity Fund              Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Secretary
                                                                Colonial Insured Municipal Fund           Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Secretary
                                                                Colonial New York Insured Municipal Fund  Secretary
                                                                Liberty Floating Rate Advantage Fund      Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary

Barron, Suzan M.                   V.P., Asst. Sec., Counsel    Liberty Funds Trust I through IX          Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary

Barsketis, Ophelia L.              Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Newport Fund Management, Inc.             Managing Director

Bissonnette, Michael               Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Boatman, Bonny E.                  Senior V.P., IPC Mbr.        Colonial Advisory Services, Inc.          Executive V.P.
                                                                Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Buonopane, Kimberly M.             V.P.                         Liberty Funds Group LLC                   V.P.

Campbell, Kimberly                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Carome, Kevin M.                   Senior V.P., IPC Mbr.,       Liberty Funds Distributor, Inc.           Asst. Clerk
                                   Director                     Liberty Funds Group LLC                   Sr. V.P., General Counsel
                                                                Stein Roe & Farnham Incorporated          General Counsel, Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Exec. V.P.
                                                                Liberty-Stein Roe Funds Income Trust      Exec. V.P.
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Exec. V.P.
                                                                Liberty-Stein Roe Funds Trust             Exec. V.P.
                                                                Liberty-Stein Roe Funds Municipal Trust   Exec. V.P.
                                                                Liberty-Stein Roe Advisor Trust           Exec. V.P.
                                                                SR&F Base Trust                           Exec. V.P.
                                                                SteinRoe Variable Investment Trust        Exec. V.P.
                                                                Liberty Floating Rate Fund                Exec. V.P., Asst. Sec.
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Exec. V.P., Asst. Sec.
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Exec. V.P., Asst. Sec.
                                                                Liberty Funds Trust I through IX          Exec. V.P.
                                                                Colonial High Income Municipal Trust      Exec. V.P.
                                                                Colonial InterMarket Income Trust I       Exec. V.P.
                                                                Colonial Intermediate High Income Fund    Exec. V.P.
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Exec. V.P.
                                                                Colonial Municipal Income Trust           Exec. V.P.
                                                                Liberty Variable Investment Trust         Exec. V.P.
                                                                Liberty All-Star Equity Fund              Exec. V.P.
                                                                Liberty All-Star Growth Fund, Inc.        Exec. V.P.
                                                                Colonial Insured Municipal Fund           Exec. V.P.
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Exec. V.P.
                                                                Colonial New York Insured Municipal Fund  Exec. V.P.
                                                                Liberty Floating Rate Advantage Fund      Exec. V.P.
                                                                Financial Centre Insurance Agency, Inc.   Clerk, Dir.

Daniszewski, Joseph J.             V.P.                         Liberty Funds Group LLC                   V.P.

Dearborn, James                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

DerSarkisian, Peter                V.P.                         Liberty Funds Group LLC                   V.P.

DiSilva-Begley, Linda              V.P., IPC Mbr.               Colonial Advisory Services, Inc.          Compliance Officer
                                                                Liberty Funds Group LLC                   V.P.

Ericson, Carl C.                   Senior V.P., IPC Mbr.        Colonial Intermediate High Income Fund    V.P.
                                                                Colonial Advisory Services, Inc.          President, CEO and CIO
                                                                Liberty Funds Group LLC                   Senior V.P.

Finnemore, Leslie W.               Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Franklin, Fred J.                  Senior V.P., IPC Mbr.        AlphaTrade Inc.                           President
                                                                Liberty Financial Companies, Inc.         Chief Compl. Ofcr, V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Garrison, William M.               V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Liberty Funds Group LLC                   V.P.
                                                                Liberty-Stein Roe Funds Investment Trust  V.P.
                                                                SteinRoe Variable Investment Trust        V.P.

Gibson, Stephen E.                 Dir., Pres., CEO, Chairman   Liberty Funds Group LLC                   Dir., Pres., CEO, Exec.
                                   of the Board                                                           Cmte. Mbr., Chairman
                                                                Liberty Funds Distributor, Inc.           Director, Chairman
                                                                Colonial Advisory Services, Inc.          Director, Chairman
                                                                Liberty Funds Services, Inc.              Director, Chairman
                                                                AlphaTrade Inc.                           Director
                                                                Liberty Funds Trust I through VIII        President
                                                                Colonial High Income Municipal Trust      President
                                                                Colonial InterMarket Income Trust I       President
                                                                Colonial Intermediate High Income Fund    President
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                President
                                                                Colonial Municipal Income Trust           President
                                                                Stein Roe & Farnham Incorporated          Vice Chairman, Pres., Dir.
                                                                Liberty Variable Investment Trust         President
                                                                Colonial Insured Municipal Fund           President
                                                                Colonial California Insured Municipal
                                                                     Fund                                 President
                                                                Colonial New York Insured Municipal Fund  President
                                                                Liberty Floating Rate Advantage Fund      President
                                                                Liberty-Stein Roe Funds Investment Trust  President
                                                                Liberty-Stein Roe Funds Income Trust      President
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                President
                                                                Liberty-Stein Roe Funds Trust             President
                                                                Liberty-Stein Roe Funds Municipal Trust   President
                                                                Liberty-Stein Roe Advisor Trust           President
                                                                SR&F Base Trust                           President
                                                                SteinRoe Variable Investment Trust        President
                                                                Liberty Floating Rate Fund                President
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     President
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    President
                                                                Liberty Investment Grade Bond Fund        President
                                                                SteinRoe Services, Inc.                   Director
                                                                Financial Centre Insurance Agency, Inc.   Director

Hansen, Loren A.                   Senior V.P., IPC Mbr.        Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty-Stein Roe Funds Investment Trust  Executive V.P.
                                                                Liberty-Stein Roe Funds Income Trust      Executive V.P.
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Executive V.P.
                                                                Liberty-Stein Roe Funds Trust             Executive V.P.
                                                                Liberty-Stein Roe Funds Municipal Trust   Executive V.P.
                                                                Liberty-Stein Roe Advisor Trust           Executive V.P.
                                                                SR&F Base Trust                           Executive V.P.
                                                                SteinRoe Variable Investment Trust        Executive V.P.
                                                                Liberty Floating Rate Fund                Executive V.P.
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Executive V.P.
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Harasimowicz, Stephen J.           V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Harrington, Ellen                  V.P., Asst. Secretary        Liberty Funds Group LLC                   V.P., Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Funds Trust I through IX          Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty Investment Grade Bond Fund        Asst. Secretary

Hartford, Brian                    Senior V.P.                  Liberty-Stein Roe Funds Municipal Trust   V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Hayssen, Henry                     V.P.                         Liberty Funds Group LLC                   V.P.

Held, Dorothy                      V.P.                         Liberty Funds Group LLC                   V.P.

Hernon, Mary E.                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Hirschhorn, Harvey B.              Senior V.P.                  Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Liberty-Stein Roe Funds Investment Trust  V.P.
                                                                Liberty-Stein Roe Advisor Trust           V.P.
                                                                SR&F Base Trust                           V.P.
                                                                SteinRoe Variable Investment Trust        V.P.

Hounsell, Clare F.                 V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Iudice, Philip J., Jr.             V.P., Controller, Asst.      Liberty Funds Group LLC                   Controller, CAO, Asst.
                                   Treasurer                                                              Treasurer, V.P.
                                                                Liberty Funds Distributor, Inc.           CFO, Treasurer
                                                                Colonial Advisory Services, Inc.          Controller, Asst. Treas.
                                                                AlphaTrade Inc.                           CFO, Treasurer

Jansen, Deborah A.                 Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Newport Fund Management, Inc.             V.P.

Kane, Russell                      V.P., Asst. Sec., Counsel    Liberty Funds Trust I through IX          Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Investment Grade Bond Fund        Asst. Secretary

Kennedy, Michael T.                Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Liberty-Stein Roe Funds Income Trust      V.P.
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                V.P.
                                                                Liberty-Stein Roe Funds Trust             V.P.
                                                                Liberty-Stein Roe Advisor Trust           V.P.
                                                                SR&F Base Trust                           V.P.

Knudsen, Gail E.                   V.P.                         Liberty Funds Trust I through IX          Asst. Treasurer
                                                                Colonial High Income Municipal Trust      Asst. Treasurer
                                                                Colonial InterMarket Income Trust I       Asst. Treasurer
                                                                Colonial Intermediate High Income Fund    Asst. Treasurer
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Treasurer
                                                                Colonial Municipal Income Trust           Asst. Treasurer
                                                                Liberty Variable Investment Trust         Asst. Treasurer
                                                                Liberty All-Star Equity Fund              Asst. Treasurer
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Treasurer
                                                                Colonial Insured Municipal Fund           Asst. Treasurer
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Treasurer
                                                                Colonial New York Insured Municipal Fund  Asst. Treasurer
                                                                Liberty Floating Rate Advantage Fund      Asst. Treasurer
                                                                Liberty-Stein Roe Funds Investment Trust  V.P., Treasurer
                                                                Liberty-Stein Roe Funds Income Trust      V.P., Treasurer
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                V.P., Treasurer
                                                                Liberty-Stein Roe Funds Trust             V.P., Treasurer
                                                                Liberty-Stein Roe Funds Municipal Trust   V.P., Treasurer
                                                                Liberty-Stein Roe Advisor Trust           V.P., Treasurer
                                                                SR&F Base Trust                           V.P., Treasurer
                                                                SteinRoe Variable Investment Trust        V.P., Treasurer
                                                                Liberty Floating Rate Fund                V.P., Treasurer
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     V.P., Treasurer
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    V.P., Treasurer
                                                                Liberty Funds Group LLC                   V.P.
                                                                Liberty Investment Grade Bond Fund        Asst. Treasurer

Lapointe, Thomas                   V.P.                         Liberty Funds Group LLC                   V.P.

Lasman, Gary                       V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Lenzi, Sharon                      Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Lessard, Kristen                   V.P.                         Liberty Funds Group LLC                   V.P.

Loring, William C., Jr.            Senior V.P.                  Liberty-Stein Roe Funds Municipal Trust   V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Marcus, Harold                     V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Michelini, Peter                   V.P.                         Liberty Funds Group LLC                   V.P.

Newman, Maureen                    Senior V.P.                  Liberty-Stein Roe Funds Municipal Trust   V.P.
                                                                Liberty-Stein Roe Advisor Trust           V.P.
                                                                SR&F Base Trust                           V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

O'Brien, David                     Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.

Ostrander, Laura                   Senior V.P.                  Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Palombo, Joseph R.                 Dir., Exec. V.P.             Colonial Advisory Services, Inc.          Director
                                                                Colonial High Income Municipal Trust      Trustee, Chrmn. of Board
                                                                Colonial InterMarket Income Trust I       Trustee, Chrmn. of Board
                                                                Colonial Intermediate High Income Fund    Trustee, Chrmn. of Board
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Trustee, Chrmn. of Board
                                                                Colonial Municipal Income Trust           Trustee, Chrmn. of Board
                                                                Liberty Funds Trust I through VIII        Trustee, Chrmn. of Board
                                                                Liberty Funds Trust IX                    Trustee, Chrmn. of Board
                                                                Liberty Funds Services, Inc.              Director
                                                                Liberty Funds Group LLC                   CAO, Executive V.P.
                                                                Liberty Funds Distributor, Inc.           Director
                                                                AlphaTrade Inc.                           Director
                                                                Stein Roe & Farnham Incorporated          Executive V.P., Director
                                                                Liberty Variable Investment Trust         Trustee, Chrmn. of Board
                                                                Liberty All-Star Equity Fund              Trustee, Chrmn. of Board
                                                                Liberty All-Star Growth Fund, Inc.        Trustee, Chrmn. of Board
                                                                Colonial Insured Municipal Fund           Trustee, Chrmn. of Board
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Trustee, Chrmn. of Board
                                                                Colonial New York Insured Municipal Fund  Trustee, Chrmn. of Board
                                                                Liberty Floating Rate Advantage Fund      Trustee, Chrmn. of Board
                                                                Liberty-Stein Roe Funds Investment Trust  Trustee, Chrmn. of Board
                                                                Liberty-Stein Roe Funds Income Trust      Trustee, Chrmn. of Board
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Trustee, Chrmn. of Board
                                                                Liberty-Stein Roe Funds Trust             Trustee, Chrmn. of Board
                                                                Liberty-Stein Roe Funds Municipal Trust   Trustee, Chrmn. of Board
                                                                Liberty-Stein Roe Advisor Trust           Trustee, Chrmn. of Board
                                                                SR&F Base Trust                           Trustee, Chrmn. of Board
                                                                SteinRoe Variable Investment Trust        Trustee, Chrmn. of Board
                                                                Liberty Floating Rate Fund                Trustee, Chrmn. of Board
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Trustee, Chrmn. of Board
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Trustee, Chrmn. of Board
                                                                Financial Centre Insurance Agency, Inc.   Director

Peishoff, William                  V.P.                         Liberty Funds Group LLC                   V.P.

Peterson, Ann T.                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Pietropaolo, Vincent P.            V.P., Asst. Sec., Counsel    Liberty Funds Trust I through IX          Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Investment Grade Bond Fund        Asst. Secretary

Pope, David                        V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Ratcliff, Lester                   V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Richards, Scott B.                 Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Roye, Michael                      V.P.                         Liberty Funds Group LLC                   V.P.

Rzepczynski, June                  V.P.

Schermerhorn, Scott                Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Shields, Yvonne B.                 V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Smalley, Gregg                     V.P.                         Liberty Funds Group LLC                   V.P.

Smith, Craig                       V.P.                         Liberty Funds Group LLC                   V.P.

Spanos, Gregory J.                 Senior V.P.                  Colonial Advisory Services, Inc.          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Stevens, Richard                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Swayze, Gary                       Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.

Thomas, Ronald                     V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Turcotte, Frederick J.             V.P.                         Liberty Funds Services, Inc.              V.P.
                                                                Liberty Funds Distributor, Inc.           V.P.
                                                                Colonial Advisory Services, Inc.          V.P.
                                                                AlphaTrade Inc.                           V.P.
                                                                Liberty Funds Group LLC                   V.P.
                                                                Liberty Financial Services, Inc.          V.P.
                                                                Liberty Financial Companies, Inc.         V.P., Managing Dir
                                                                                                          of Taxation
                                                                LREG, Inc.                                V.P.
                                                                Liberty Newport Holdings, Limited         V.P.
                                                                Newport Pacific Management, Inc.          V.P.
                                                                Newport Fund Management, Inc.             V.P.
                                                                Newport Private Equity Asia, Inc.         V.P.
                                                                Independent Holdings, Inc.                V.P.
                                                                IFS Agencies, Inc.                        V.P.
                                                                IFMG Agencies of Maine, Inc.              V.P.
                                                                IFMG of Oklahoma, Inc.                    V.P.
                                                                IFS Agencies of Alabama, Inc.             V.P.
                                                                IFS Agencies of New Mexico, Inc.          V.P.
                                                                IFS Insurance Agencies of Ohio, Inc.      V.P.
                                                                IFS Insurance Agencies of Texas, Inc.     V.P.
                                                                Liberty Securities Corporation            V.P.
                                                                Stein Roe Services, Inc.                  V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.
                                                                Stein Roe Futures, Inc.                   V.P.
                                                                Progress Investment Management Company    V.P.
                                                                Crabbe Huson Group, Inc.                  V.P.

Ware, Elizabeth M.                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

White, John                        V.P.                         Liberty Funds Group LLC                   V.P.



------------------------------------------------
*The Principal address of all of the officers and directors of the investment advisor is One Financial Center, Boston, MA 02111.




                  Certain information pertaining to business and other connections of the Registrant's investment adviser, Newport Fund Management, Inc. (Newport), which in turn is a indirect wholly-owned subsidiary of Liberty Financial Companies, Inc.
                  (LFCI), which in turn is a majority owned subsidiary of LFC Management Corporation, which in turn is a wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a wholly owned subsidiary of LFC Holdings, Inc., which in turn is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly owned subsidiary of Liberty Mutual Insurance Company. Newport serves as investment adviser to Liberty Newport Greater China Fund, Liberty Newport Japan Opportunities Fund and Stein Roe Small Cap Tiger Fund, each a series of the Registrant. In addition, Newport advises its parent, Newport Pacific Management, Inc.(NPM), which manages institutional and private accounts and offshore funds. The information required above is incorporated herein by reference from Newport's Form ADV, as most recently filed with the Securities and Exchange Commission.

Item 27.          Principal Underwriter


(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust IX, Liberty Variable Investment Trust, Liberty-Stein Roe Advisor Trust, Stein Roe Income Trust, Stein Roe Municipal Trust, Stein Roe Investment Trust, Stein Roe Floating Rate Income Fund, Stein Roe Institutional Floating Rate Income Fund,
      SteinRoe Variable Investment Trust and Stein Roe Trust.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Anderson, Judith       V.P.                  None

Anguilla, Carol        Clerk                 None

Babbitt, Debra         V.P. and              None
                       Comp. Officer

Bartlett, John         Managing Director     None

Bertrand, Thomas       V.P.                  None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            V.P.                  None

Bruneau, Brian         Sr. V.P.              None

Burtman, Tracy         V.P.                  None

Campbell, Patrick      V.P.                  None

Carinio, Angela        V.P.                  None

Carroll, Sean          V.P.                  None

Chrzanowski, Daniel    V.P.                  None

Clapp, Elizabeth A.    Managing Director     None

Claiborne, Doug        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Costello, Matthew      V.P.                  None

Couto, Scott           V.P.                  None

Cox, Michael           V.P.                  None

Davey, Cynthia         Sr. V.P.              None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Donohue, Jordan        V.P.                  None

Downey, Christopher    V.P.                  None

Dupree, Robert         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Evitts, Stephen        V.P.                  None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fifield, Robert        V.P.                  None

Fisher, James          V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Gibson, Stephen E.     Director; Chairman    President
                        of the Board

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Harrington, Tom        Sr. V.P.              None

Hartnett, Kelly        V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Huennekens, James      V.P.                  None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Ives, Curt             V.P.                  None

Jackson, Lyman         V.P.                  None

Johnston, Kenneth      V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Kelson, David W.       Sr. V.P.              None

Kelson, Jr., David     V.P.                  None

Lewis, Blair           V.P.                  None

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Donnell, John        V.P.                  None

O'Shea, Kevin          Managing Director     None

Palombo, Joseph R.     Director              Trustee and
                                             Chairman of the Board

Perullo, Deborah       V.P.                  None

Piken, Keith           Sr. V.P.              None

Place, Jeffrey         Managing Director     None

Raftery-Arpino, Linda  Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Riegel, Joyce          V.P.                  None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schomburg, James       V.P.                  None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      V.P.                  None

Sinatra, Peter         V.P.                  None

Smith, Darren          V.P.                  None

Soester, Trisha        V.P.                  None

Studer, Eric           V.P.                  None

Sweeney, Maureen       V.P.                  None

Tambone, James         CEO; Co-President     None

Tasiopoulos, Lou       Co-President          None

Torrisi, Susan         V.P.                  None

Tufts, Peter           V.P.                  None

Turcotte, Frederick J. V.P.                  None

Vail, Norman           V.P.                  None

VanEtten, Keith H.     Sr. V.P.              None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

White, John            V.P.                  None

Widder, Mary-Lee       V.P.                  None

Yates, Susan           V.P.                  None

Young, Deborah         V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.



Item 28.          Location of Accounts and Records

                  Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser and/or administrator, Colonial Management Associates, Inc.; Registrant's principal underwriter, Liberty Funds Distributor, Inc.; Registrant's transfer and dividend disbursing agent, Liberty Funds Services, Inc.; and the Registrant's custodian, The Chase Manhattan Bank. The address for each person except the Registrant's custodian is One Financial Center, Boston, MA 02111. The address for The Chase Manhattan Bank is 270 Park Avenue, New York, NY 10017-2070.

Item 29.          Management Services

                  See Item 5, Part A and Item 16, Part B


Item 30.          Undertakings

                  Not applicable

                                     NOTICE

      A copy of the Agreement and Declaration of Trust, as amended, of Liberty Funds Trust II is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Liberty Funds Trust II, certifies that it has duly caused this Post-Effective Amendment No. 48 to its Registration Statement under the Securities Act of 1933 and the Post-Effective Amendment No. 48 to its Registration Statement under the Investment Company Act of 1940, to be signed in this City of Boston, and The Commonwealth of Massachusetts on this 27th day of December, 2000.

                                             Liberty Funds Trust II


                                             By:  /s/STEPHEN E. GIBSON
                                                  --------------------
                                                  Stephen E. Gibson, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                         TITLE                                  DATE
----------                         -----                                  ----

/s/STEPHEN E. GIBSON               President                         December 27, 2000
-------------------------
Stephen E. Gibson                  (chief executive officer)



/s/J. KEVIN CONNAUGHTON            Treasurer and CFO                 December 27, 2000
-------------------------
J. Kevin Connaughton               (chief accounting officer
                                    and chief financial officer)

TOM BLEASDALE*                      Trustee
---------------------------
Tom Bleasdale

LORA S. COLLINS*                    Trustee
---------------------------
Lora S. Collins

JAMES E. GRINNELL*                  Trustee
---------------------------
James E. Grinnell

RICHARD W. LOWRY*                   Trustee
---------------------------
Richard W. Lowry

SALVATORE MACERA*                   Trustee
---------------------------
Salvatore Macera

JAMES L. MOODY, JR.*                Trustee           /s/Suzan M. Barron
---------------------------
James L. Moody, Jr.                                      Suzan M. Barron
                                                         Attorney-in-fact
                                                         December 27, 2000

WILLIAM E. MAYER*                   Trustee
---------------------------
William E. Mayer

JOHN J. NEUHAUSER*                  Trustee
---------------------------
John J. Neuhauser

JOSEPH R. PALOMBO*                  Trustee
---------------------------
Joseph R. Palombo

THOMAS E. STITZEL                   Trustee
---------------------------
Thomas E. Stitzel

ANNE-LEE VERVILLE*                  Trustee
---------------------------
Anne-Lee Verville

                                  EXHIBIT INDEX

(j)(1)   Consent of Independent Accountants (PWC)

(j)(2)   Consent of Independent Accountants (E&Y)